As filed with the Securities and Exchange Commission on August 10, 2009.

Registration No. 333-________

U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

[ ] Pre-Effective Amendment No.
[ ] Post-Effective Amendment No.

PRINCIPAL FUNDS, INC.
f/k/a Principal Investors Fund, Inc.
(Exact name of Registrant as specified in charter)

680 8th Street, Des Moines, Iowa 50392-2080
(Address of Registrant's Principal Executive Offices)

515-248-3842
(Registrant's Telephone Number, Including Area Code)

Michael D. Roughton
Counsel, Principal Funds, Inc.
711 High Street
Des Moines, Iowa 50392-2080
(Name and Address of Agent for Service)

Copies of all communications to:
John W. Blouch
Dykema Gossett PLLC
1300 I Street, N.W.
Washington, D.C. 20005-3353
202-906-8714; 202-906-8669 (Fax)

Approximate date of proposed public offering: As soon as practicable after this Registration Statement becomes effective.

Title of Securities Being Registered: Class A, Class B, Class C, and Institutional Class Shares common stock, par value $.01 per share.

No filing fee is due because an indefinite number of shares have been registered in reliance on Section 24(f)
under the Investment Company Act of 1940, as amended.

It is proposed that this filing will become effective on September 9, 2009, pursuant to Rule 488.

PRINCIPAL FUNDS, INC.
680 8th Street
Des Moines, Iowa 50392-2080

___________, 2009

Dear Shareholder:

       A Special Meeting of Shareholders of Principal Funds, Inc. (“PFI”) will be held at 680 8th Street, Des Moines, Iowa 50392-2080, on October 19, 2009 at 10 a.m., Central Time.

     At the meeting, shareholders of the MidCap Stock Fund (the “Acquired Fund”) will be asked to consider and approve a Plan of Acquisition (the “Plan”) providing for the reorganization of the MidCap Stock Fund into the MidCap Blend Fund (the “Acquiring Fund”). Each of these Funds is a separate series or fund of PFI.

     Under the Plan: (i) the Acquiring Fund will acquire all the assets, subject to all the liabilities, of the Acquired Fund in exchange for shares of the Acquiring Fund; (ii) the Acquiring Fund shares will be distributed to the shareholders of the Acquired Fund; and (iii) the Acquired Fund will liquidate and terminate (the “Reorganization”). As a result of the Reorganization, each shareholder of the Acquired Fund will become a shareholder of the Acquiring Fund. The total value of all shares of the Acquiring Fund issued in the Reorganization will equal the total value of the net assets of the Acquired Fund. The number of full and fractional shares of the Acquiring Fund received by a shareholder of the Acquired Fund will be equal in value to the value of that shareholder’s shares of the Acquired Fund as of the close of regularly scheduled trading on the New York Stock Exchange (“NYSE”) on the closing date of the Reorganization. Holders of Class A, Class B, Class C and Institutional Class shares of the Acquired Fund will receive, respectively, Class A, Class B, Class C and Institutional Class shares of the Acquiring Fund. The Reorganization is expected to occur as of the close of regularly scheduled trading on the NYSE on October 23, 2009. All share classes of the Acquired Fund will vote in the aggregate and not by class with respect to the Reorganization.

     The Board of Directors of PFI believes that the Reorganization will serve the best interests of shareholders of both the Acquired and Acquiring Funds. The Funds have similar investment objectives in that the Acquiring Fund seeks to provide long-term growth of capital while the Acquired Fund seeks to provide long-term capital appreciation. The Funds also have similar principal policies and risks in that both invest in securities of mid-capitalization companies. The Acquiring Fund has lower advisory fee rates and is expected to have lower expense ratios following the Reorganization. The Acquiring Fund has outperformed the Acquired Fund over the three-year and five-year periods ended March 31, 2009. Moreover, the Reorganization may be expected to afford shareholders of the Acquired Fund on an ongoing basis greater prospects for growth and efficient management. Combining the Funds will not result in any dilution of the interests of existing shareholders of the Funds.

     The value of your investment will not be affected by the Reorganization. Furthermore, in the opinion of legal counsel, no gain or loss will be recognized by any shareholder for federal income tax purposes as a result of the Reorganization.

*****

     Enclosed you will find a Notice of Special Meeting of Shareholders, a Proxy Statement/Prospectus, and a proxy card for shares of the Acquired Fund you owned as of August 21, 2009, the record date for the Meeting. The Proxy Statement/Prospectus provides background information and describes in detail the matters to be voted on at the Meeting.

     The Board of Directors has unanimously voted in favor of the proposed Reorganization and recommends that you vote FOR the Proposal.

     In order for shares to be voted at the Meeting, we urge you to read the Proxy Statement/Prospectus and then complete and mail your proxy card(s) in the enclosed postage-paid envelope, allowing sufficient time for receipt by us by October 18, 2009. As a convenience, we offer three options by which to vote your shares:

       By Internet: Follow the instructions located on your proxy card.

     By Phone: The phone number is located on your proxy card. Be sure you have your control number, as printed on your proxy card, available at the time you call.

       By Mail: Sign your proxy card and enclose it in the postage-paid envelope provided in this proxy package.

     We appreciate your taking the time to respond to this important matter. Your vote is important. If you have any questions regarding the Reorganization, please call our shareholder services department toll free at 1-800-222-5852.

PRINCIPAL FUNDS, INC.
680 8th Street
Des Moines, Iowa 50392-2080

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of the MidCap Stock Fund:

     Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of the MidCap Stock Fund, a separate series of Principal Funds, Inc. (“PFI”), will be held at 680 8th Street, Des Moines, Iowa 50392-2080, on October 19, 2009 at 10 a.m., Central Time. A Proxy Statement/Prospectus providing information about the following proposal to be voted on at the Meeting is included with this notice. The Meeting is being held to consider and vote on such proposal as well as any other business that may properly come before the Meeting or any adjournment thereof:

Proposal:	Approval of a Plan of Acquisition providing for the reorganization of the MidCap Stock Fund (the “Fund”) into the
MidCap Blend Fund.

      The Board of Directors of PFI recommends that shareholders of the Fund vote FOR the Proposal.

     Approval of the Proposal will require the affirmative vote of the holders of at least a “Majority of the Outstanding Voting Securities” (as defined in the accompanying Proxy Statement/Prospectus) of the Fund.

       Each shareholder of record at the close of business on August 21, 2009 is entitled to receive notice of and to vote at the Meeting.

       Please read the attached Proxy Statement/Prospectus.

By order of the Board of Directors

Nora M. Everett
President

__________, 2009
Des Moines, Iowa

PRINCIPAL FUNDS, INC.
680 8th Street
Des Moines, Iowa 50392-2080

—————————

PROXY STATEMENT/PROSPECTUS
SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD OCTOBER 19, 2009

RELATING TO THE REORGANIZATION OF:
THE MIDCAP STOCK FUND INTO
THE MIDCAP BLEND FUND

     This Proxy Statement/Prospectus is furnished in connection with the solicitation by the Board of Directors (the “Board” or “Directors”) of Principal Funds, Inc. (“PFI”) of proxies to be used at a Special Meeting of Shareholders of PFI to be held at 680 8th Street, Des Moines, Iowa 50392-2080, on October 19, 2009, at 10 a.m., Central Time (the “Meeting”).

     At the Meeting, shareholders of the MidCap Stock Fund (the “Acquired Fund”) will be asked to consider and approve a proposed Plan of Acquisition (the “Plan”) providing for the reorganization of the Acquired Fund into the MidCap Blend Fund (the “Acquiring Fund”).

     Under the Plan: (i) the Acquiring Fund will acquire all the assets, subject to all the liabilities of the Acquired Fund in exchange for shares of the Acquiring Fund; (ii) the Acquiring Fund shares will be distributed to the Shareholders of the Acquired Fund; and (iii) the Acquired Fund will liquidate and terminate (the “Reorganization”). As a result of the Reorganization, each shareholder of the Acquired Fund will become a shareholder of the Acquiring Fund. The total value of all shares of the Acquiring Fund issued in the Reorganization will equal the total value of the net assets of the Acquired Fund. The number of full and fractional shares of the Acquiring Fund received by a shareholder of the Acquired Fund will be equal in value to the value of that shareholder’s shares of the Acquired Fund as of the close of regularly scheduled trading on the New York Stock Exchange (“NYSE”) on the closing date of the Reorganization. Holders of Class A, Class B, Class C and Institutional Class shares of the Acquired Fund will receive, respectively, Class A, Class B, Class C and Institutional Class shares of the Acquiring Fund. If approved by shareholders of the Acquired Fund, the Reorganization is expected to occur immediately after the close of regularly scheduled trading on the NYSE on October 23, 2009 (the “Effective Time”). All share classes of the Acquired Fund will vote in the aggregate and not by class. The terms and conditions of the Reorganization are more fully described below in this Proxy Statement/Prospectus and the Form of Plan of Acquisition which is attached hereto as Appendix A.

     This Proxy Statement/Prospectus contains information shareholders should know before voting on the Reorganization. Please read it carefully and retain it for future reference. The Annual and Semi-Annual Reports to Shareholders of PFI contain additional information about the investments of the Acquired and Acquiring Funds, and the Annual Report contains discussions of the market conditions and investment strategies that significantly affected these Funds during the fiscal year ended October 31, 2008. Copies of these reports may be obtained at no charge by calling our shareholder services department toll free at 1-800-247-4123.

     A Statement of Additional Information dated ___________, 2009 (the “Statement of Additional Information”) relating to this Proxy Statement/Prospectus has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference into this Proxy Statement/Prospectus. PFI’s Prospectus, dated March 1, 2009 and as supplemented (“PFI Prospectus”), and the Statement of Additional Information for PFI, dated March 1, 2009 and as supplemented (“PFI SAI”), have been filed with the SEC and, insofar as they relate to the MidCap Stock Fund, are incorporated by reference into this Proxy Statement/Prospectus. Copies of these documents may be obtained without charge by writing to PFI at the address noted above or by calling our shareholder services department toll free at 1-800-222-5852. You may also call our shareholder services department toll free at 1-800-222-5852 if you have any questions regarding the Reorganization.

     PFI is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 (the “1940 Act”) and files reports, proxy materials and other information with the SEC. Such reports, proxy materials and other information may be inspected and copied at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549 (information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-5850). Such materials are also available on the SEC’s EDGAR Database on its Internet site at www.sec.gov, and copies may be obtained, after paying a duplicating fee, by email request addressed to publicinfo@sec.gov or by writing to the SEC’s Public Reference Room.

     The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

The date of this Proxy Statement/Prospectus is __________, 2009.

INTRODUCTION

     This Proxy Statement/Prospectus is being furnished to shareholders of the Acquired Fund to provide information regarding the Plan and the Reorganization.

     Principal Funds, Inc. PFI is a Maryland corporation and an open-end management investment company registered with the SEC under the 1940 Act. PFI currently offers 66 separate series or funds (the “PFI Funds”), including the Acquired and Acquiring Funds. The sponsor of PFI is Principal Life Insurance Company (“Principal Life”), and the investment advisor to the PFI Funds is Principal Management Corporation (“PMC”). Principal Funds Distributor, Inc. (the “Distributor” or “PFD”) is the distributor for all share classes. Principal Life, an insurance company organized in 1879 under the laws of Iowa, PMC and PFD are indirect, wholly-owned subsidiaries of Principal Financial Group, Inc. (“PFG”). Their address is the Principal Financial Group, Des Moines, Iowa 50392-2080.

     Investment Management. Pursuant to an investment advisory agreement with PFI with respect to the Acquired and Acquiring Funds, PMC provides investment advisory services and certain corporate administrative services to the Funds. As permitted by the investment advisory agreement, PMC has entered into sub-advisory agreements with respect to the Acquired and Acquiring Funds as follows:

Acquired Fund	Sub-Advisor
MidCap Stock Fund	Edge Asset Management, Inc. (“Edge”)

Acquiring Fund	Sub-Advisor
MidCap Blend Fund	Principal Global Investors, LLC (“PGI”)

        PMC and each sub-advisor are registered with the SEC as investment advisors under the Investment Advisers Act of 1940.

        Edge is located at 601 Union Street, Suite 2200, Seattle, WA 98101. Edge is an affiliate of PFG.

        PGI is located at 801 Grand Avenue, Des Moines, IA 50392. PGI is an affiliate of PFG.

THE REORGANIZATION

     At its meeting held on June 8, 2009, the Board, including all the Directors who are not “interested persons” (as defined in the 1940 Act) of PFI (the “Independent Directors”), approved the Reorganization pursuant to the Plan providing for the combination of the Acquired Fund into the Acquiring Fund. The Board concluded that the Reorganization is in the best interests of the Acquired Fund and the Acquiring Fund and that the interests of existing shareholders of the Funds will not be diluted as a result of the Reorganization. The factors that the Board considered in deciding to approve the Reorganization are discussed below under “Information About the Reorganization – Board Consideration of the Reorganization.”

      The Reorganization contemplates: (i) the transfer of all the assets, subject to all of the liabilities, of the Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund; (ii) the distribution to Acquired Fund shareholders of the Acquiring Fund shares; and (iii) the liquidation and termination of the Acquired Fund. As a result of the Reorganization, each shareholder of the Acquired Fund will become a shareholder of the Acquiring Fund. In the Reorganization, the Acquiring Fund will issue a number of shares with a total value equal to the total value of the net assets of the Acquired Fund, and each shareholder of the Acquired Fund will receive a number of full and fractional shares of the Acquiring Fund with a value equal to the value of that shareholder’s shares of the Acquired Fund, as of the close of regularly scheduled trading on the NYSE on the closing date of the Reorganization (the “Effective Time”). The closing date of the Reorganization is expected to be October 23, 2009. Holders of Class A, Class B, Class C and Institutional Class shares of the Acquired Fund will receive, respectively, Class A, Class B, Class C and Institutional Class shares of the Acquiring Fund. The terms and conditions of the Reorganization are more fully described below in this Proxy Statement/Prospectus and in the Form of Plan of Acquisition, which is attached hereto as Appendix A.

     The Board believes that the Reorganization will serve the best interests of shareholders of both the Acquired and Acquiring Funds. The Funds have similar investment objectives in that the Acquiring Fund seeks to provide long-term growth of capital while the Acquired Fund seeks to provide long-term capital appreciation. The Funds also have similar principal policies and risks in that both invest in midcap securities. The Acquiring Fund has lower advisory fee rates and is expected to have lower expense ratios following the Reorganization. The Acquiring Fund has outperformed the Acquired Fund over the three-year and five-year periods ending March 31, 2009. Moreover, the Reorganization may be expected to afford shareholders of the Acquired Fund on an ongoing basis greater prospects for growth and efficient management. Combining the Funds will not result in any dilution of the interests of existing shareholders of the Funds.

     In the opinion of legal counsel, the Reorganization will qualify as a tax-free reorganization and, for federal income tax purposes, no gain or loss will be recognized as a result of the Reorganization by the Acquired or Acquiring Fund shareholders. See “Information About the Reorganization – Federal Income Tax Consequences.”

      The Reorganization will not result in any material change in the purchase and redemption procedures followed with respect to the distribution of shares. See “Additional Information About the Funds – Purchases, Redemptions and Exchanges of Shares.”

      The Acquired Fund will pay all expenses and out-of-pocket fees incurred in connection with the Reorganization, including printing, mailing, and legal fees. The expenses and fees the Acquired Fund will pay are expected to total $52,000. Further, the Acquired Fund will also pay any trading costs associated with disposing of any portfolio securities of the Acquired Fund that would not be compatible with the investment objectives and strategies of the Acquiring Fund and reinvesting the proceeds in securities that would be compatible. These trading costs are estimated to be $574,000. As of April 30, 2009, the realized loss would be approximately $7,962,000 ($0.25 per share) on a US GAAP basis.

PROPOSAL:
APPROVAL OF A PLAN OF ACQUISITION PROVIDING
FOR THE REORGANIZATION OF THE
MIDCAP STOCK FUND
INTO THE MIDCAP BLEND FUND

Shareholders of the MidCap Stock Fund (the “Acquired Fund”) are being asked to approve the Reorganization of the Acquired Fund into the MidCap Blend Fund (the “Acquiring Fund.)

Comparison of Acquired and Acquiring Funds
The following table provides comparative information with respect to the Acquired and Acquiring Funds.

MidCap Stock Fund		MidCap Blend Fund
(Acquired Fund)		(Acquiring Fund)

Approximate Net Assets as of April 30, 2009 (unaudited):
$363,423,000		$557,940,000

Investment Advisor:	PMC

Sub-Advisors and Portfolio Managers:

Edge	PGI

Daniel R. Coleman (since 2001). Mr. Coleman,	K. William Nolin, CFA (since 2000). Mr. Nolin,
Managing Director, Chief Investment Officer, manages	portfolio manager, joined PGI in 1994. He serves as the
all investment operations at Edge. Mr. Coleman joined	portfolio manager for the firm’s international small-cap
Edge in October 2001. Mr. Coleman earned a Bachelor’s	equity portfolios. He earned a Bachelor’s degree in
degree in Finance from the University of Wisconsin and	Finance from the University of Iowa and an MBA from
an MBA from New York University.	the Yale School of Management. He has earned the right
to use the Chartered Financial Analyst designation.
Investment Objective:

The Acquired Fund seeks to provide long-term capital	The Acquiring Fund seeks long-term growth of capital.
appreciation.

Principal Investment Strategies:

The Fund invests primarily in common stocks of U.S.	The Fund invests primarily in common stocks and other
companies. Under normal market conditions, the Fund	equity securities of medium capitalization companies.
invests at least 80% of its net assets (plus any	Under normal circumstances, the Fund invests at least
borrowings for investment purposes) in common stocks	80% of its net assets (plus any borrowings for
of companies with medium market capitalizations (those	investment purposes) in common stocks of companies
with market capitalizations between approximately $1	with medium market capitalizations (those with market
billion and $10 billion at the time of purchase). Market	capitalizations similar to companies in the Russell
capitalization is defined as total current market value of	MidCap® Index (as of the most recent calendar year
a company’s outstanding common stock.	end, this range was between approximately $0.02 billion
and $14.9 billion) at the time of purchase. Market
The Fund may invest up to 20% of its assets in REIT	capitalization is defined as total current market value of
securities. The Fund may invest in fixed-income	a company’s outstanding common stock. Up to 25% of
securities of any maturity, including investment grade	Fund assets may be invested in foreign securities.
corporate bonds and mortgage-backed securities, and
may invest up to 20% of its assets in below-investment-	In selecting securities for investment, PGI looks at
grade fixed-income securities (sometimes called “junk	stocks with value and/or growth characteristics and
bonds”). The Fund may also invest in money market	constructs an investment portfolio that has a “blend” of
instruments for temporary or defensive purposes.	stocks with these characteristics. In managing the assets
of the Fund, PGI does not have a policy of preferring
The Fund may purchase or sell U.S. government	one of these categories to the other. The value
securities and collateralized mortgage obligations on a	orientation emphasizes buying stocks at less than their
“when issued” or “delayed-delivery” basis in an	inherent value and avoiding stocks whose price has been
aggregate of up to 20% of the market value of its total	artificially built up. The growth orientation emphasizes
assets. The Fund may invest up to 25% of its assets in	buying stocks of companies whose potential for growth
the securities of foreign issuers.	of capital and earnings is expected to be above average.

In selecting investments for the Fund, Edge looks for	PGI believes that superior stock selection is the key to
equity investments in companies that have solid	consistent out-performance. PGI seeks to achieve
management, a competitive advantage, and the resources	superior stock selection by systematically evaluating
to maintain superior cash flow and profitability over the	company fundamentals and in-depth original research.
long run. In determining whether securities should be
sold, Edge considers factors such as high valuations	PGI focuses its stock selections on established
relative to other investment opportunities and	companies that it believes have a sustainable competitive
deteriorating short- or long-term business fundamentals	advantage. PGI constructs a portfolio that is “benchmark
or future growth prospects. The Fund will not	aware” in that it is sensitive to the sector (companies
necessarily dispose of a security merely because its	with similar characteristics) and security weightings of
issuer’s market capitalization is no longer in the	its benchmark. However, the Fund is actively managed
range represented by the S&P MidCap 400 Index.	and prepared to invest in sectors and industries
differently from the benchmark.

The Fund may purchase securities issued as part of, or a
short period after, companies’ initial public offerings and
may at times dispose of those shares shortly after their
acquisition.

Hedging and Other Strategies:

Each of the Funds may invest in inverse floating rate obligations, may engage in hedging transactions through the use of financial futures and options thereon and may also purchase and sell securities on a when-issued or forward commitment basis, invest in mortgage-backed securities, enter into repurchase agreements, invest in stand-by commitments, engage in swap agreements, and lend portfolio securities. Each of the Funds may invest in floating rate and variable rate obligations, including participation interests therein.

Temporary Defensive Investing:

For temporary defensive purposes in times of unusual or adverse market, economic, or political conditions, each Fund may invest up to 100% of its assets in cash and cash equivalents. In taking such defensive measures, either Fund may fail to achieve its investment objective.

Fundamental Investment Restrictions:

Each of the Funds is subject to the same fundamental investment restrictions which may not be changed without the approval of the shareholders of the Fund. These fundamental restrictions deal with such matters as the issuance of senior securities, purchasing or selling real estate or commodities, borrowing money, making loans, underwriting securities of other issuers, diversification or concentration of investments, and short sales of securities. The fundamental investment restrictions of the Funds are described in the Statement of Additional Information.

Comparison of Investment Objectives and Strategies

     The Funds have similar investment objectives in that the Acquiring Fund seeks long-term growth of capital while the Acquired Fund seeks to provide long-term capital appreciation. The Funds have similar principal policies and risks in that both invest in securities of mid-capitalization companies and both may invest up to 25% of their assets in foreign securities. The Funds differ principally in that the market capitalization ranges of the Acquired Fund is fixed while that of the Acquiring Fund is tied to a market index; as a result, the Acquiring Fund may at times invest in companies that are both smaller and larger than the Acquired Fund. Further, the Acquired Fund may invest up to 20% of its assets in REIT securities, up to 20% of its assets in U.S. government securities and collateralized mortgage obligations., and up to 20% of its assets in junk bonds.

     Additional information about the strategies and the types of securities in which the Funds may invest is discussed below under “Certain Investment Strategies and Related Risks of the Funds” as well as in the Statement of Additional Information.

     The Statement of Additional Information provides further information about the portfolio manager for each Fund, including information about compensation, other accounts managed and ownership of Fund shares.

Fees and Expenses of the Funds

     The tables below compare the fees and expenses of the shares of the Acquired and Acquiring Funds. In the Reorganization, the holders of Class A, B, C and Institutional Class shares of the Acquired Fund will receive, respectively, Class A, B, C and Institutional Class shares of the Acquiring Fund.

Shareholder Fees (fees paid directly from your investment)

     The following table shows the fees and expenses you may pay when you buy and redeem Class A, B or C shares of the Funds. These fees and expenses are more fully described under “Additional Information About the Funds – Costs of Investing in the Funds.” Institutional Class shares are not subject to any sales or redemption charges.

	Class A	Class B	Class C
Maximum sales charge(load) imposed on	5.50% (1)	None	None
purchases (as a % of offering price)

Maximum Contingent Deferred Sales	1.00% (2)	5.00% (3)	1.00% (4)

Charge(CDSC) (as a % of dollars subject to
charge)

Redemption or Exchange Fee (as a % of amount	1.00% (5)	1.00% (5)	1.00% (5)
redeemed/ exchanged)

(1)	Sales charges are reduced or eliminated for purchases of $50,000 or more.
(2)	A CDSC may apply on certain redemptions made within 18 months following purchases of $1 million or more made without a sales charge.
(3)	CDSCs are reduced after two years and eliminated after five years.
(4)	A CDSC applies on certain redemptions made within 12 months.
(5)	Excessive trading fees are charged when $30,000 or more of shares are redeemed or exchanged to another fund within 30 days after they are purchased. Excessive trading fees will not be applied to shares acquired in connection with the Reorganization.

Fees and Expenses as a % of average daily net assets

     The following table shows, for the Class A, B, C, and Institutional Class shares of the Funds: (a) the ratios of expenses to average net assets for the fiscal year ended October 31, 2008; and (b) the pro forma expense ratios of the Acquiring Fund for the fiscal year ending October 31, 2008 assuming that the Reorganization had taken place at the commencement of that fiscal year.

									MidCap Blend Fund
	MidCap Stock Fund				MidCap Blend Fund				(Acquiring Fund)
	(Acquired Fund)				(Acquiring Fund)				(Pro Forma) (5)
	Class	Class	Class		Class	Class	Class		Class	Class	Class
	A	B	C	Institutional	A	B	C(1)	Institutional(3)	A(4)	B(4)	C(1)	Institutional(3)
Management	0.75%	0.75%	0.75%	0.75%	0.64%	0.64%	0.64%	0.64%	0.64%	0.64%	0.64%	0.64%
Fees

Distribution	0.25%	1.00%	1.00%	N/A	0.25%	1.00%	1.00%	N/A	0.25%	1.00%	1.00%	N/A
and/or Service
(12b-1) Fees

Other	0.33%	0.55%	0.67%	0.02	0.24%	0.39%	0.82%	0.21%	0.25%	0.40%	0.55%	0.01%
Expenses(2)

Total Fund	1.33%	2.30%	2.42%	0.77%	1.13%	2.03%	2.46%	0.85%	1.14%	2.04%	2.19%	0.65%
Operating
Expenses

Expense	N/A	N/A	N/A	N/A	N/A	N/A	0.51%	N/A	0.01%	0.05%	0.24%	N/A
Reimbursement

Net Operating	1.33%	2.30%	2.42%	0.77%	1.13%	2.03%	1.95%	0.85%	1.13%	1.99%	1.95%	0.65%
Expenses

(1)	PMC has contractually agreed to limit the Acquiring Fund’s expense attributable to class C shares and, if necessary pay expenses normally payable by the Acquiring Fund, excluding interest expense, through the period ending February 28, 2011. The expense limit will maintain a total level of operating expense not to exceed 1.95% for Class C shares.
(2)	Expense information has been restated to reflect an increase in certain operating expenses of the Acquired and Acquiring Funds effective March 1, 2009.
(3)	PMC has voluntarily agreed to limit the Acquiring Fund’s expenses attributable to Institutional Class shares and, if necessary, pay expenses normally payable by the Acquiring Fund, excluding interest expense. The expense limit will maintain a total level of operating expense (expressed as a percent of average net assets on an annualized basis) not to exceed 0.70%. The expense limit may be terminated at anytime.
(4)	Effective as of the time of the Reorganization and through the period ending February 28, 2011, PMC has contractually agreed to reduce the Acquiring Fund's expenses attributable to Class A shares by 0.01% and Class B shares by 0.05% (expressed as a percent of average net assets on an annualized basis).

(5)	The pro forma figures do not reflect the costs associated with the Reorganization which are estimate to be $52,000 and will be paid by the Acquired Fund. Assuming the Acquiring Fund experiences the expense ratios shown above, shareholders of the Acquired Fund may expect the Acquiring Fund to recover the expense of the Reorganization in one year.

Examples: The following examples are intended to help you compare the costs of investing in shares of the Acquired and Acquiring Funds. The examples assume that fund expenses continue at the rates shown in the table above, that you invest $10,000 in the particular Fund for the time periods indicated and that all dividends and distributions are reinvested. The examples also assume that your investment has a 5% return each year. The costs of investing for Class B shares in the 10-year examples reflect conversion of Class B shares to Class A shares after the eighth year. The examples should not be considered a representation of future expenses of the Acquired or Acquiring Fund. Actual expenses may be greater or less than those shown.

	If you sell your shares:				If you do not sell your shares:
	Number of years you own your shares
	1	3	5	10	1	3	5	10
MidCap Stock Fund
(Acquired Fund)
Class A	$678	$948	$1,239	$2,063	$678	$948	$1,239	$2,063
Class B	733	1,118	1,430	2,392	233	718	1,230	2,392
Class C	345	755	1,291	2,756	245	755	1,291	2,756
Institutional	79	246	428	954	79	246	428	954
MidCap Blend Fund
(Acquiring Fund)
Class A	$646	$877	$1,126	$1,837	$646	$877	$1,126	$1,837
Class B	706	1,037	1,293	2,127	206	637	1,093	2,127
Class C	298	710	1,257	2,751	198	710	1,257	2,751
Institutional	87	271	471	1,049	87	271	471	1,049
MidCap Blend Fund
(Acquiring Fund)
(Pro Forma)
Class A	$659	$891	$1,142	$1,859	$659	$891	$1,142	$1,859
Class B	702	1,034	1,293	2,133	202	634	1,093	2,133
Class C	298	658	1,149	2,502	198	658	1,149	2,502
Institutional	66	208	362	810	66	208	362	810

Investment Management Fees/Sub-Advisory Arrangements
The Funds each pay their investment advisor, PMC, an advisory fee which for each Fund is calculated as a percentage of the Fund’s average daily net assets pursuant to the following fee schedule:

MidCap Stock Fund	MidCap Blend Fund
(Acquired Fund)	(Acquiring Fund)

0.75% of the first $1 billion;	0.65% of the first $500 million;
0.70% of the next $1 billion;	0.63% of the next $500 million;
0.65% of the next $1 billion; and	0.61% of the next $500 million; and
0.60% of the excess over $3 billion.	0.60% of the excess over $1.5 billion.

As sub-advisors to the Funds, Edge and PGI are paid sub-advisory fees for their services. These sub-advisory fees are paid by PMC, not by the Funds.
A discussion of the basis of the Board’s approval of the advisory and sub-advisory agreements with respect to the Acquired and
Acquiring Funds is available in PFI’s Annual Report to Shareholders for the fiscal year ended October 31, 2008.

Comparison of Principal Investment Risks

     In deciding whether to approve the Reorganization, shareholders should consider the amount and character of investment risk involved in the respective investment objectives and strategies of the Acquired and Acquiring Funds. Because the Funds have similar investment objectives and principal investment policies, the Funds’ risks are substantially similar. As described below, the Funds also have some different risks, including, with respect to the Acquired Fund, those relating to its investments in fixed-income securities and REITs..

Risks Applicable to both Funds:

  Credit and Counterparty Risk. Each of the Funds is subject to the risk that the issuer or guarantor of a fixed-income security or other obligation, the counterparty to a derivatives contract or repurchase agreement, or the borrower of a portfolio’s securities will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise to honor its obligations.
  Liquidity Risk. The Funds are exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the Funds’ ability to sell particular securities or close derivative positions at an advantageous price.
  Market Risk. The value of the Funds’ portfolio securities may go down in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. If the Funds’ investments are concentrated in certain sectors, its performance could be worse than the overall market. It is possible to lose money when investing in the fund.
  Management Risk. The Funds are actively managed by their investment advisor or sub-advisor(s). The performance of the Funds will reflect in part the ability of the advisor or sub-advisor(s) to make investment decisions that are suited to achieving the Funds’ investment objectives. If the advisor’s or sub-advisor(s)’ strategies do not perform as expected, the Funds could underperform other mutual funds with similar investment objectives or lose money.
  Securities Lending Risk. To earn additional income, the Funds may lend portfolio securities to approved financial institutions. Risks of such a practice include the possibility that a financial institution becomes insolvent, increasing the likelihood that the Funds will be unable to recover the loaned security or its value. Further, the cash collateral received by the Funds in connection with such a loan may be invested in a security that subsequently loses value.
  Equity Securities Risk. Equity securities include common, preferred, and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants, and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile, and the price of equity securities (and their equivalents) will fluctuate. The value of equity securities purchased by the Funds could decline if the financial condition of the companies in which the fund invests decline or if overall market and economic conditions deteriorate.
  Foreign Securities Risk. Foreign securities carry risks that are not generally found in securities of U.S. companies. These risks include the loss of value as a result of political instability and financial and economic events in foreign countries. In addition, nationalization, expropriation or confiscatory taxation, and foreign exchange restrictions could adversely affect the Funds’ investments in a foreign country. Foreign securities may be subject to less stringent reporting, accounting, and disclosure standards than are required of U.S. companies, and foreign countries may also have problems associated with and causing delays in the settlement of sales.
  Market Segment Risk. The Funds are subject to the risk that their principal market segment, mid capitalization stocks, may underperform compared to other market segments or to the equity markets as a whole. The Funds’ strategy of investing in mid cap stocks carries the risk that in certain markets mid cap stocks will underperform small cap or large cap stocks.
  Growth Stock Risk. Growth stocks typically trade at higher multiples of current earnings than other securities. Growth stocks are often more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. Similarly, because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation, making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks. The Funds’ strategy of investing in growth stocks also carries the risk that in certain markets growth stocks will underperform value stocks.
  Value Stock Risk. A fund’s investments in value stocks carry the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced. A value stock may not increase in price if other investors fail to recognize the company’s value and bid up the price or invest in markets favoring faster growing companies. A fund’s strategy of investing in value stocks also carries the risk that in certain markets value stocks will underperform growth stocks.
  Mid Cap Stock Risk. Medium capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, mid-size companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management, or a limited trading market for their securities.
  Exchange Rate Risk. Because foreign securities are generally denominated in foreign currencies, the value of the net assets of a fund as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the funds are authorized to enter into certain foreign currency exchange transactions. In addition, the funds’ foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.

Additional Risks Applicable to the Acquired Fund

  Underlying Fund Risk. The Principal LifeTime Funds and the Strategic Asset Management (“SAM”) Portfolios operate as funds of funds and invest principally in other PFI Funds (“Underlying Funds”). From time to time, an Underlying Fund may experience relatively large investments or redemptions by a fund of funds due to the reallocation or rebalancing of its assets. These transactions may have adverse effects on Underlying Fund performance to the extent an Underlying Fund is required to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so. This may be particularly important when a fund of funds owns a significant portion of an underlying fund. These transactions may also accelerate the realization of taxable income if sales of portfolio securities result in gains, and could increase transaction costs. In addition, when a fund of funds reallocates or redeems significant assets away from an Underlying Fund, the loss of assets to the Underlying Fund could result in increased expense ratios for that fund.

PMC is the advisor to the SAM Portfolios and each of the Underlying Funds. Edge, an affiliate of PMC, is Sub-Advisor to these funds. The Acquired Fund is among the Underlying Funds owned by the SAM Portfolios. PMC and Edge are committed to minimizing the potential impact of underlying fund risk on Underlying Funds to the extent consistent with pursuing the investment objectives of the funds of funds which they manage. Each may face conflicts of interest in fulfilling its responsibilities to all such funds. The following table shows the percentage of the outstanding shares of the Acquired Fund owned by the SAM Portfolios as of October 31, 2008.

MidCap Stock Fund
Strategic Asset Management Portfolios	Acquired Fund
Balanced Portfolio	25.63%
Conservative Balanced Portfolio	3.32%
Conservative Growth Portfolio	30.94%
Flexible Income Portfolio	3.64%
Strategic Growth Portfolio	22.43%
Total	85.96%

• Prepayment Risk. Mortgage-backed and asset-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled payments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of a fund.

• Real Estate Securities Risk. Real estate investment trusts (“REITs”) or other real estate-related securities are subject to the risks associated with direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, increases in property taxes and operating expenses, changes in zoning laws, changes in interest rates, and liabilities resulting from environmental problems. Equity and mortgage REITs are dependent on management skills and generally are not diversified.
Equity REITs are affected by the changes in the value of the properties owned by the trust. Mortgage REITs are affected by the quality of the credit extended. Both equity and mortgage REITs:
• may not be diversified with regard to the types of tenants (thus subject to business developments of the tenant(s));
• may not be diversified with regard to the geographic locations of the properties (thus subject to regional economic developments);
• are subject to cash flow dependency and defaults by borrowers; and
• could fail to qualify for tax-free pass-through of income under the Internal Revenue Code.
• REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund's investments in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs' operating expenses, in addition to paying Fund expenses.

• U.S. Government Securities Risk. Yields available from U.S. government securities are generally lower than the yields available from many other fixed income securities.

• Fixed-Income Securities Risk. Fixed-income securities are generally subject to two principal types of risks: interest rate risk and credit quality risk.

Interest Rate Risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline.

Credit Quality Risk. Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed income security deteriorates after a fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the fund’s investments. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by a fund may be affected by unfavorable political, economic, or government developments that could affect the repayment of principal or the payment of interest.

• High Yield Securities Risk. Fixed-income securities that are not investment grade are commonly referred to as high yield securities or
“junk bonds.” While these securities generally provide greater income potential than investments in higher rated fixed income securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt. High yield securities generally involve greater price volatility and may be less liquid than higher rated fixed-income securities. High yield securities are considered speculative by the major credit rating agencies.

Additional Risks Applicable to the Acquiring Fund

  Initial Public Offerings (“IPOs”) Risk. There are risks associated with the purchase of shares issued in IPOs by companies that have little operating history as public companies, as well as risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. The Funds cannot guarantee continued access to IPO offerings and may at times dispose of IPO shares shortly after their acquisition.

Performance

     The bar charts below show how each Fund’s total return has varied year-by-year, while the tables below show each Fund’s performance over time (along with the returns of a broad-based market index and an index of funds with similar investment objectives for reference). A Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Return (%) as of 12/31 Each Year (Class A Shares)

The year-to-date return as of June 30, 2009 is 1.70%.

Highest return for a quarter during the period of the bar chart above:	Q4 ‘01	13.83%
Lowest return for a quarter during the period of the bar chart above:	Q4 ‘08	-21.78%

The year-to-date return as of June 30, 2009 is 8.30%.

Highest return for a quarter during the period of the bar chart above:	Q2 ‘03	14.10%
Lowest return for a quarter during the period of the bar chart above:	Q4 ‘08	-23.89%

Average Annual Total Returns (%) (with Maximum Sales Charge)
for periods ended December 31, 2008
	1 Year	5 Years	Life of Fund
MidCap Stock Fund (1) (Acquired Fund)
--Class A (before taxes)	-33.98	-1.98	4.93
(after taxes on distributions) (2)	-33.99	-2.92	4.18
(after taxes on distributions and sale of shares) (2)	-22.08	-1.36	4.38
--Class B	-34.17	-2.08	4.68
--Class C	-31.51	-1.74	4.65
--Institutional Class	-29.58	-0.46	6.06
--S&P 400 MidCap Stock Index (3)	-36.23	-0.08	2.99
--Morningstar Mid Cap Blend Category Average	-39.18	-1.89	0.27

MidCap Blend Fund (Acquiring Fund)
--Class A (before taxes) (4)	-37.71	-0.33	2.08
(after taxes on distributions) (2)(4)	-38.27	-1.48	1.30
(after taxes on distributions and sale of shares) (2)(4)	-23.80	-0.07	1.89
--Class B (4)	-37.54	0.23	2.57
--Class C (4)	-35.25	-0.04	1.98
--Institutional Class (before taxes) (5)	-33.75	1.23	3.33
--Russell Midcap Index (3)	-41.46	-0.71	0.84
--Morningstar Mid Cap Blend Category Average	-39.18	-1.89	-0.19

(1)	The Acquired Fund commenced operations after succeeding to the operations of another fund on January 12, 2007. Performance for periods prior to that date is based on the performance of the predecessor fund which commenced operations on March 1, 2000.
(2)	After-tax returns are shown for Class A shares only and would be different for Class B, Class C, and Institutional Class shares. They are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax- deferred arrangements such as 401(k) plans or individual retirement accounts.
(3)	Index performance does not reflect deductions for fees, expenses, or taxes.
(4)	Class A and B of the Acquiring Fund shares commenced operations on June 28, 2005, and Class C shares were first sold on January 16, 2007. The returns for Class A, B, and C shares, for the periods prior to those dates, are based on the performance of the Fund’s R-3 Class shares adjusted to reflect the fees and expenses of Class A, B, and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the R-3 Class shares. R-3 Class shares were first sold on December 6, 2000.
(5)	Institutional Class shares of the Acquiring Fund were first sold on March 1, 2001. The returns for the periods prior to that date are based on the performance of the Fund’s R-3 Class shares adjusted to reflect the fees and expenses of Institutional Class shares. The adjustments result in performance for such periods that is no higher than the historical performance of the R-3 Class shares. R-3 Class shares were first sold on December 6, 2000.

INFORMATION ABOUT THE REORGANIZATION

Plan of Acquisition

     The terms of the Plan are summarized below. The summary is qualified in its entirety by reference to the Form of the Plan which is attached as Appendix A to this Proxy Statement/Prospectus.

     Under the Plan, the Acquiring Fund will acquire all the assets, subject to all the liabilities, of the Acquired Fund. We expect that the closing date will be October 23, 2009, or such earlier or later date as PMC may determine, and that the Effective Time of the Reorganization will be as of the close of regularly scheduled trading on the NYSE (normally 3:00 p.m., Central Time) on that date. Each Fund will determine its net asset values as of the close of trading on the NYSE using the procedures described in its then current prospectus (the procedures applicable to the Acquired Fund and the Acquiring Fund are identical). The Acquiring Fund will issue to the Acquired Fund a number of shares of each share class with a total value equal to the total value of the net assets of the corresponding share class of the Acquired Fund outstanding at the Effective Time.

     Immediately after the Effective Time, the Acquired Fund will distribute to its shareholders Acquiring Fund shares of the same class as the Acquired Fund shares each shareholder owns in exchange for all Acquired Fund shares of that class. Acquired Fund shareholders will receive a number of full and fractional shares of the Acquiring Fund that are equal in value to the value of the shares of the Acquired Fund that are surrendered in the exchange. In connection with the exchange, the Acquiring Fund will credit on its books an appropriate number of its shares to the account of each Acquired Fund shareholder, and the Acquired Fund will cancel on its books all its shares registered to the account of that shareholder. After the Effective Time, the Acquired Fund will be dissolved in accordance with applicable law.

     The Plan may be amended, but no amendment may be made which in the opinion of the Board would materially adversely affect the interests of the shareholders of the Acquired Fund. The Board may abandon and terminate the Plan at any time before the Effective Time if it believes that consummation of the transactions contemplated by the Plan would not be in the best interests of the shareholders of either of the Funds.

       Under the Plan, the Acquired Fund will pay all expenses and out-of-pocket fees incurred in connection with the Reorganization.

       If the Plan is not consummated for any reason, the Board will consider other possible courses of action.

Reasons for the Reorganization

     The Board believes that the Reorganization will serve the best interests of shareholders of both the Acquired and Acquiring Funds. The Funds have similar investment objectives in that the Acquiring Fund seeks to provide long-term growth of capital while the Acquired Fund seeks to provide long-term capital appreciation. The Funds also have similar principal policies and risks in that both invest in midcap securities. The Acquiring Fund has lower advisory fee rates and is expected to have lower expense ratios following the Reorganization. The Acquiring Fund has outperformed the Acquired Fund over the three-year and five-year periods ended March 31, 2009. Moreover, the Reorganization may be expected to afford shareholders of the Acquired Fund on an ongoing basis greater prospects for growth and efficient management. Combining the Funds will not result in any dilution of the interests of existing shareholders of the Funds.

Board Consideration of the Reorganization

     The Board, including the Independent Directors, considered the Reorganization pursuant to the Plan at its meeting on June 8, 2009. The Board considered information presented by PMC, and the Independent Directors were assisted by independent legal counsel. The Board requested and evaluated such information as it deemed necessary to consider the Reorganization. At the meeting, the Board unanimously approved the Reorganization after concluding that participation in the Reorganization is in the best interests of the Acquired Fund and the Acquiring Fund and that the interests of existing shareholders of the Funds will not be diluted as a result of the Reorganization.

     In determining whether to approve the Reorganization, the Board made inquiry into a number of matters and considered, among others, the following factors, in no order of priority:

(1)	similar investment objectives and similar principal investment strategies shared by the Funds;
(2)	the absence of any differences in the Funds’ fundamental investment restrictions;
(3)	estimated trading costs associated with disposing of any portfolio securities of the Acquired Fund and reinvesting the proceeds in connection with the Reorganization;
(4)	expense ratios and available information regarding the fees and expenses of the Funds;
(5)	comparative investment performance of and other information pertaining to the Funds;
(6)	the prospects for growth of and for achieving economies of scale by the Acquired Fund in combination with the Acquiring Fund;
(7)	the absence of any material differences in the rights of shareholders of the Funds;
(8)	the financial strength, investment experience and resources of PGI, which currently serves as sub-advisor to the Acquiring Fund;
(9)	any direct or indirect benefits expected to be derived by PMC and its affiliates from the Reorganization;
(10)	the direct or indirect federal income tax consequences of the Reorganization, including the expected tax-free nature of the Reorganization and the impact of any federal income tax loss carry forwards and the estimated capital gain or loss expected to be incurred in connection with disposing of any portfolio securities that would not be compatible with the investment objectives and strategies of the Acquiring Fund;
(11)	the fact that the Reorganization will not result in any dilution of Acquired or Acquiring Fund shareholder values;
(12)	the terms and conditions of the Plan; and
(13)	possible alternatives to the Reorganization.

The Board’s decision to recommend approval of the Reorganization was based on a number of factors, including the following:

(1)	it should be reasonable for shareholders of the Acquired Fund to have similar investment expectations after the Reorganization because the Funds have similar investment objectives, principal investment strategies and risks;
(2)	PGI as sub-advisor responsible for managing the assets of the Acquiring Fund may be expected to provide high quality investment advisory services and personnel for the foreseeable future;
(3)	the Acquiring Fund has lower advisory fee rates and, following the Reorganization, is expected to have lower overall expense ratios than the Acquired Fund; and
(4)	the combination of the Acquired Fund into the Acquiring Fund may be expected to afford shareholders of the Acquired Fund on an ongoing basis greater prospects for growth and efficient management.

Description of the Securities to Be Issued

     PFI is a Maryland corporation that is authorized to issue its shares of common stock in separate series and separate classes of series. Each of the Acquired and Acquiring Funds is a separate series of PFI, and the Class A, Class B, Class C and Institutional Class shares of common stock of the Acquiring Fund to be issued in connection with the Reorganization represent interests in the assets belonging to that series and have identical dividend, liquidation and other rights, except that expenses allocated to a particular series or class are borne solely by that series or class and may cause differences in rights as described herein. Expenses related to the distribution of, and other identified expenses properly allocated to, the shares of a particular series or class are charged to, and borne solely by, that series or class, and the bearing of expenses by a particular series or class may be appropriately reflected in the net asset value attributable to, and the dividend and liquidation rights of, that series or class.

     All shares of PFI have equal voting rights and are voted in the aggregate and not by separate series or class of shares except that shares are voted by series or class: (i) when expressly required by Maryland law or the 1940 Act and (ii) on any matter submitted to shareholders which the Board has determined affects the interests of only a particular series or class.

     The share classes of the Acquired Fund have the same rights with respect to the Acquired Fund that the share classes of the Acquiring Fund have with respect to the Acquiring Fund.

     Shares of both Funds, when issued, have no cumulative voting rights, are fully paid and non-assessable, have no preemptive or conversion rights and are freely transferable. Each fractional share has proportionately the same rights as are provided for a full share.

Federal Income Tax Consequences

     To be considered a tax-free “reorganization” under Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”), a reorganization must exhibit a continuity of business enterprise. Because the Acquiring Fund will use a portion of the Acquired Fund’s assets in its business and will continue the Acquired Fund’s historic business, the combination of the Acquired Fund into the Acquiring Fund will exhibit a continuity of business enterprise. Therefore, the combination will be considered a tax-free “reorganization” under applicable provisions of the Code. In the opinion of tax counsel to PFI, no gain or loss will be recognized by either of the Funds or their shareholders in connection with the combination, the tax cost basis of the Acquiring Fund shares received by shareholders of the Acquired Fund will equal the tax cost basis of their shares in the Acquired Fund, and their holding periods for the Acquiring Fund shares will include their holding periods for the Acquired Fund shares.

     Capital Loss Carryforward. As of October 31 2008, the Acquired Fund had an accumulated capital loss carryforward of approximately $4,000. After the Reorganization, these losses will be available to the Acquiring Fund to offset its capital gains, although the amount of offsetting losses in any given year may be limited. As a result of this limitation, it is possible that the Acquiring Fund may not be able to use these losses as rapidly as the Acquired Fund might have, and part of these losses may not be useable at all. The ability of the Acquiring Fund to utilize the accumulated capital loss carryforward in the future depends upon a variety of factors that cannot be known in advance, including the existence of capital gains against which these losses may be offset. In addition, the benefits of any capital loss carryforward currently are available only to shareholders of the Acquired Fund. After the Reorganization, however, these benefits will inure to the benefit of all shareholders of the Acquiring Fund.

     Distribution of Income and Gains. Prior to the Reorganization, the Acquired Fund, whose taxable year will end as a result of the Reorganization, will declare to its shareholders of record one or more distributions of all of its previously undistributed net investment income and net realized capital gain, including capital gains on any securities disposed of in connection with the Reorganization. Such distributions will be made to shareholders before the Reorganization. An Acquired Fund shareholder will be required to include any such distributions in such shareholder’s taxable income. This may result in the recognition of income that could have been deferred or might never have been realized had the Reorganization not occurred.

     The foregoing is only a summary of the principal federal income tax consequences of the Reorganization and should not be considered to be tax advice. There can be no assurance that the Internal Revenue Service will concur on all or any of the issues discussed above. You may wish to consult with your own tax advisors regarding the federal, state, and local tax consequences with respect to the foregoing matters and any other considerations which may apply in your particular circumstances.

CAPITALIZATION

     The following tables show as of April 30, 2009: (i) the capitalization of the Acquired Fund; (ii) the capitalization of the Acquiring Fund; and (iii) the pro forma combined capitalization of the Acquiring Fund, adjusted to reflect the estimated expenses of the Reorganization, as if the Reorganization had occurred as of that date. As of April 20, 2009, the Acquired Fund outstanding four classes of shares: Class A, Class B, Class C, and Institutional Class The Acquired Fund will pay all expenses and out-of-pocket fees incurred in connection with the Reorganization including printing, mailing, and legal fees. The expenses and fees the Acquired Fund will pay are expected to total $52,000.

     Further, the Acquired Fund will also pay any trading costs associated with disposing of any portfolio securities of the Acquired Fund that would not be compatible with the investment objectives and strategies of the Acquiring Fund and reinvesting the proceeds in securities that would be compatible. These costs are estimated to be $574,000. As of April 30, 2009 the realized loss would be approximately $7,962,000 ($0.25 per share) on a US GAAP basis.

				Shares
	Share	Net Assets	Net Asset	Outstanding
Funds	Classes	(000s)	Value Per Share	(000s)
MidCap Stock Fund	Class A	$33,041	$11.33	2,917
(Acquired Fund)	Class B	10,227	10.43	981
	Class C	3,630	10.42	349
	Institutional	316,525	11.45	27,634
	Total	$363,423		31,881

MidCap Blend Fund	Class A	$336,343	$8.74	38,495
(Acquiring Fund)	Class B	29,876	8.61	3,469
	Class C	4,192	8.55	490
	Class J	120,345	8.48	14,192
	Institutional	38,451	8.81	4,363
	Class R-1	1,383	8.52	162
	Class R-2	2,552	8.55	298

				Shares
	Share	Net Assets	Net Asset	Outstanding
Funds	Classes	(000s)	Value Per Share	(000s)
	Class R-3	7,942	8.68	915
	Class R-4	5,805	8.85	656
	Class R-5	11,051	8.77	1,260
	Total	$557,940		64,300
Reduction in net assets and
decrease in net asset value per	Class A	$(19)	($0.01)	(2)
share of the Acquired Fund to	Class B	(8)	($0.01)	(1)
reflect the estimated expenses of	Class C	(4)	($0.01)	**
the Reorganization	Institutional	(21)	*	(2)

Increase in shares	Class A			861
outstanding of the Acquired	Class B			206
Fund to reflect the exchange for	Class C			75
shares of the Acquiring Fund	Institutional			8,292

MidCap Blend Fund	Class A	$369,365	$8.74	42,271
(Acquiring Fund)	Class B	40,095	8.61	4,655
(Pro Forma Assuming Reorganization)	Class C	7,818	8.55	914
	Class J	120,345	8.48	14,192
	Institutional	354,955	8.81	40,287
	Class R-1	1,383	8.52	162
	Class R-2	2,552	8.55	298
	Class R-3	7,942	8.68	915
	Class R-4	5,805	8.85	656
	Class R-5	11,051	8.77	1,260
	Total	$921,311		105,610

*	Less than $.005 per share.
**	Less than 500 shares.

ADDITIONAL INFORMATION ABOUT THE FUNDS Certain Investment Strategies and Related Risks of the Funds

     This section provides information about certain investment strategies and related risks of the Funds. The Statement of Additional Information contains additional information about investment strategies and their related risks.

     Some of the principal investment risks vary between the Funds and the variations are described above. The value of each Fund’s securities may fluctuate on a daily basis. As with all mutual funds, as the values of each Fund’s assets rise or fall, the Fund’s share price changes. If an investor sells Fund shares when their value is less than the price the investor paid, the investor will lose money. As with any security, the securities in which the Funds invest have associated risk.

Market Volatility

     Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights, and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company’s stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

     Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.

     Interest Rate Changes. Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.

     Credit Risk. Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or “junk” bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.

Repurchase Agreements and Loaned Securities

     The Funds may invest a portion of their assets in repurchase agreements, although this is not a principal investment strategy. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association, or broker-dealer. A repurchase agreement provides that the Fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by the Fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Fund bears a risk of loss. To minimize such risks, the Funds enter into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the securities collateralizing the repurchase agreement is, and during the entire term of the repurchase agreement remains, at least equal to the repurchase price, including accrued interest.

     The Funds may lend their portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions. These transactions involve risk of loss to a fund if the counterparty should fail to return such securities to the fund upon demand or if the counterparty’s collateral invested by the fund declines in value as a result of investment losses.

Currency Contracts

     The Funds may enter into currency contracts, currency futures contracts and options, and options on currencies for hedging and other purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. A Fund will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Fund (denominated or generally quoted or currently convertible into the currency).

     Hedging is a technique used in an attempt to reduce risk. If a Fund’s Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Fund’s investment, these techniques could result in a loss. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Fund to deliver or receive currency.

Forward Commitments

     The Funds may enter into forward commitment agreements, although this is not a principal investment strategy. These agreements call for a fund to purchase or sell a security on a future date at a fixed price. The Funds may also enter into contracts to sell their investments either on demand or at a specific interval.

Temporary Defensive Measures

     From time to time, as part of its investment strategy, each Fund may invest without limit in cash and cash equivalents for temporary defensive purposes in response to adverse market, economic or political conditions. To the extent that the Fund is in a defensive position, it may lose the benefit of upswings and limit its ability to meet its investment objective. For this purpose, cash equivalents include: bank notes, bank certificates of deposit, bankers’ acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, each Fund may purchase U.S. government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

     There is no limit on the extent to which the Funds may take temporary defensive measures. In taking such measures, the Funds may fail to achieve their investment objectives.

Warrants

     Each of the Funds may invest in warrants though none of the Funds use such investments as a principal investment strategy. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

High Yield Securities

     The MidCap Stock Fund may invest in debt securities rated BB or lower by Standard & Poor’s Ratings Services or Ba or lower by Moody’s or, if not rated, determined to be of equivalent quality by the Manager or the Sub-Advisor. Such securities are sometimes referred to as high yield or “junk bonds” and are considered speculative.

     Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

     Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of an Account to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Fund were investing in higher quality bonds.

     High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, a Fund may incur additional expenses to seek recovery.

     The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which an Account could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Fund’s shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.

     The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the security if the Manager or Sub-Advisor thinks it is in the best interest of shareholders.

Real Estate Investment Trusts

     The Funds may invest in real estate investment trust securities, herein referred to as “REITs.” REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. As an investor in a REIT, the Fund will be subject to the REIT’s expenses, including management fees, and will remain subject to the Fund’s advisory fees with respect to the assets so invested. REIT’s are also subject to the possibilities of failing to qualify for the special tax treatment accorded REITs under the Code, and failing to maintain their exemptions from registration under the 1940 Act.

     Investment in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger company securities.

Initial Public Offerings (“IPOs”)

     The Funds may invest in IPOs. An IPO is a company’s first offering of stock to the public. IPO risk is that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares by sales of additional shares and by concentration of control in existing management and principal shareholders.

     When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders.

Convertible Securities

     Convertible securities are fixed-income securities that a Fund has the right to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

     Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

     The Funds treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Funds may invest in convertible securities without regard to their ratings.

Foreign Investing

     The Funds may invest in securities of foreign companies but not as a principal investment strategy. For the purpose of this restriction, foreign companies are:

  companies with their principal place of business or principal office outside the U.S. or companies for which the principal securities trading market is outside the U.S.

     Foreign companies may not be subject to the same uniform accounting, auditing, and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges.

     Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Fund assets is not invested and earning no return. If a

Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.

     With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Fund’s investments in those countries. In addition, a Fund may also suffer losses due to nationalization, expropriation, or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for a Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Fund investors.

     Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Funds intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which a Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of a Fund’s portfolio. A Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.

     A Fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.

     Investments in companies of developing (also called “emerging”) countries are subject to higher risks than investments in companies in more developed countries. These risks include:

  increased social, political, and economic instability;
  a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
  lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
  foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
  relatively new capital market structure or market-oriented economy;
  the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
  restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
  possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

     In addition, many developing countries have experienced substantial and, in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.

     Repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

     Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Medium Capitalization Companies

     The Funds may invest in securities of companies with mid-sized market capitalizations. Market capitalization is defined as total current market value of a company’s outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Small companies may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

     Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources, or less depth in management than larger or more established companies. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the company’s growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company’s management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies.

Portfolio Turnover

     “Portfolio Turnover” is the term used in the industry for measuring the amount of trading that occurs in a Fund’s portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year. Funds that engage in active trading may have higher portfolio turnover rates. Funds with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Fund) and may have an adverse impact on the Fund’s performance. Turnover rates for each of the Funds may be found in the Fund’s Financial Highlights table. It is recommended that all the factors are considered when the turnover rates of different funds are compared. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. An investor should also be aware that the “total return” line in the Financial Highlights section already includes portfolio turnover costs.

Derivatives

     To the extent permitted by its investment objectives and policies, the Funds may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

     Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

     There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. A fund may enter into put or call options, future contracts, options on futures contracts and over-the-counter swap contracts (e.g., interest rate swaps, total return swaps and credit default swaps) for both hedging and non-hedging purposes.

     Generally, the Fund may not invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the particular Fund. The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:

  the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the sub- advisor anticipated;
  the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
  the risk that adverse price movements in an instrument can result in a loss substantially greater than a fund’s initial investment; and
  the counterparty may fail to perform its obligations.

Multiple Classes of Shares

     The Board of Directors of PFI has adopted an 18f-3 Plan for each of the Funds. Under these plans, each of the Funds currently offers the following shares: Class A, Class B, Class C, and Institutional Class shares (as described under "Capitalization," the Acquiring Fund also offers Class R-1, Class R-2, Class R-3, Class R-4, Class R-5 and Class J shares). The shares are the same except for differences in class expenses, including any Rule 12b-1 fees and any applicable sales charges, excessive trading and other fees. Additional share classes may be offered in the future by the Acquiring Fund.

Costs of Investing in the Funds

Fees and Expenses of the Funds

     The fees and expenses of the Funds are described below. Depending on the class of your shares, you may incur one-time or ongoing fees or both. One-time fees include sales or redemption fees. Ongoing fees are the operating expenses of a Fund and include fees paid to the Fund’s manager, underwriter and others who provide ongoing services to the Fund.

     Fees and expenses are important because they lower your earnings. However, lower costs do not guarantee higher earnings. For example, a fund with no front-end sales charge may have higher ongoing expenses than a fund with such a sales charge.

One-time fees

Institutional Class shares:

     Institutional Class Shares are sold without a front-end sales charge and do not have a contingent deferred sales charge. There is no sales charge on Institutional Class shares of the Funds purchased with reinvested dividends or other distributions.

Class A, B, and C shares:

You may pay a one-time sales charge for each purchase (Class A shares) or redemption (Class B or Class C shares).
Class A shares may be purchased at a price equal to the share price plus an initial sales charge. Investments of $1 million or more of Class A shares are sold without an initial sales charge but may be subject to a contingent deferred sales charge (CDSC) at the time of redemption.
Class B and Class C shares have no initial sales charge but may be subject to a CDSC. If you sell (redeem) shares and the CDSC is imposed, it will reduce the amount of sales proceeds.
An excessive trading fee of 1.00% is charged on redemptions or exchanges of a Fund’s Class A, Class B, and Class C shares of
$30,000, or more if the shares were purchased within 30 days of the redemption or exchange. The fee does not apply to redemptions made through an Automatic Exchange Election or a Systematic Withdrawal Plan; due to a shareholder’s death or disability (as defined in the Code); or to satisfy minimum distribution rules imposed by the Code. The fee is calculated as a percentage of market value of the shares redeemed or exchanged at the time of redemption or exchange (without regard to the effect of any CDSC that may apply).

Ongoing fees

Ongoing Fees reduce the value of each share. Because they are ongoing, they increase the cost of investing in the Funds.

Each Fund pays ongoing fees to PMC and others who provide services to the Fund. These fees include:

  Management Fee – Through the Management Agreement with the Fund, PMC has agreed to provide investment advisory services and administrative services to the Fund.

  Other Expenses – A portion of expenses that are allocated to all classes of the Fund.
  Transfer Agent Fee. Principal Shareholder Services, Inc. (“PSS”) has entered into a Transfer Agency Agreement with the Fund under which PSS provides transfer agent services to the Institutional Class shares at cost.
  Expenses of registering and qualifying shares for sale.

     Class A, Class B, and Class C shares of the Funds also pay the cost of producing and distributing reports and prospectuses to Class A, Class B, and Class C shareholders, the cost of shareholder meetings held solely for Class A, Class B, and Class C shares, and other operating expenses of the Fund.

Choosing a Share Class

Each class has different costs associated with buying, redeeming, and holding shares. Which class is best for you depends upon:

  the dollar amount you are investing,
  the amount of time you plan to hold the investment, and
  any plans to make additional investments in the Principal Funds.

Institutional Class Shares

     Only eligible purchasers may buy Institutional Class shares of the Funds. At the present time, eligible purchasers include but are not limited to:

  retirement and pension plans to which Principal Life Insurance Company (“Principal Life”) provides recordkeeping services;
  separate accounts of Principal Life;
  Principal Life or any of its subsidiaries or affiliates;
  any fund distributed by PFD and/or Princor if the fund seeks to achieve its investment objective by investing primarily in shares of mutual funds;
  clients of Principal Global Investors, LLC.;
  sponsors, recordkeepers, or administrators of wrap account or mutual fund asset allocation programs or participants in those programs;
  certain pension plans;
  certain retirement account investment vehicles administered by foreign or domestic pension plans;
  an investor who buys shares through an omnibus account with certain intermediaries, such as a broker-dealer, bank, or other financial institution, pursuant to a written agreement; and
  certain institutional clients that have been approved by Principal Life for purposes of providing plan record keeping.

     Principal reserves the right to broaden or limit the designation of eligible purchasers. Not all of the Funds are offered in every state. Please check with your financial advisor or our home office for state availability.

     Institutional Class shares may be purchased from PFD, the principal underwriter for this class. There are no sales charges on Institutional Class shares. There are no restrictions on amounts to be invested in Institutional Class shares.

     Shareholder accounts for the Fund are maintained under an open account system. Under this system, an account is opened and maintained for each investor. Each investment is confirmed by sending the investor a statement of account showing the current purchase or sale and the total number of shares owned. The statement of account is treated by the Fund as evidence of ownership of Fund shares. Share certificates are not issued.

     The Fund may reject or cancel any purchase orders for any reason. For example, the Fund does not permit market timing because short-term or other excessive trading into and out of the Funds may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the Fund may reject any purchase orders from market timers or investors that, in PMC’s opinion, may be disruptive to the Fund. For these purposes, PMC may consider an investor’s trading history in the Fund or other Funds sponsored by Principal Life and accounts under common ownership or control. PMC may recommend to the Board, and the Board may elect, to close certain funds to new and existing investors.

Class A Shares

Initial Sales Charge

  You generally pay a sales charge on an investment in Class A shares, which varies based on the amount invested and the Fund selected.
  If you invest $50,000 or more, the sales charge is reduced.
  You might be eligible for a reduced sales charge. See “Sales Charge Waiver or Reduction (Class A shares).”
  Sales charges might be reduced under the Rights of Accumulation or Statement of Intent, as described below.

Sales Charge Waiver or Reduction (Class A shares)

     Class A shares of the Funds may be purchased without a sales charge or at a reduced sales charge. The Funds reserve the right to change or stop offering shares in this manner at any time for new accounts and with a 60-day notice to shareholders of existing accounts.

     To receive a reduction in your Class A initial sales charge, you or your Financial Professional must let the Fund know at the time you purchase shares that you qualify for such a reduction. If you or your Financial Professional do not let the Fund know that you are eligible for a reduction, you may not receive a sales charge discount to which you are otherwise entitled. It may be necessary for you to provide information and records, such as account statements.

Purchase Without an Initial Sales Charge (Class A shares)

     No initial sales charge will apply to purchases of $1 million ($500,000 for the Global Diversified Income Fund) or more, although a 1.00% (0.75% for Global Diversified Income Fund; 0.50% for Short-Term Bond and Short-Term Income Funds; 0.25% for LargeCap S&P 500 Index and Ultra Short Bond Funds) contingent deferred sales charge may apply to redemptions made within 12 months after purchase.

     No initial sales charge will apply to shares purchased with the proceeds of redemptions of Class A shares of the Funds (other than the Money Market Fund, unless such shares were obtained by exchange of shares of a Fund that imposes an initial sales charge) or with proceeds of redemptions from Class B shares on which a CDSC was paid, or was waived in connection with a Required Minimum Distribution, involuntary redemption or due to the death of the shareholder, within 60 days of redemption. It is the responsibility of the shareholder to notify the Fund at the time of repurchase if the purchase proceeds are from a redemption of the Fund within the past 60 days.

       A Fund’s Class A shares may be purchased without a sales charge by the following individuals, groups, and/or entities:

  by its current and former Directors, member companies of the Principal Financial Group, and their active or retired employees, officers, directors, brokers, or agents (for the life of the account). This also includes their immediate family members (spouse, domestic partner, children (regardless of age), and parents), and trusts created by or primarily for the benefit of these individuals;
  by the Premier Credit Union;
  by non-ERISA clients of PGI;
  by any employee or registered representative (and their immediate family members and employees) of an authorized broker-dealer or company that has entered into a selling agreement with Princor or the Distributor;
  through a “wrap account” offered by Princor or through broker-dealers, investment advisors, and other financial institutions that have entered into an agreement with Princor or the Distributor which includes a requirement that such shares be sold for the benefit of clients participating in a “wrap account” or similar program under which clients pay a fee to the broker-dealer, investment advisor, or financial institution;
  to fund non-qualified plans administered by a member company of the Principal Financial Group pursuant to a written service agreement;
  by accounts established as a result of the conversion of Class R shares of the Fund;
  by any investor who buys Class A shares through an omnibus account with certain financial intermediaries, such as a bank or other financial institution, that does not accept or charge the initial sales charge. In addition, the CDSC generally applicable to redemptions of shares made within 12 months after purchase of $1 million ($500,000 for the Global Diversified Income Fund) or more will not be imposed on redemptions of shares purchased through such omnibus account where no sales charge payments were advanced for purchases made through these entities;
  by participants in, or by purchases through, employer-sponsored retirement or benefit plans which were eligible to purchase shares without payment of a sales charge of a predecessor fund prior to the date the successor fund commenced operations; provided, however, that the third party administrator or other service provider or the sponsor of the retirement or benefit plan utilizes a system for processing purchases of shares that will accommodate waiver of the Fund’s sales charge;
  by individuals who were eligible to purchase shares without payment of a sales charge of a predecessor fund (a fund previously included in the WM Group of Funds) prior to the date the successor fund commenced operations;
  by clients of registered investment advisors that have entered into arrangements with Princor or the Distributor providing for the shares to be used in particular investment products made available to such clients and for which such registered investment advisors may charge a separate fee;
  to qualified retirement plans where the plan’s R-1 or R-2 share investments were redesignated A share investments;
  to qualified retirement plans where the plan’s investments in the Fund are part of an omnibus account or other qualified retirement plans with a total value of at least $500,000;
  existing participants in Employer Sponsored Plans (as defined in Purchase at a Reduced Initial Sales Charge (Class A Shares)) that had at least $1 million in Principal Funds as of January 12, 2007 can purchase Class A shares at net asset value for the duration of that account; and
  new participants in such Employer Sponsored Plans that had at least $2.8 million in Principal Funds as of January 12, 2007 can purchase Class A shares within the plan at net asset value provided the participant notes that he or she meets this qualification on the participant’s initial application to purchase shares.

Purchase at a Reduced Initial Sales Charge (Class A Shares)

(1) Rights of Accumulation. The sales charge varies with the size of your purchase. Purchases made by you, your spouse or domestic partner, your children, the children of your spouse or domestic partner up to and including the age of 25 and/or a trust created by or primarily for the benefit of such persons (together “a Qualified Purchaser”) will be combined along with the value of existing Class A, B, C and J shares of Principal Funds owned by such persons, to determine the applicable sales charge. Class A shares of Money Market Fund are not included in the calculation unless they were acquired in exchange from other Principal Funds shares. If the total amount being invested in the Principal Funds is near a sales charge breakpoint, you should consider increasing the amount invested to take advantage of a lower sales charge.

(2) Statement of Intent (SOI). Qualified Purchasers may obtain reduced sales charges by signing an SOI. The SOI is a nonbinding obligation on the Qualified Purchaser to purchase the full amount indicated in the SOI. Purchases made by you, your spouse or domestic partner, or the children of you, your spouse or domestic partner up to and including the age of 25 and/or a trust created by or primarily for the benefit of such persons (together “a Qualified Purchaser”) will be combined along with the value of existing Class A, B, C and J shares of PFI owned by such persons. Purchases of Class A shares of Money Market Fund are not included. The sales charge is based on the total amount to be invested in a 13 month period. If the intended investment is not made (or shares are sold during the 13 month period), sufficient shares will be sold to pay the additional sales charge due. An SOI is not available for 401(a) plan purchases.

(3) The maximum sales charge that applies to purchases of Class A shares by qualified plans administered by Expertplan, Inc. that were previously converted from B share plans is the sales charge that applies to purchases of at least $250,000 but less than $500,000 as described in the sales charge tables below; the regular sales charge applies to purchases of $500,000 or more in such accounts and to all purchases of the Global Diversified Income, LargeCap S&P 500 Index, Short-Term Bond, Short-Term Income, and Ultra Short Bond Fund shares.

(4) Employer Sponsored Plans. The maximum sales charge for all purchases made in an account that is included in a SIMPLE IRA, SEP, SAR-SEP, non-qualified deferred compensation, payroll deduction or 403(b) plan (“Employer Sponsored Plan”) established prior to March 1, 2002 with PMC as the Funds’ transfer agent, is the sales charge that applies to purchases of at least $100,000 but less than $250,000 as described in the sales charge tables below; the regular sales charge applies to purchases of $250,000 or more in such accounts and to all purchases of the Global Diversified Income, LargeCap S&P 500 Index, Short-Term Bond, Short-Term Income, and Ultra Short Bond Fund shares. The reduced sales charge applies to purchases made by or on behalf of participants to such plans who become participants on or before July 28, 2007.

Purchase of Class A Shares. The offering price for Class A shares is the NAV next calculated after receipt of an investor’s order in proper form by the Fund or its servicing agent, plus any applicable initial sales charge (except for the Money Market Fund) as shown in the tables below. The right-hand column in each table indicates what portion of the sales charge is paid to Financial Professionals and their brokerage firms (“dealers”) for selling Class A shares. For more information regarding compensation paid to dealers, see “Distribution Plan and Additional Information Regarding Intermediary Compensation.”

There is no sales charge on purchases of Class A shares of the Money Market Fund or on purchases of Class A shares of the other funds if the purchase is made within 60 days of the redemption of Class A or B shares of the Fund or described in “Redemption of Fund Shares” provided the shareholder notifies the Fund that the purchase proceeds are from the redemption of Class A shares. Class A shares of the other Funds are purchased with a sales charge that is a variable percentage based on the amount of the purchase. There is no sales charge on shares of a Fund purchased with reinvested dividends or other distributions. Your sales charge may be reduced for larger purchases as indicted below.

Class A Sales Charges

	Sales Charge as a % of:
			Dealer Allowance as
Amount Purchase	Offering Price	Amount Invested	% of Offering Price
Less than $50,000	5.50%	5.82%	4.75%
$50,000 but less than $100,000	4.75%	4.99%	4.00%
$100,000 but less than $250,000	3.75%	3.90%	3.00%
$250,000 but less than $500,000	3.00%	3.09%	2.50%
$500,000 but less than $1 million	2.00%	2.04%	1.75%
$1 million or more	N/A	N/A	N/A (1)

(1)	The Distributor may pay authorized dealers commissions on purchases of Class A shares over $1 million calculated as follows: 1.00% on purchases between $1 million and $3 million, 0.50% on the next $2 million, 0.35% on the next $5 million, and 0.25% on the amount purchased in excess of $10 million. The commission rate is determined based on the purchase amount combined with the current market value of existing investments in Class A, B, and C shares.

Contingent Deferred Sales Charge (“CDSC”) on Class A Shares. Class A shares of the Acquired and Acquiring Funds purchased in amounts of $1 million or more are generally subject to a CDSC of 1.00% if the shares are redeemed during the first 12 months after purchase, unless the dealer, at its discretion, has waived the commission. The Distributor may pay authorized dealers commissions up to 1.00% of the price of such purchases. The CDSC may be waived for redemptions of Class A shares as described under “CDSC Calculation and Waivers.”

Class B Shares

     Class B shares may not be suitable for large investments. Due to the higher expenses associated with Class B shares, it may be more advantageous for investors to purchase Class A shares. Class B shares of the Money Market Fund may be purchased only by exchange from Class B shares of other Funds and by reinvestment of distributions in Class B shares.

     The Fund seeks to prevent purchases of Class B shares by shareholders who, through Rights of Accumulation (described above under “Purchases at a Reduced Initial Sales Charge”) are entitled to credit for at least $100,000 of Class A, Class B, Class C, or Class J shares. The Fund will consider initial purchases of $100,000 or more, and subsequent purchases that would result in an investment of $100,000 or more when combined with a shareholder’s existing account values, as determined using Rights of Accumulation, as a purchase of Class A shares. Class B shares are not available to SIMPLE, SEP, SAR-SEP, non-qualified deferred compensation, payroll deductions or 403(b) plans that do not currently invest in the Fund’s Class B shares, nor to new participants in any such plans that invest in the Fund’s Class B shares.

     The offering price for Class B shares is the NAV next calculated after receipt of an investor’s order in proper form by the Fund or its servicing agent, with no initial sales charge. A CDSC of up to 5.00% may apply depending on the Fund and time in the investment (see schedule below).

  Shares purchased through reinvestment of dividends and capital gain distributions are not subject to a CDSC.
  There is no CDSC on redemptions of Class B shares held for 5 full years or longer.
  Class B shares have higher annual expenses than Class A shares because they are subject to distribution fees for the first eight years.
  After the eighth year, Class B shares convert automatically to Class A shares of the same Fund, typically without income tax impact.

     Within 60 days after a redemption of Class B shares, the proceeds may be reinvested in Class A shares at NAV, if a CDSC was paid. It is the responsibility of the shareholder to notify the Fund at the time of reinvestment if the purchase proceeds are from a redemption of Class B shares. (If a CDSC has been waived in connection with a Required Minimum Distribution, involuntary redemption, or the death of a shareholder, redemption proceeds may not be used to repurchase Class B shares. Following these circumstances, redemption proceeds may be used to purchase Class A shares at NAV.)

        The Distributor currently pays authorized dealers commissions of up to 4.00% of the price of Class B shares sold by them.

Contingent Deferred Sales Charge (“CDSC”) on Class B Shares.

        Each new and subsequent purchase of Class B shares may be subject to a CDSC based upon the schedule below.

        A CDSC may be applied to Class B shares of all Funds according to the following schedule:

Year of Redemption After Purchase	CDSC (1)
First	5.00%
Second	5.00%
Third	4.00%
Fourth	3.00%
Fifth	2.00%
Sixth and following	0.00%

                                                                                                      (1) Shares purchased on or before January 12, 2007 may be subject to different CDSC Schedules.

Class C Shares

     Class C shares may not be suitable for large investments. Due to the higher expenses associated with Class C shares, it may be more advantageous for investors currently purchasing, intending to purchase, or with existing assets in amounts that may qualify for a reduced sales charge on Class A shares, including through Rights of Accumulation and/or Statement of Intent, to purchase Class A shares. Class C shares of the Money Market Fund may be purchased only by exchange from Class C shares of other Principal Funds and by reinvestment of distributions made on Class C shares.

     The Fund seeks to prevent investments in Class C shares by shareholders with at least $1 million of investments in Principal Funds eligible for inclusion pursuant to Rights of Accumulation. The Funds will consider initial purchases of $1 million or more, and subsequent purchases that would result in an investment of $1 million or more when combined with a shareholder’s existing account values, as determined using Rights of Accumulation, as a purchase of Class A shares. Class C shares are not available to retirement plans qualified under IRC section 401(a) that are not already investing in Class C shares of the Fund, but are available to new participants in plans that currently invest in Class C shares of the Fund.

     The offering price for Class C shares is the NAV next calculated after receipt of an investor’s order in proper form by the Fund or its servicing agent, with no initial sales charge.

  A CDSC of 1.00% may apply if redeemed during the first 12 months after purchase. Unlike Class B shares, Class C shares do not convert to Class A shares, so future distribution and service fees do not decrease.
  Class C shares have higher annual expenses than Class A shares because they are subject to distribution fees.

     Within 60 days after redemption of Class C shares, the proceeds may be reinvested in other Class C shares at NAV. It is the responsibility of the shareholder to notify the Fund at the time of reinvestment if the purchase proceeds are from redemption of Class C shares. (If a CDSC has been waived in connection with a Required Minimum Distribution, involuntary redemption, or the death of a shareholder, redemption proceeds may not be used to repurchase Class C shares. Following these circumstances, redemption proceeds may be used to purchase Class A shares at NAV.

     The Distributor currently pays authorized dealers commissions of up to 1.00% of the amount invested in Class C shares.

       Contingent Deferred Sales Charge (“CDSC”) on Class C Shares. Each initial and subsequent purchase of Class C shares is subject to a CDSC of 1.00% for a period of 12 months from the date of purchase. Shares will be redeemed first from shares purchased through reinvested dividends and capital gain distributions, which are not subject to the CDSC, and then in order of purchase. The CDSC may be waived for redemptions of Class C shares as described under “CDSC Calculation and Waivers.”

CDSC Calculation and Waivers

     The CDSC is based on the lesser of the market value at the time of redemption or the initial purchase price of the shares sold. For Class B shares issued in connection with the WM Reorganization, the CDSC is based on the initial purchase price of the shares sold. The CDSC does not apply to shares purchased with reinvested dividends or other distributions. The CDSC is not charged on exchanges. However, the original purchase date of the shares from which an exchange is made determines if the newly acquired shares are subject to the CDSC when they are sold.

     If you sell some but not all of the shares in your account, the shares not subject to a sales charge will be sold first. Other shares will be sold in the order purchased (first in, first out). The CDSC does not apply to shares redeemed according to a systematic withdrawal plan limited to no more than 1.00% per month (measured cumulatively for non-monthly plans) of the value of the Fund account at the time, and beginning on the date, the systematic withdrawal plan is established.

       The CDSC is waived on shares which are sold:

  within 90 days after an account is re-registered due to a shareholder’s death;
  due to the shareholder’s disability, as defined in the Code provided the shares were purchased prior to the disability;
  from retirement plans to satisfy minimum distribution rules under the Code;
  to pay surrender charges;
  to pay retirement plan fees;
  involuntarily from small balance accounts;
  from a retirement plan to assure the plan complies with Sections 401(k), 401(m), 408(k), or 415 of the Code; or
  from retirement plans to satisfy excess contribution rules under the Code.

     The CDSC is also waived on redemptions of Class B shares from Predecessor Fund accounts opened prior to April 1, 2002 made in connection with distributions from IRAs or other retirement accounts to shareholders over age 59 1/2. This CDSC waiver does not apply to a transfer of assets.

     NOTE: To have your CDSC waived, you must let your advisor or the Fund know at the time you redeem shares that you qualify for such a waiver.

Redemption of Fund Shares

Institutional Class Shares

     Institutional Class Shares of the Fund may be redeemed upon request. There is no charge for the redemption. Shares are redeemed at the NAV per share next computed after the request is received by a Fund in proper and complete form. The Funds generally send payment for shares sold the business day after the sell order is received. Under unusual circumstances, the Funds may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

Class A, B, and C shares

     After you place a sell order in proper form, shares are sold using the next share price calculated. The amount you receive will be reduced by any applicable CDSC or excessive trading fee. There is no additional charge for a sale of shares however; you will be charged a $10 wire fee if you have the sale proceeds wired to your bank. Generally, the sale proceeds are sent out on the next business day* after the sell order has been placed. It may take additional business days for your financial institution to post this payment to your account at that financial institution. At your request, the check will be sent overnight (a $15 overnight fee will be deducted from your account unless other arrangements are made). Shares purchased by check may be sold only after the check has cleared your bank, which may take up to 7 calendar days. A sell order from one owner is binding on all joint owners.

_____________

* a day when the NYSE is open for normal business

Distributions from IRA, SEP, SIMPLE, 403(b) and SAR-SEP accounts may be taken as:

  lump sum of the entire interest in the account,
  partial interest in the account, or
  periodic payments of either a fixed amount or an amount based on certain life expectancy calculations.

Tax penalties may apply to distributions before the participant reaches age 59 1/2.

     Sale of shares may create a gain or a loss for federal (and state) income tax purposes. You should maintain accurate records for use in preparing your income tax returns.

Generally, sales proceeds checks are:

  payable to all owners on the account (as shown in the account registration) and mailed to the address on the account (if not changed within last 15 days) or previously authorized bank account.

     For other payment arrangements, please call Principal Funds. You should also call Principal Funds for special instructions that may apply to sales from accounts:

  when an owner has died
  for certain employee benefit plans; or
  owned by corporations, partnerships, agents, or fiduciaries.

     Payment for shares sold is generally sent the business day after the sell order is received. Under unusual circumstances, Principal Funds may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

     Within 60 calendar days after the sale of shares, you may reinvest the amount of the sale proceeds into any Principal Funds Class A shares without a sales charge if the shares that were sold were Class A shares, or were Class B shares on which a CDSC was paid or on which the CDSC was waived in connection with a Required Minimum Distribution, involuntary redemption, or due to the death of the shareholder. Within 60 calendar days after the sale of Class C shares, any amount of the sale proceeds that you reinvest will be reinvested in Class C shares; shares purchased by redemption proceeds are not subject to the twelve month CDSC. It is the responsibility of the shareholder to notify the Fund at the time of repurchase if the purchase proceeds are from a redemption of the Fund within the past 60 days.

     The transaction is considered a sale for federal (and state) income tax purposes even if the proceeds are reinvested. If a loss is realized on the sale, the reinvestment may be subject to the “wash sale” rules resulting in the postponement of the recognition of the loss for tax purposes.

Distributions in Kind

     Payment for shares of the Funds tendered for redemption is ordinarily made by check. However, the Funds may determine that it would be detrimental to the remaining shareholders of a Fund to make payment of a redemption order wholly or partly in cash. Under certain circumstances, therefore, each of the Funds may pay the redemption proceeds in whole or in part by a distribution “in kind” of securities from the Fund’s portfolio in lieu of cash. If a Fund pays the redemption proceeds in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. Each Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities as described in this prospectus.

Sell shares by mail

  Send a letter or distribution form (call us for the form) which is signed by the owner/owners of the account to Principal Funds, P.O. Box 8024, Boston, MA 02266-8024. Specify the Fund(s) and account number.
  Specify the number of shares or the dollar amount to be sold.
  A Medallion Signature Guarantee* will be required if the:
  sell order is for more than $100,000;
  check is being sent to an address other than the account address;
  wire or ACH is being sent to a shareholder’s U.S. bank account not previously authorized;
  account address has been changed within 15 days of the sell order; or
  check is payable to a party other than the account shareholder(s), Principal Life, or a retirement plan trustee or custodian that has agreed in writing to accept a transfer of assets from the Fund.
  If required, the signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan, national securities exchange member, or brokerage firm. A signature guaranteed by a notary public or savings bank is not acceptable.

Sell shares in amounts of $100,000 or less by telephone

  The request may be made by a shareholder or by the shareholder’s Financial Professional.
  The combined amount requested from all funds to which the redemption request relates is $100,000 or less.
  The address on the account must not have been changed within the last 15 days and telephone privileges must apply to the account from which the shares are being sold.
  If our phone lines are busy, you may need to send in a written sell order.
  To sell shares the same day, the order must be received in good order before the close of normal trading on the NYSE (generally 3:00 p.m. Central Time).
  Telephone redemption privileges are NOT available for Principal Funds 403(b) plans, inherited IRAs, and certain employer sponsored benefit plans.
  If previously authorized, wire or ACH can be sent to a shareholder’s U.S. bank account.

Systematic withdrawal plans

You may set up a systematic withdrawal plan on a monthly, quarterly, semiannual, or annual basis to:

  sell enough shares to provide a fixed amount of money ($100 minimum amount; the required minimum is waived to the extent necessary to meet the required minimum distribution as defined by the Code),

  pay insurance or annuity premiums or deposits to Principal Life (call us for details), and provide an easy method of making monthly installment payments (if the service is available from your creditor who must supply the necessary forms).

You can set up a systematic withdrawal plan by:

  completing the applicable section of the application, or
  sending us your written instructions, or
  completing a Systematic Withdrawal Plan Request form (available on www. Principal Funds. com), or calling us if you have telephone privileges on the account (telephone privileges may not be available for all types of accounts).

Your systematic withdrawal plan continues until:

  you instruct us to stop or
  your Fund account balance is zero.

     When you set up the withdrawal plan, you select which day you want the sale made (if none is selected, the sale will be made on the 15th of the month). If the selected date is not a trading day, the sale will take place on the preceding trading day (if that day falls in the month or year prior to your selected date, the transaction will take place on the next trading day after your selected date). If telephone privileges apply to the account, you may change the date or amount by telephoning us. Sales made under your systematic withdrawal plan will reduce and may eventually exhaust your account.

     The Fund from which the systematic withdrawal is made makes no recommendation as to either the number of shares or the fixed amount that you withdraw.

Excessive Trading fee. An excessive trading fee may apply to redemptions made within 30 days of purchase as described in “Frequent Purchases and Redemptions” below. If excessive trading is deemed to be occurring, additional restrictive actions may be taken, as described in the “Frequent Purchases and Redemptions.”

Exchange of Fund Shares

     Your shares in the Funds may be exchanged without a sales charge or CDSC for the same class of any other Principal Funds (except Money Market). The Fund reserves the right to revise or terminate the exchange privilege at any time. Notice will be provided to shareholders of any such change, to the extent required by law.

Automatic Exchange Election

     This election authorizes an exchange from one fund of Principal Funds to another on a monthly, quarterly, semiannual or annual basis. You can set up an automatic exchange by:

  completing the Automatic Exchange Election section of the application, calling us if telephone privileges apply to the account from which the exchange is to be made, or sending us your written instructions.
  completing an Automatic Exchange Election form (available on www.principalfunds.com)

Your automatic exchange continues until:

  you instruct us to stop by calling us if telephone privileges apply to the account or by sending us your written instructions; or
  your Fund account balance is zero.

     You may specify the day of the exchange (if none is selected, the exchange will be made on the 15th of the month). If the selected day is not a trading day, the sale will take place on the preceding trading day (if that day falls in the month or year prior to your selected date, the transaction will take place on the next trading day after your selected date). If telephone privileges apply to the account, you may change the date or amount by telephoning us.

General

  An exchange by any joint owner is binding on all joint owners.
  If you do not have an existing account in the Fund to which the exchange is being made, a new account is established. The new account has the same owner(s), dividend and capital gain options and dealer of record as the account from which the shares are being exchanged.
  All exchanges are subject to the minimum investment and eligibility requirements of the Fund being acquired.
  You may acquire shares of a Fund only if its shares are legally offered in your state of residence.
  For an exchange to be effective the day we receive your instruction, we must receive the instruction in good order at our transaction processing center in Canton, Massachusetts before the close of normal trading on the NYSE (generally 3 p.m. Central Time).

     When money is exchanged or transferred from one account registration or tax identification number to another, the account holder is relinquishing his or her rights to the money. Therefore exchanges and transfers can only be accepted by telephone if the exchange (transfer) is between:

  accounts with identical ownership,
  an account with a single owner to one with joint ownership if the owner of the single owner account is also an owner of the account with joint ownership, a single owner to a UTMA account if the owner of the single owner account is also the custodian on the UTMA account, or a single or jointly owned account to an IRA account to fund the yearly IRA contribution of the owner (or one of the owners in the case of a jointly owned account).

     The exchange is treated as a sale of shares for federal (and state) income tax purposes and may result in a capital gain or loss. Income tax rules regarding the calculation of cost basis may make it undesirable in certain circumstances to exchange shares within 90 days of their purchase.

     Fund shares used to fund an employee benefit plan may be exchanged only for shares of other Funds available to employee benefit plans. Such an exchange must be made by following the procedures provided in the employee benefit plan and the written service agreement.

Excessive Trading Fee An excessive trading fee may apply to exchanges made within 30 days of purchase as described in “Frequent Purchases and Redemptions.” If excessive trading is deemed to be occurring, additional restrictive actions may be taken, as described below.

Frequent Purchases and Redemptions

     The Funds are not designed for, and do not knowingly accommodate, frequent purchases and redemptions of Fund shares by investors. If you intend to trade frequently and/or use market timing investment strategies, you should not purchase these Funds.

Frequent purchases and redemptions pose a risk to the Funds because they may:

Disrupt the management of the Funds by:
forcing the Funds to hold short-term (liquid) assets rather than investing for long term growth, which results in lost investment opportunities for the Fund; and
causing unplanned portfolio turnover;
Hurt the portfolio performance of the Funds; and
Increase expenses of the Funds due to:
increased broker-dealer commissions and
increased recordkeeping and related costs.

     Certain Funds may be at greater risk of harm due to frequent purchases and redemptions. For example, those Funds that invest in foreign securities may appeal to investors attempting to take advantage of time-zone arbitrage.

     The Funds have adopted procedures to “fair value” foreign securities under certain circumstances, which are intended, in part, to discourage excessive trading of shares of the Funds. The Board has also adopted policies and procedures with respect to frequent purchases and redemptions of shares of the Funds. The Funds monitor trading activity to identify and take action against abuses. While our policies and procedures are designed to identify and protect against abusive trading practices, there can be no certainty that we will identify and prevent abusive trading in all instances. If we are not able to identify such excessive trading practices, the Funds may be negatively impacted and may cause investors to suffer the harms described. When we do identify abusive trading, we will apply our policies and procedures in a fair and uniform manner. If we are not able to identify such abusive trading practices, the abuses described above may negatively impact the Funds.

     Currently the PFI Funds, except the Money Market Fund, impose an excessive trading fee on redemptions or exchanges of $30,000 or more of a Fund’s Class A, B, and C shares redeemed within 30 days after they are purchased. The fee does not apply to redemptions or exchanges made pursuant to an Automatic Exchange Election or systematic Withdrawal Plan; due to a shareholder’s death or disability (as defined in the Code); to satisfy minimum distribution rules imposed by the Code; or where the application of the fee would cause a Fund to fail to be considered a “qualified default investment alternative” under the Employee Retirement Income Security Act of 1976, as amended, and the rules and regulations thereunder. The fee is equal to 1.00% of the total redemption or exchange amount. The fee is paid to the Funds and is intended to offset the trading costs, market impact, and other costs associated with short-term money movement in and out of the Funds.

     If an intermediary, such as a retirement plan or recordkeeper, is unwilling to impose the Fund’s excessive trading fee, the Fund may waive such fee if it determines that the intermediary is able to implement other policies and procedures reasonably designed to prevent excessive trading in Fund shares. If an intermediary is unable to implement the Fund’s excessive trading policy or to implement other procedures reasonably designed to prevent excessive trading in Fund shares, the Fund may waive the application of its excessive trading policy with respect to transactions of beneficial owners underlying the intermediary’s omnibus account if, in Fund management’s opinion, the purchases and redemptions at the omnibus account level are not likely to have an adverse impact on the management of the Fund’s portfolio. The Fund will monitor net purchases and redemptions in any such omnibus account in an effort to identify trading activity that might adversely impact the management of the Fund’s portfolio and, if such excessive trading is identified, will require the intermediary to prohibit ongoing excessive trading by the underlying beneficial owner or owners whose transactions are determined to be excessive.

     In addition, if a Fund deems frequent trading and redemptions to be occurring, action will be taken that may include, but is not limited to:

  Increasing the excessive trading fee to 2%,
  Increasing the excessive trading fee period from 30 days to as much as 90 days,
  Applying the excessive trading fee to redemptions or exchanges of less than $30,000,
  Limiting the number of permissible exchanges available to shareholders identified as “excessive traders,”
  Limit exchange requests to be in writing and submitted through the United States Postal Service (in which case, requests for exchanges by fax, telephone or internet will not be accepted), and
  Taking such other action as directed by the Fund.

     The Funds have reserved the right to accept or reject, without prior written notice, any exchange requests. In some instances, an exchange may be completed prior to a determination of abusive trading. In those instances, we will reverse the exchange and return the account holdings to the positions held prior to the exchange. We will give the shareholder that requested the exchange notice in writing in this instance.

Pricing of Fund Shares

     Each Fund’s shares are bought and sold at the current share price. The share price of each class of each Fund is calculated each day the NYSE is open (shares are not priced on the days on which the NYSE is closed for trading, generally New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas). The share price is determined as of the close of business of the NYSE (normally 3:00 p.m. Central Time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received in good order by us at our transaction processing center in Canton, Massachusetts. In order for us to process your purchase order on the day it is received, we must receive the order (with complete information):

  on a day that the NYSE is open and
  prior to the close of trading on the NYSE (normally 3 p.m. Central Time).

     Orders received after the close of the NYSE or on days that the NYSE is not open will be processed on the next day that the NYSE is open for normal trading.

     If we receive an application or purchase request for a new mutual fund account or subsequent purchase into an existing account that is accompanied by a check and the application or purchase request does not contain complete information, we may hold the application (and check) for up to two business days while we attempt to obtain the necessary information. If we receive the necessary information within two business days, we will process the order using the next share price calculated. If we do not receive the information within two business days, the application and check will be returned to you.

       For all PFI Funds, the share price is calculated by:

  taking the current market value of the total assets of the Fund subtracting liabilities of the Fund
  dividing the remainder proportionately into the classes of the Fund subtracting the liability of each class
  dividing the remainder by the total number of shares outstanding for that class.

NOTES:

  If market quotations are not readily available for a security owned by a Fund, its fair value is determined using a policy adopted by the Directors. Fair valuation pricing is subjective and creates the possibility that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.
  A Fund’s securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. Generally, the values of foreign securities used in computing a Fund’s Net Asset Value (“NAV”) are the market quotations as of the close of the foreign market. Foreign securities and currencies are also converted to U.S. dollars using the exchange rate in effect at the close of the NYSE. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The Fund has adopted policies and procedures to “fair value” some or all securities held by a Fund if significant events occur after the close of the market on which the foreign securities are traded but before the Fund’s NAV is calculated.

     Significant events can be specific to a single security or can include events that affect a particular foreign market or markets. A significant event can also include a general market movement in the U.S. securities markets. If the Manager believes that the market value of any or all of the foreign securities is materially affected by such an event, the securities will be valued, and the Fund’s NAV will be calculated, using the policy adopted by the Fund. These fair valuation procedures are intended to discourage shareholders from investing in the Fund for the purpose of engaging in market timing or arbitrage transactions.

     The trading of foreign securities generally or in a particular country or countries may not take place on all days the NYSE is open, or may trade on days the NYSE is closed. Thus, the value of the foreign securities held by the Fund may change on days when shareholders are unable to purchase or redeem shares.

  Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

Dividends and Distributions

     Dividends are based on estimates of income, expenses, and shareholder activity for the Fund. Actual income, expenses, and shareholder activity may differ from estimates; consequently, differences, if any, will be included in the calculation of subsequent dividends. The Funds pay their net investment income to shareholders of record on the business day prior to the payment date. The Acquired and Acquiring Funds pay their net investment income on an annual basis. The payment date is annually in December.

     Net realized capital gains, if any, are distributed annually in December. Payments are made to shareholders of record on the business day prior to the payable date. Capital gains may be taxable at different rates, depending on the length of time that the Fund holds its assets.

     Dividend and capital gains distributions will be reinvested, without a sales charge, in shares of the Fund from which the distribution is paid. However, you may authorize the distribution to be:

  invested in shares of another PFI Fund without a sales charge (distributions of a Fund may be directed only to one receiving Fund); or
  paid in cash, if the amount is $10 or more.

     Generally, for federal income tax purposes, Fund distributions are taxable as ordinary income, except that any distributions of long-term capital gains will be taxed as such regardless of how long Fund shares have been held. Special tax rules apply to Fund distributions to Individual Retirement Accounts and other retirement plans. A tax advisor should be consulted to determine the suitability of the Fund as an investment by such a plan and the tax treatment of distributions by the Fund. A tax advisor can also provide information on the potential impact of possible foreign, state, and local taxes. A Fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased.

     To the extent that distributions the Funds pay are derived from a source other than net income (such as a return of capital), a notice will be included in your quarterly statement pursuant to Section 19(a) of the 1940 Act and Rule 19a-1 disclosing the source of such distributions. Furthermore, such notices shall be posted monthly on our web site at www.principalfunds.com. You may request a copy of all such notices, free of charge, by telephoning 1-800-222-5852. The amounts and sources of distributions included in such notices are estimates only and you should not rely upon them for purposes of reporting income taxes. The Fund will send shareholders a Form 1099-DIV for the calendar year that will tell shareholders how to report these distributions for federal income tax purposes.

NOTES:

  A Fund’s payment of income dividends and capital gains has the effect of reducing the share price by the amount of the payment.
  Distributions from a Fund, whether received in cash or reinvested in additional shares, may be subject to federal (and state) income tax.
  For these reasons, buying shares of a Fund shortly before it makes a distribution may be disadvantageous to you.

Tax Considerations

     Shareholders are responsible for federal income tax (and any other taxes, including state and local income taxes, if applicable) on dividends and capital gains distributions whether such dividends or distributions are paid in cash or reinvested in additional shares. Special tax rules apply to distributions to IRAs and other retirement accounts. You should consult a tax advisor to determine the suitability of the Fund as an investment by such a plan and the tax treatment of Fund distributions.

     Generally, dividends paid by the Funds from interest, dividends, or net short-term capital gains will be taxed as ordinary income. Distributions properly designated by the Fund as deriving from net gains on securities held for more than one year are taxable as such (generally at a 15% tax rate), regardless of how long you have held your shares. For taxable years beginning before January 1, 2011, distributions of investment income properly designated by the Fund as derived from “qualified dividend income” will be taxed at the rates applicable to long-term capital gains.

     A dividend or distribution made shortly after the purchase of shares of a Fund by a shareholder, although in effect a return of capital to that shareholder, would be taxable to that shareholder as described above, subject to a holding period requirement for dividends designated as qualified dividend income.

     Because of tax law requirements, you must provide the Funds with an accurate and certified taxpayer identification number (for individuals, generally a Social Security number) to avoid “back-up” withholding, which is currently imposed at a rate of 28%.

     Early in each calendar year, each Fund will notify you of the amount and tax status of distributions paid to you for the preceding year. Any gain resulting from the sale, redemption, or exchange of your shares will generally also be subject to tax. You should consult your tax advisor for more information on your own tax situation, including possible foreign, state, and local taxes.

     Investments by a Fund in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased. Shareholders of the Funds that invest in foreign securities may be entitled to claim a credit or deduction with respect to foreign taxes. In addition, the Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

     Investments by a Fund in certain debt instruments or derivatives may cause the Fund to recognize taxable income in excess of the cash generated by such instruments. As a result, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements under the Code. The Fund’s use of derivatives will also affect the amount, timing, and character of the Fund’s distributions.

     The information contained in this Proxy Statement/Prospectus is not a complete description of the federal, state, local, or foreign tax consequences of investing in the Fund. You should consult your tax advisor before investing in the Fund.

Distribution Plans and Intermediary Compensation
Distribution and/or Service (12b-1) Fees

Institutional Class Shares

     Neither Fund has adopted a 12b-1 Plan for Institutional Class shares

Class A, B, and C

     Principal Funds has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act for each of the Class A, Class B, and Class C shares of Principal Funds. Under the 12b-1 Plans, except as noted below, each Fund makes payments from its assets attributable to the particular share class to the Fund’s Distributor for distribution-related expenses and for providing services to shareholders of that share class. Payments under the 12b-1 plans are made by the Funds to the Distributor pursuant to the 12b-1 plans regardless of the expenses incurred by the Distributor. When the Distributor receives Rule 12b-1 fees, it may pay some or all of them to intermediaries whose customers are shareholders of the funds for sales support services and for providing services to shareholders of that share class. Intermediaries may include, among others, broker-dealers, registered investment advisors, banks, trust companies, pension plan consultants, retirement plan administrators, and insurance companies. Because Rule 12b-1 fees are paid out of Fund assets and are ongoing fees, over time they will increase the cost of your investment in the Funds and may cost you more than other types of sales charges.

     For the Acquired and Acquiring Funds, the maximum annual Rule 12b-1 fee for distribution related expenses and/or for providing services to shareholders under each 12b-1 plan (as a percentage of average daily net assets) is:

Share Class	Maximum Annualized Rule 12b-1 Fee
Class A	0.25%
Class B	1.00%
Class C	1.00%

     Generally, to receive service fees from the Distributor, dealers or other intermediaries must be the dealer of record for shares with average daily net assets of at least $100,000. Generally, Class A shares must be held for three months before these fees are paid. In the case of Class B and C shares, generally these fees are not paid until such shares have been held for twelve months.

     The Distributor generally uses Rule 12b-1 fees to finance any activity that is primarily intended to result in the sale of shares and for providing services to shareholders of the share class. In addition to shareholder services, examples of such distribution related expenses include compensation to salespeople, including ongoing commissions payments for class C shares, and selected dealers (including financing the commission paid to the dealer at the time of the sale), printing of prospectuses and statements of additional information and reports for other than existing shareholders, and preparing and conducting sales seminars.

     Payments under the 12b-1 plans will not automatically terminate for funds that are closed to new investors or to additional purchases by existing shareholders. The fund Board will determine whether to terminate, modify, or leave unchanged the 12b-1 plans if the Board directs the closure of a fund.

Commissions, Finders’ Fees, and Ongoing Payments

     In the case of Class A shares, all or a portion of the initial sales charge that you pay may be paid by the Distributor to intermediaries selling Class A shares. The Distributor may pay these intermediaries a finders’ fee of up to 1.00% on purchases of $1,000,000 or more, excluding purchases by qualified retirement plans in omnibus accounts which are not subject to initial sales charges. See immediately below for details. See “Choosing a Share Class” for more details. Additionally, as noted above, the Distributor generally makes ongoing payments to your intermediary for services provided to you at an annual rate of up to 0.25% of average net assets attributable to your investment in Class A shares.

     The Distributor may pay intermediaries a finders’ fee on initial investments by qualified retirement plans in omnibus accounts, which are not subject to initial sales charges, provided the selling intermediary notifies the Distributor within 90 days of the initial purchase that the transaction is eligible for the payment of a finders’ fee. The finders’ fee on initial investments of $500,000 to $3,000,000 may be in an amount of up to 1 % of the initial purchase. Initial investments by qualified retirement plans in omnibus accounts over $3,000,000 may be eligible for a finders’ fee in accordance with the schedule determined by the Distributor but shall not be paid a fee greater than 1.00% of the initial amount. Initial investments include transfers, rollovers and other lump sum purchases, excluding ongoing systematic investments, made within 90 days of the initial funding of the account. The dealer shall, upon request by the Distributor provided within 90 days of the triggering event, refund the finders’ fee to the Distributor if assets are liquidated within 12 months of the initial purchase or trading restrictions are placed on the account in accordance with the Funds’ frequent trading policy.

     In the case of Class B shares, the Distributor will pay, at the time of your purchase, a commission to your intermediary in an amount equal to 4.00% of your investment. Additionally, as noted above, the Distributor generally makes ongoing payments to your intermediary for services provided to you at an annual rate of 0.25% of average net assets attributable to your investment in Class B shares.

     In the case of Class C shares, the Distributor will pay, at the time of your purchase, a commission to your intermediary in an amount equal to 1.00% of your investment. Additionally, as noted above, the Distributor generally makes ongoing payments to your intermediary for distribution and services provided to you at an annual rate of 1.00% of average net assets attributable to your investment in Class C shares.

Additional Payments to Intermediaries

     In addition to, rather than in lieu of, payments for distribution-related expenses and for providing services to shareholders pursuant to 12b-1 plans and fees the Fund pays to its transfer agent, the transfer agent or one of its affiliates, on behalf of a Fund, may enter into agreements with intermediaries pursuant to which the Fund will pay an intermediary for administrative, networking, recordkeeping, sub-transfer agency and shareholder services. These payments are generally based on either (1) a percentage of the average daily net assets of Fund shares serviced by an intermediary and/or (2) a fixed dollar amount for each account serviced by an intermediary.

     The Distributor or its affiliates may pay out of their past profits or other resources amounts to intermediaries that support the sale of shares of the Fund or provide services to Fund shareholders. The amount of these payments may create an incentive for the intermediary or its Financial Professionals to recommend or sell shares of the Fund to you. These payments are not reflected in the fees and expenses listed in this prospectus because they are not paid by the Fund.

     These additional payments are negotiated and may be based on such factors as the number or value of shares the intermediary sells or may sell; the value of client assets invested; the number of client accounts; or the type and nature of services or support furnished by the intermediary. These payments may be in addition to payments of Rule 12b-1 fees and/or other payments listed above made by a Fund. In connection with these payments, the intermediary may elevate the prominence or profile of the Fund within the intermediary’s organization by, for example, placement on a list of preferred or recommended funds, and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways with in the intermediary’s organization.

     Although the additional payments made to an intermediary in any given year may vary, such payments will generally not exceed (a) 0.25% of the current year’s sales of Fund shares by that intermediary and/or (b) 0.25% of average daily net assets of Fund shares serviced by that intermediary over the year.

Expense Reimbursement

     Additionally, the Distributor and its affiliates will, in some cases, provide payments to reimburse directly or indirectly the costs incurred by intermediaries and their associated Financial Professionals in connection with educational seminars and training and marketing efforts related to the Funds for the intermediaries’ employees and representatives and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment, and meals. The Distributor will also, in some cases, provide payment or reimbursement for expenses associated with qualifying dealers’ conferences, transactions (“ticket”) charges, and general marketing expenses.

Additional Information

     If one mutual fund sponsor makes greater payments than another, your Financial Professional and his or her intermediary may have an incentive to recommend one fund complex over another. Similarly, if your Financial Professional or his or her intermediary receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that share class.

     Financial Professionals who deal with investors on an individual basis are typically associated with an intermediary. Financial Professionals may receive some or all of the amounts paid to the intermediary with which he or she is associated. You can ask your Financial Professional for information about any payments he or she or the intermediary receives from the Distributor, its affiliates or the Fund and any services provided.

     As of January 1, 2009, the Distributor anticipates that intermediaries that will receive additional payments as described in the additional payments section above (other than: Rule 12b-1 Fees; Commissions, Finder’s Fees and Ongoing Payments; APF Fees; and Expense Reimbursement) include, but are not limited to, the following:

Acsensus	Merrill Lynch
Advantage Capital Corporation	MidAtlantic Capital
AG Edwards & Sons	Morgan Keegan
AIG Financial Advisors	Morgan Stanley
AIG SunAmerica	MSCS Financial Services
Alerus Retirement Solutions	Mutual Service Corp
American Century Investments	National Financial Services
American General Life Insurance	National Planning Corp.
Ameriprise	Nationwide
Associated Financial Group	Newport Retirement Plan Services
Associated Securities	Next Financial
AST Trust Company	NFP Securities
Bank of America Securities	North Ridge Securities
Bear Stearns	Northeast Retirement Services
Benefit Plan Administrators	Northwestern Mutual
Cadaret Grant	NRP Financial
Charles Schwab & Co.	Pershing
Charles Schwab Trust Company	Plan Administrators, Inc.
Citigroup Global Markets	Principal Global Investors
Citigroup/Smith Barney	Principal Life Insurance Company
Commonwealth Financial Network	Principal Life Trust Company
CompuSys	ProEquities
CPI	Prudential
Daily Access Corporation	Raymond James
Digital Retirement Solutions	Robert W. Baird & Co.
Edward Jones	Royal Alliance Associates
ePlan Services	Saxony Securities
Expert Plan	Scottrade
Farmers Financial	Securian Financial Services
Fidelity Brokerage Services Financial Network	Securities America
Investment Corp First Allied Securities First	SI I Investments
American Bank First Clearing	Southwest Securities
Foothill Securities FSC Securities	Standard Retirement Services
G.A. Repple	Stifel Nicolaus & Company
Geneos Wealth Management	TD Ameritrade
Genesis Employee Benefit	Texas Pension Consultants
GPC Securities, Inc.	The Investment Center
Gunn Allen Financial	Thrivent Financial
GWFS Equities	Thrivent Investment Management
H. Beck, Inc.	TransAm Securities
Howe Barnes Investment	Triad Advisors
ICMA-Retirement Corp.	TruSource
ING Financial Partners Investacorp	U.S. Wealth Advisors
J.W. Cole Financial	UBS Financial Services
James T. Borello & Co.	Unison
Janney Montgomery Scott	VSR Financial Services
JP Morgan	Wachovia
July Business Services	WaMu Investments
Key Investments	Waterstone Financial Group
Lincoln Financial	Wedbush Morgan Securities
Lincoln Investment Planning	Wells Fargo
LPL	Wilmington Trust Company
Mercer HR Services	Workman Securities
WRP Investments

To obtain a current list of such firms, call 1-800-222-5852.

     Please speak with your Financial Professional to learn more about the total amounts paid to your Financial Professional and his or her intermediary by the Funds, the Distributor and its affiliates, and by sponsors of other mutual funds he or she may recommend to you. You should also carefully review disclosures made by your Financial Professional at the time of purchase.

     Although a Fund may use brokers who sell shares of the Funds to effect portfolio transactions, the sale of shares is not considered as a factor by the Fund’s Sub-Advisors when selecting brokers to effect portfolio transactions.

     Your intermediary may charge fees and commissions, including processing fees, in addition to those described in this prospectus. The amount and applicability of any such fee is determined and disclosed separately by the intermediary. You should ask your Financial Professional for information about any fees and/or commissions that are charged.

     Transfer Agency and Retirement Plan Services. Principal Shareholder Services, Inc. acts as the transfer agent for the Funds. As such, it registers the transfer, issuance, and redemption of fund shares and disburses dividends and other distributions to fund shareholders.

     Many fund shares are owned by financial intermediaries for the benefit of their customers. In those cases, the funds often do not maintain an account for these investors. Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediaries. The transfer agent may pay these financial intermediaries fees for sub-transfer agency and/or related recordkeeping services. Retirement plans may also hold fund shares in the name of the plan, rather than the participant. Plan record-keepers, who may have affiliated financial intermediaries that sell shares of the funds, may be paid additional amounts. In addition, financial intermediaries may be affiliates of entities that receive compensation from the Distributor for maintaining retirement plan “platforms” that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

     The amounts paid to financial intermediaries and plan recordkeepers for sub-transfer agency and recordkeeping services, and their related service requirements may vary across fund groups and share classes. This may create an incentive for financial intermediaries and their Financial Professionals to recommend one fund complex over another or one class of shares over another.

Portfolio Holdings Information

     A description of the PFI’s policies and procedures with respect to disclosure of the Funds’ portfolio securities is available in the Statement of Additional Information.

VOTING INFORMATION

     Voting procedures. If you complete and return the enclosed proxy ballot, the persons named as proxies will vote your shares as you indicate or for approval of each matter for which there is no indication. You may revoke your proxy at any time prior to the proxy’s exercise by: (i) sending written notice to the Secretary of Principal Funds, Inc. at Principal Financial Group, Des Moines, Iowa 50392-2080, prior to the Meeting; (ii) subsequent execution and return of another proxy prior to the Meeting; or (iii) being present and voting in person at the Meeting after giving oral notice of the revocation to the Chairman of the Meeting.

     Voting rights. Only shareholders of record at the close of business on August 21, 2009 (the “Record Date”), are entitled to vote. The shareholders of each class of shares of the Acquired Fund will vote together on the proposed Reorganization and on any other matter submitted to such shareholders. You are entitled to one vote on each matter submitted to the shareholders of the Acquired Fund for each share of the Fund that you hold, and fractional votes for fractional shares held. The Proposal requires for approval the affirmative vote of a “Majority of the Outstanding Voting Securities,” which is a term defined in the 1940 Act to mean, with respect to the Acquired Fund, the affirmative vote of the lesser of (1) 67% or more of the voting securities of the Fund present at the meeting of the Fund, if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding voting securities of the Fund.

     The number of votes eligible to be cast at the meeting as of the Record Date and other share ownership information are set forth below under the heading “Outstanding Shares and Share Ownership” in this Proxy Statement/Prospectus.

     Quorum requirements. A quorum must be present at the Meeting for the transaction of business. The presence in person or by proxy of one-third of the shares of the Acquired Fund outstanding at the close of business on the Record Date constitutes a quorum for a meeting of that Fund. Abstentions and broker non-votes (proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners on an item for which the broker or nominee does not have discretionary power) are counted toward a quorum but do not represent votes cast for any issue. Under the 1940 Act, the affirmative vote necessary to approve a Proposal may be determined with reference to a percentage of votes present at the Meeting, which would have the effect of counting abstentions as if they were votes against a Proposal.

     In the event the necessary quorum to transact business or the vote required to approve a Proposal is not obtained at the Meeting, the persons named as proxies or any shareholder present at the Meeting may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment as to the Proposal or any other matter will require the affirmative vote of the holders of a majority of the shares of the Acquired Fund cast at the Meeting. The persons named as proxies and any shareholder present at the Meeting will vote for or against any adjournment in their discretion.

     Solicitation procedures. PFI intends to solicit proxies by mail. Officers or employees of PFI, PMC or their affiliates may make additional solicitations by telephone, internet, facsimile or personal contact. They will not be specially compensated for these services. Brokerage houses, banks and other fiduciaries may be requested to forward soliciting materials to their principals and to obtain authorization for the execution of proxies. For those services, they will be reimbursed by PMC for their out-of-pocket expenses.

     Expenses of the Meeting. The expenses of the Meeting for the Acquired Fund will be treated as an expense related to the Reorganization and will be paid by the Acquired Fund.

OUTSTANDING SHARES AND SHARE OWNERSHIP

     The following table shows as of August 21, 2009, the Record Date, the number of Class A, B, C and Institutional Class shares outstanding and eligible to vote for each Acquired Fund and the number of shares outstanding for each class of shares of the Acquiring Fund.

Acquired Funds		Acquiring Funds
Share Class	Shares Outstanding	Share Class	Shares Outstanding
MidCap Stock Fund		MidCap Blend Fund
Class A		Class A
Class B		Class B
Class C		Class C
Class J
Institutional
Class R-1
Class R-2
Class R-3
Class R-4
Class R-5

     As of the Record Date, the Directors and Officers of PFI together owned less than 1% of the outstanding shares of any class of shares of the Acquired or Acquiring Funds.

     As of the Record Date, the following persons owned of record, or were known by PFI to own beneficially, 5% or more of the outstanding Class A, B, C, or Institutional Class shares of the Acquired Fund as indicated below:

Percentage
Share Class	Name and Address of Shareholder	of Ownership

MidCap Stock Fund

     As of the Record Date, the following persons owned of record, or were known by PFI to own beneficially, 5% or more of the outstanding shares of any class of shares of the Acquiring Fund as indicated below:

Percentage
Share Class	Name and Address of Shareholder	of Ownership

MidCap Blend Fund

FINANCIAL HIGHLIGHTS

     The financial highlights table for each of the Acquired Fund and the Acquiring Fund is intended to help investors understand the financial performance of each Fund for the past five fiscal years (or since inception in the case of a Fund in operation for less than five years) and for the semi-annual period ended April 30, 2009. Certain information reflects financial results for a single share of a Fund. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a particular Fund (assuming reinvestment of all dividends and distributions). Information for the fiscal years ended October 31, 2004, through October 31, 2008, has been audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with each Fund’s financial statements, is included in PFI’s Annual Report to Shareholders for the fiscal year ended October 31, 2008. Copies of this report are available on request as described above. Information for the semi-annual period ended April 30, 2009, has not been audited.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.
(unaudited)

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2009(a)	2008	2007	2006	2005(b)
MIDCAP BLEND FUND
Class A shares
Net Asset Value, Beginning of Period	$ 9.54	$ 15.97	$ 14.89	$ 13.78	$ 13.28
Income from Investment Operations:
Net Investment Income (Operating Loss)(c)	0 .01	(0 .01)	0.01	0 .04	0 .01
Net Realized and Unrealized Gain (Loss) on Investments	(0 .29)	(4 .94)	2.52	1 .81	0 .49
Total From Investment Operations	(0 .28)	(4 .95)	2.53	1 .85	0 .50
Less Dividends and Distributions:
Dividends from Net Investment Income	–	–	(0 .03)	(0 .03)	–
Distributions from Realized Gains	(0 .52)	(1 .48)	(1 .42)	(0 .71)	–
Total Dividends and Distributions	(0 .52)	(1 .48)	(1 .45)	(0 .74)	–
Net Asset Value, End of Period	$ 8.74	$ 9.54	$ 15.97	$ 14.89	$ 13.78
Total Return(d)	(2 .55)%(e)	(33 .98)%	18 .27%	13 .87%	3 .77%(e)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 336,343	$ 362,130	$ 596,568	$ 549,528	$ 517,870
Ratio of Expenses to Average Net Assets	1 .27%(g)	1 .06%(f)	1 .02%(f)	1 .02%(f)	1 .02%(f),(g)
Ratio of Net Investment Income to Average Net Assets	0 .20%(g)	(0 .05)%	0 .03%	0 .28%	0 .21%(g)
Portfolio Turnover Rate	9 .9%(g)	26 .8%	30 .6%	43 .4%	133 .8%(h)

	2009(a)	2008	2007	2006	2005(b)
MIDCAP BLEND FUND
Class B shares
Net Asset Value, Beginning of Period	$ 9.46	$ 15.92	$ 14.86	$ 13 .76	$ 13.28
Income from Investment Operations:
Net Investment Income (Operating Loss)(c)	(0 .03)	(0 .06)	(0 .04)	–	–
Net Realized and Unrealized Gain (Loss) on Investments	(0 .30)	(4 .92)	2.52	1 .81	0 .48
Total From Investment Operations	(0 .33)	(4 .98)	2.48	1 .81	0 .48
Less Dividends and Distributions:
Distributions from Realized Gains	(0 .52)	(1 .48)	(1 .42)	(0 .71)	–
Total Dividends and Distributions	(0 .52)	(1 .48)	(1 .42)	(0 .71)	–
Net Asset Value, End of Period	$ 8.61	$ 9.46	$ 15.92	$ 14 .86	$ 13.76
Total Return(d)	(3 .13)%(e)	(34 .31)%	17 .93%	13 .60%	3 .61%(e)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 29,876	$ 35,769	$ 69,393	$ 68,090	$ 71,900
Ratio of Expenses to Average Net Assets	2 .33%(g)	1 .50%(f)	1 .32%(f)	1 .32%(f)	1 .32%(f),(g)
Ratio of Net Investment Income to Average Net Assets	(0 .85)%(g)	(0 .48)%	(0 .26)%	(0 .02)%	(0 .09)%(g)
Portfolio Turnover Rate	9.9%(g)	26 .8%	30 .6%	43 .4%	133 .8%(h)

	2009(a)	2008	2007(i)
MIDCAP BLEND FUND
Class C shares
Net Asset Value, Beginning of Period	$ 9.38	$ 15.86	$ 14.20
Income from Investment Operations:
Net Investment Income (Operating Loss)(c)	(0 .02)	(0 .12)	(0 .12)
Net Realized and Unrealized Gain (Loss) on Investments	(0 .29)	(4 .88)	1.78
Total From Investment Operations	(0 .31)	(5 .00)	1.66
Less Dividends and Distributions:
Distributions from Realized Gains	(0 .52)	(1 .48)	–
Total Dividends and Distributions	(0 .52)	(1 .48)	–
Net Asset Value, End of Period	$ 8.55	$ 9.38	$ 15.86
Total Return(d)	(2 .93)%(e)	(34 .58)%	11 .69%(e)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 4,192	$ 3,639	$ 3,914
Ratio of Expenses to Average Net Assets(f)	1 .95%(g)	1 .95%	1 .95%(g)
Ratio of Net Investment Income to Average Net Assets	(0 .49)%(g)	(0 .94)%	(0 .98)%(g)
Portfolio Turnover Rate	9.9%(g)	26 .8%	30 .6%

FINANCIAL HIGHLIGHTS (Continued)
PRINCIPAL FUNDS, INC.
(unaudited)

	2009(a)	2008	2007	2006	2005	2004
MIDCAP BLEND FUND
Class J shares
Net Asset Value, Beginning of Period	$ 9.28	$ 15.60	$ 14.58	$ 13.52	$ 12.75	$ 11.20
Income from Investment Operations:
Net Investment Income (Operating Loss)(c)	0 .01	(0 .03)	(0 .03)	(0 .01)	0 .05	–
Net Realized and Unrealized Gain (Loss) on Investments	(0 .29)	(4 .81)	2.47	1 .78	1 .61	1.61
Total From Investment Operations	(0 .28)	(4 .84)	2.44	1 .77	1 .66	1.61
Less Dividends and Distributions:
Dividends from Net Investment Income	–	–	–	–	(0 .02)	(0 .01)
Distributions from Realized Gains	(0 .52)	(1 .48)	(1 .42)	(0 .71)	(0 .87)	(0 .05)
Total Dividends and Distributions	(0 .52)	(1 .48)	(1 .42)	(0 .71)	(0 .89)	(0 .06)
Net Asset Value, End of Period	$ 8.48	$ 9.28	$ 15.60	$ 14.58	$ 13.52	$ 12.75
Total Return(d)	(2 .62)%(e)	(34 .09)%	18 .00%	13 .54%	13 .53%	14 .32%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 120,345	$ 128,240	$ 212,869	$ 157,731	$ 117,300	$ 75,490
Ratio of Expenses to Average Net Assets	1 .32%(g)	1 .22%	1 .28%	1 .35%	1 .43%	1 .49%
Ratio of Gross Expenses to Average Net Assets(j)	1 .37%(g)	–	–	–	–	1 .49%(k)
Ratio of Net Investment Income to Average Net Assets	0 .15%(g)	(0 .21)%	(0 .23)%	(0 .07)%	0 .35%	0 .27%
Portfolio Turnover Rate	9 .9%(g)	26 .8%	30 .6%	43 .4%	133 .8%(h)	60 .8%(l)

	2009(a)	2008	2007	2006	2005	2004
MIDCAP BLEND FUND
Institutional shares
Net Asset Value, Beginning of Period	$ 9 .59	$ 15.99	$ 14.92	$ 13 .79	$ 12.90	$ 11.28
Income from Investment Operations:
Net Investment Income (Operating Loss)(c)	0 .03	0.04	0.04	0 .09	0 .15	0.02
Net Realized and Unrealized Gain (Loss) on Investments	(0 .29)	(4 .96)	2.53	1 .83	1 .64	1.76
Total From Investment Operations	(0 .26)	(4 .92)	2.57	1 .92	1 .79	1.78
Less Dividends and Distributions:
Dividends from Net Investment Income	–	–	(0 .08)	(0 .08)	(0 .03)	(0 .11)
Distributions from Realized Gains	(0 .52)	(1 .48)	(1 .42)	(0 .71)	(0 .87)	(0 .05)
Total Dividends and Distributions	(0 .52)	(1 .48)	(1 .50)	(0 .79)	(0 .90)	(0 .16)
Net Asset Value, End of Period	$ 8.81	$ 9.59	$ 15.99	$ 14 .92	$ 13.79	$ 12.90
Total Return	(2 .31)%(e)	(33 .73)%	18 .64%	14 .43%	14 .42%	15 .89%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 38,451	$ 28,740	$ 1,378	$ 13	$ 12	$ 11
Ratio of Expenses to Average Net Assets	0 .68%(g)	0 .65%	0 .64%	0 .64%	0 .65%	0 .64%
Ratio of Gross Expenses to Average Net Assets	0 .75%(g),(m)	–	–	–	–	0 .65%(k)
Ratio of Net Investment Income to Average Net Assets	0 .78%(g)	0 .30%	0 .23%	0 .65%	1 .15%	1 .71%
Portfolio Turnover Rate	9 .9%(g)	26 .8%	30 .6%	43 .4%	133 .8%(h)	60 .8%(l)

	2009(a)	2008	2007	2006	2005
MIDCAP BLEND FUND
R-1 shares
Net Asset Value, Beginning of Period	$ 9.34	$ 15.73	$ 14.73	$ 13.68	$ 12.88
Income from Investment Operations:
Net Investment Income (Operating Loss)(c)	–	(0 .07)	(0 .07)	(0 .04)	0 .02
Net Realized and Unrealized Gain (Loss) on Investments	(0 .30)	(4 .84)	2.49	1 .80	1 .67
Total From Investment Operations	(0 .30)	(4 .91)	2.42	1 .76	1 .69
Less Dividends and Distributions:
Dividends from Net Investment Income	–	–	–	–	(0 .02)
Distributions from Realized Gains	(0 .52)	(1 .48)	(1 .42)	(0 .71)	(0 .87)
Total Dividends and Distributions	(0 .52)	(1 .48)	(1 .42)	(0 .71)	(0 .89)
Net Asset Value, End of Period	$ 8.52	$ 9.34	$ 15.73	$ 14.73	$ 13.68
Total Return	(2 .83)%(e)	(34 .27)%	17 .66%	13 .30%	13 .61%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 1,383	$ 954	$ 1,323	$ 467	$ 278
Ratio of Expenses to Average Net Assets	1 .54%(g)	1 .53%	1 .52%	1 .52%	1 .53%
Ratio of Net Investment Income to Average Net Assets	(0 .11)%(g)	(0 .53)%	(0 .49)%	(0 .26)%	0 .17%
Portfolio Turnover Rate	9 .9%(g)	26 .8%	30 .6%	43 .4%	133 .8%(h)

FINANCIAL HIGHLIGHTS (Continued)
PRINCIPAL FUNDS, INC.
(unaudited)

	2009(a)	2008	2007	2006	2005	2004
MIDCAP BLEND FUND
R-2 shares
Net Asset Value, Beginning of Period	$ 9.36	$ 15.74	$ 14.71	$ 13.64	$ 12.85	$ 11.30
Income from Investment Operations:
Net Investment Income (Operating Loss)(c)	–	(0 .05)	(0 .05)	(0 .01)	0 .04	–
Net Realized and Unrealized Gain (Loss) on Investments	(0 .29)	(4 .85)	2.50	1 .79	1 .65	1.63
Total From Investment Operations	(0 .29)	(4 .90)	2.45	1 .78	1 .69	1.63
Less Dividends and Distributions:
Dividends from Net Investment Income	–	–	–	–	(0 .03)	(0 .03)
Distributions from Realized Gains	(0 .52)	(1 .48)	(1 .42)	(0 .71)	(0 .87)	(0 .05)
Total Dividends and Distributions	(0 .52)	(1 .48)	(1 .42)	(0 .71)	(0 .90)	(0 .08)
Net Asset Value, End of Period	$ 8.55	$ 9.36	$ 15.74	$ 14.71	$ 13.64	$ 12.85
Total Return	(2 .71)%(e)	(34 .18)%	17 .90%	13 .49%	13 .59%	14 .39%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 2,552	$ 2,552	$ 3,312	$ 2,631	$ 3,212	$ 934
Ratio of Expenses to Average Net Assets	1 .41%(g)	1 .40%	1 .39%	1 .39%	1 .40%	1 .40%
Ratio of Gross Expenses to Average Net Assets	–	–	–	–	–	1 .40%(k)
Ratio of Net Investment Income to Average Net Assets	0 .06%(g)	(0 .40)%	(0 .34)%	(0 .10)%	0 .34%	0 .28%
Portfolio Turnover Rate	9 .9%(g)	26 .8%	30 .6%	43 .4%	133 .8%(h)	60 .8%(l)

	2009(a)	2008	2007	2006	2005	2004
MIDCAP BLEND FUND
R-3 shares
Net Asset Value, Beginning of Period	$ 9.48	$ 15.91	$ 14.83	$ 13.72	$ 12.90	$ 11.32
Income from Investment Operations:
Net Investment Income (Operating Loss)(c)	0 .01	(0 .03)	(0 .03)	0 .01	0 .08	–
Net Realized and Unrealized Gain (Loss) on Investments	(0 .29)	(4 .92)	2.53	1 .81	1 .64	1.68
Total From Investment Operations	(0 .28)	(4 .95)	2.50	1 .82	1 .72	1.68
Less Dividends and Distributions:
Dividends from Net Investment Income	–	–	–	–	(0 .03)	(0 .05)
Distributions from Realized Gains	(0 .52)	(1 .48)	(1 .42)	(0 .71)	(0 .87)	(0 .05)
Total Dividends and Distributions	(0 .52)	(1 .48)	(1 .42)	(0 .71)	(0 .90)	(0 .10)
Net Asset Value, End of Period	$ 8.68	$ 9.48	$ 15.91	$ 14.83	$ 13.72	$ 12.90
Total Return	(2 .57)%(e)	(34 .12)%	18 .12%	13 .72%	13 .79%	14 .83%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 7,942	$ 7,650	$ 10,101	$ 6,374	$ 3,207	$ 3,084
Ratio of Expenses to Average Net Assets	1 .23%(g)	1 .22%	1 .21%	1 .21%	1 .22%	1 .22%
Ratio of Gross Expenses to Average Net Assets	–	–	–	–	–	1 .22%(k)
Ratio of Net Investment Income to Average Net Assets	0 .23%(g)	(0 .21)%	(0 .17)%	0 .07%	0 .57%	0 .28%
Portfolio Turnover Rate	9 .9%(g)	26 .8%	30 .6%	43 .4%	133 .8%(h)	60 .8%(l)

	2009(a)	2008	2007	2006	2005	2004
MIDCAP BLEND FUND
R-4 shares
Net Asset Value, Beginning of Period	$ 9.65	$ 16.13	$ 15.02	$ 13.90	$ 13.04	$ 11.34
Income from Investment Operations:
Net Investment Income (Operating Loss)(c)	0 .02	–	–	0 .03	0 .10	0.01
Net Realized and Unrealized Gain (Loss) on Investments	(0 .30)	(5 .00)	2.56	1 .82	1 .66	1.81
Total From Investment Operations	(0 .28)	(5 .00)	2.56	1 .85	1 .76	1.82
Less Dividends and Distributions:
Dividends from Net Investment Income	–	–	(0 .03)	(0 .02)	(0 .03)	(0 .07)
Distributions from Realized Gains	(0 .52)	(1 .48)	(1 .42)	(0 .71)	(0 .87)	(0 .05)
Total Dividends and Distributions	(0 .52)	(1 .48)	(1 .45)	(0 .73)	(0 .90)	(0 .12)
Net Asset Value, End of Period	$ 8.85	$ 9.65	$ 16.13	$ 15.02	$ 13.90	$ 13.04
Total Return	(2 .52)%(e)	(33 .95)%	18 .29%	13 .80%	13 .98%	16 .07%(n)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 5,805	$ 4,998	$ 6,618	$ 5,352	$ 2,992	$ 1,176
Ratio of Expenses to Average Net Assets	1 .04%(g)	1 .03%	1 .02%	1 .02%	1 .03%	1 .03%
Ratio of Gross Expenses to Average Net Assets	–	–	–	–	–	1 .03%(k)
Ratio of Net Investment Income to Average Net Assets	0 .43%(g)	(0 .03)%	0 .03%	0 .23%	0 .78%	1 .13%
Portfolio Turnover Rate	9 .9%(g)	26 .8%	30 .6%	43 .4%	133 .8%(h)	60 .8%(l)

FINANCIAL HIGHLIGHTS (Continued)
PRINCIPAL FUNDS, INC.
(unaudited)

	2009(a)	2008	2007	2006	2005	2004
MIDCAP BLEND FUND
R-5 shares
Net Asset Value, Beginning of Period	$ 9.56	$ 15.98	$ 14.90	$ 13.78	$ 12.92	$ 11.36
Income from Investment Operations:
Net Investment Income (Operating Loss)(c)	0 .02	0.02	0.02	0 .06	0 .11	0.01
Net Realized and Unrealized Gain (Loss) on Investments	(0 .29)	(4 .96)	2.52	1 .81	1 .65	1.68
Total From Investment Operations	(0 .27)	(4 .94)	2.54	1 .87	1 .76	1.69
Less Dividends and Distributions:
Dividends from Net Investment Income	–	–	(0 .04)	(0 .04)	(0 .03)	(0 .08)
Distributions from Realized Gains	(0 .52)	(1 .48)	(1 .42)	(0 .71)	(0 .87)	(0 .05)
Total Dividends and Distributions	(0 .52)	(1 .48)	(1 .46)	(0 .75)	(0 .90)	(0 .13)
Net Asset Value, End of Period	$ 8.77	$ 9.56	$ 15.98	$ 14.90	$ 13.78	$ 12.92
Total Return	(2 .43)%(e)	(33 .89)%	18 .39%	14 .06%	14 .13%	14 .95%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 11,051	$ 10,606	$ 26,379	$ 20,033	$ 23,927	$ 5,514
Ratio of Expenses to Average Net Assets	0 .92%(g)	0 .91%	0 .90%	0 .90%	0 .91%	0 .91%
Ratio of Gross Expenses to Average Net Assets	–	–	–	–	–	0 .91%(k)
Ratio of Net Investment Income to Average Net Assets	0 .55%(g)	0 .12%	0 .15%	0 .42%	0 .84%	0 .85%
Portfolio Turnover Rate	9 .9%(g)	26 .8%	30 .6%	43 .4%	133 .8%(h)	60 .8%(l)

(a) Six months ended April 30, 2009.
(b) Period from June 28, 2005, date shares first offered, through October 31, 2005.
(c) Calculated based on average shares outstanding during the period.
(d) Total return is calculated without the front-end sales charge or contingent deferred sales charge.
(e) Total return amounts have not been annualized.
(f) Reflects Manager’s contractual expense limit.
(g) Computed on an annualized basis.
(h) Portfolio turnover rate excludes approximately $574,898,000 of securities from the acquisition of Principal MidCap Fund, Inc.
(i) Period from January 17, 2007 through October 31, 2007. Class C shares incurred a net realized and unrealized gain of $.20 per share from January 10, 2007, through
January 16, 2007.
(j) Excludes expense reimbursement from Manager and/or Underwriter.
(k) Expense ratio without commission rebates.
(l) Portfolio turnover rate excludes approximately $3,858,000 from portfolio realignment from the acquisition of Partners MidCap Blend Fund.
(m) Excludes expense reimbursement from Manager.
(n) During fiscal year 2004, the Class experienced a significant withdrawal of monies by an affiliate. As the remaining shareholders held relatively small positions, the total return amounts expressed herein are greater than those that would have been experienced without the withdrawal.

FINANCIAL HIGHLIGHTS
PRINCIPAL FUNDS, INC.
(unaudited)

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

	2009(a)	2008	2007	2006	2005	2004
MIDCAP STOCK FUND
Class A shares
Net Asset Value, Beginning of Period	$ 11.46	$ 20.55	$ 20.86	$ 19.23	$ 17.06	$ 15.34
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0.06	0.13	0.15	0 .10	0 .24	0.02
Net Realized and Unrealized Gain (Loss) on Investments	(0 .18)	(6 .28)	0.62	3 .02	2 .56	1.75
Total From Investment Operations	(0 .12)	(6 .15)	0.77	3 .12	2 .80	1.77
Less Dividends and Distributions:
Dividends from Net Investment Income	–	(0 .17)	(0 .11)	(0 .26)	(0 .03)	(0 .01)
Distributions from Realized Gains	(0 .01)	(2 .77)	(0 .97)	(1 .23)	(0 .60)	(0 .04)
Total Dividends and Distributions	(0 .01)	(2 .94)	(1 .08)	(1 .49)	(0 .63)	(0 .05)
Net Asset Value, End of Period	$ 11.33	$ 11.46	$ 20.55	$ 20.86	$ 19.23	$ 17.06
Total Return(c)	(1 .05)%(d)	(34 .40)%	3 .62%	17 .12%	16 .75%	11 .57%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 33,041	$ 36,639	$ 252,198	$ 215,201	$ 93,180	$ 59,491
Ratio of Expenses to Average Net Assets	1 .63%(e)	1 .30%	1 .08%	1 .09%	1 .12%	1 .14%
Ratio of Gross Expenses to Average Net Assets(f)	–	–	1 .08%	1 .09%	1 .12%	1 .14%
Ratio of Net Investment Income to Average Net Assets	1 .15%(e)	0 .84%	0 .70%	0 .53%	1 .32%	0 .12%
Portfolio Turnover Rate	25 .8%(e)	29 .1%	25 .8%	22 .0%	28 .0%	23 .0%

	2009(a)	2008	2007	2006	2005	2004
MIDCAP STOCK FUND
Class B shares
Net Asset Value, Beginning of Period	$ 10.60	$ 19.23	$ 19.66	$ 18 .23	$ 16 .33	$ 14.82
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	–	(0 .04)	(0 .05)	(0 .09)	0 .06	(0 .14)
Net Realized and Unrealized Gain (Loss) on Investments	(0 .16)	(5 .79)	0.59	2 .85	2 .44	1.69
Total From Investment Operations	(0 .16)	(5 .83)	0.54	2 .76	2 .50	1.55
Less Dividends and Distributions:
Dividends from Net Investment Income	–	(0 .03)	–	(0 .10)	–	–
Distributions from Realized Gains	(0 .01)	(2 .77)	(0 .97)	(1 .23)	(0 .60)	(0 .04)
Total Dividends and Distributions	(0 .01)	(2 .80)	(0 .97)	(1 .33)	(0 .60)	(0 .04)
Net Asset Value, End of Period	$ 10.43	$ 10.60	$ 19.23	$ 19 .66	$ 18 .23	$ 16.33
Total Return(c)	(1 .51)%(d)	(34 .98)%	2 .63%	15 .95%	15 .63%	10 .54%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 10,227	$ 12,453	$ 29,395	$ 30,663	$ 24,218	$ 19,958
Ratio of Expenses to Average Net Assets	2 .68%(e)	2 .22%	2 .06%	2 .07%	2 .11%	2 .12%
Ratio of Gross Expenses to Average Net Assets(f)	–	–	2 .10%	2 .07%	2 .11%	2 .12%
Ratio of Net Investment Income to Average Net Assets	0 .09%(e)	(0 .30)%	(0 .26)%	(0 .45)%	0 .33%	(0 .86)%
Portfolio Turnover Rate	25 .8%(e)	29 .1%	25 .8%	22 .0%	28 .0%	23 .0%

	2009(a)	2008	2007	2006	2005	2004
MIDCAP STOCK FUND
Class C shares
Net Asset Value, Beginning of Period	$ 10.60	$ 19.25	$ 19.66	$ 18 .28	$ 16.36	$ 14.83
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	–	(0 .05)	(0 .03)	(0 .06)	0 .08	(0 .13)
Net Realized and Unrealized Gain (Loss) on Investments	(0 .17)	(5 .79)	0.59	2 .85	2 .44	1.70
Total From Investment Operations	(0 .17)	(5 .84)	0.56	2 .79	2 .52	1.57
Less Dividends and Distributions:
Dividends from Net Investment Income	–	(0 .04)	–	(0 .18)	–	–
Distributions from Realized Gains	(0 .01)	(2 .77)	(0 .97)	(1 .23)	(0 .60)	(0 .04)
Total Dividends and Distributions	(0 .01)	(2 .81)	(0 .97)	(1 .41)	(0 .60)	(0 .04)
Net Asset Value, End of Period	$ 10.42	$ 10.60	$ 19.25	$ 19 .66	$ 18.28	$ 16.36
Total Return(c)	(1 .61)%(d)	(35 .00)%	2 .74%	16 .09%	15 .73%	10 .60%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 3,630	$ 4,296	$ 10,380	$ 8,051	$ 4,303	$ 1,769
Ratio of Expenses to Average Net Assets	2 .78%(e)	2 .25%	1 .95%	1 .95%	1 .99%	2 .04%
Ratio of Gross Expenses to Average Net Assets(f)	–	–	2 .18%	1 .95%	1 .99%	2 .04%
Ratio of Net Investment Income to Average Net Assets	0 .00%(e)	(0 .33)%	(0 .16)%	(0 .33)%	0 .45%	(0 .79)%
Portfolio Turnover Rate	25 .8%(e)	29 .1%	25 .8%	22 .0%	28 .0%	23 .0%

FINANCIAL HIGHLIGHTS (Continued)
PRINCIPAL FUNDS, INC.
(unaudited)

	2009(a)	2008	2007	2006	2005	2004
MIDCAP STOCK FUND
Institutional shares
Net Asset Value, Beginning of Period	$ 11.70	$ 20.87	$ 21.14	$ 19.47	$ 17.26	$ 15.50
Income from Investment Operations:
Net Investment Income (Operating Loss)(b)	0 .10	0.18	0.23	0 .17	0 .30	0.08
Net Realized and Unrealized Gain (Loss) on Investments	(0 .18)	(6 .36)	0.63	3 .04	2 .59	1.78
Total From Investment Operations	(0 .08)	(6 .18)	0.86	3 .21	2 .89	1.86
Less Dividends and Distributions:
Dividends from Net Investment Income	(0 .16)	(0 .22)	(0 .16)	(0 .31)	(0 .08)	(0 .06)
Distributions from Realized Gains	(0 .01)	(2 .77)	(0 .97)	(1 .23)	(0 .60)	(0 .04)
Total Dividends and Distributions	(0 .17)	(2 .99)	(1 .13)	(1 .54)	(0 .68)	(0 .10)
Net Asset Value, End of Period	$ 11.45	$ 11.70	$ 20.87	$ 21.14	$ 19.47	$ 17.26
Total Return	(0 .66)%(d)	(34 .02)%	4 .01%	17 .41%	17 .11%	12 .02%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$ 316,525	$ 342,676	$ 560,661	$ 725,604	$ 766,698	$ 616,052
Ratio of Expenses to Average Net Assets	0 .77%(e)	0 .76%	0 .76%	0 .78%	0 .80%	0 .80%
Ratio of Gross Expenses to Average Net Assets(g)	–	–	–	0 .78%	0 .80%	0 .80%
Ratio of Net Investment Income to Average Net Assets	1 .99%(e)	1 .12%	1 .04%	0 .84%	1 .64%	0 .45%
Portfolio Turnover Rate	25 .8%(e)	29 .1%	25 .8%	22 .0%	28 .0%	23 .0%

(a) Six months ended April 30, 2009.
(b) Calculated based on average shares outstanding during the period.
(c) Total return is calculated without the front-end sales charge or contingent deferred sales charge.
(d) Total return amounts have not been annualized.
(e) Computed on an annualized basis.
(f) Excludes expense reimbursement from Manager and/or custodian.
(g) Expense ratio without reimbursement from custodian.

FINANCIAL STATEMENTS

     The financial statements of the Acquiring Fund and the Acquired Fund included in PFI’s Annual Report to Shareholders for the fiscal year ended October 31, 2008 are incorporated by reference into the Statement of Additional Information and have been so incorporated by reference in reliance on the report of Ernst & Young LLP, Independent Registered Public Accounting Firm. The unaudited financial statements of the Acquired Fund and the Acquiring Fund included in PFI’s Semi-Annual Report to Shareholders for the six-month period ended April 30, 2009, have also be incorporated by reference into the Statement of Additional Information. Copies of these reports are available upon request as described above.

LEGAL MATTERS

     Certain matters concerning the issuance of shares of the Acquiring Fund will be passed upon by Michael D. Roughton, Esq., Counsel to PFI. Certain tax consequences of the Reorganization will be passed upon for the Acquiring Fund by Randy Lee Bergstrom, Esq., Assistant Tax Counsel to PFI, and for the Acquired Fund by Carolyn F. Kolks, Esq., Assistant Tax Counsel to PFI.

OTHER INFORMATION

     PFI is not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of any PFI Fund must be received by PFI a reasonable time before its solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

BY ORDER OF THE BOARD OF DIRECTORS

_________________, 2009
Des Moines, Iowa

Appendix A
FORM OF PLAN OF ACQUISITION

MidCap Stock Fund and
MidCap Blend Fund

     The Board of Directors of Principal Funds, Inc., a Maryland corporation (the “Fund”), deems it advisable that MidCap Blend Fund series of the Fund (“MidCap Blend”) acquire all of the assets of MidCap Stock Fund series of the Fund (“MidCap Stock”) in exchange for the assumption by MidCap Blend of all of the liabilities of MidCap Stock and shares issued by MidCap Blend which are thereafter to be distributed by MidCap Stock pro rata to its shareholders in complete liquidation and termination of MidCap Stock and in exchange for all of MidCap Stock ’s outstanding shares.

     MidCap Stock will transfer to MidCap Blend, and MidCap Blend will acquire from MidCap Stock , all of the assets of MidCap Stock on the Closing Date and will assume from MidCap Stock all of the liabilities of MidCap Stock in exchange for the issuance of the number of shares of MidCap Blend determined as provided in the following paragraphs, which shares will be subsequently distributed pro rata to the shareholders of MidCap Stock in complete liquidation and termination of MidCap Stock and in exchange for all of MidCap Stock ’s outstanding shares. MidCap Stock will not issue, sell or transfer any of its shares after the Closing Date, and only redemption requests received by MidCap Stock in proper form prior to the Closing Date shall be fulfilled by MidCap Stock. Redemption requests received by MidCap Stock thereafter will be treated as requests for redemption of those shares of MidCap Blend allocable to the shareholder in question.

     MidCap Stock will declare, and MidCap Blend may declare, to its shareholders of record on or prior to the Closing Date a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of its income (computed without regard to any deduction for dividends paid) and all of its net realized capital gains, if any, as of the Closing Date.

     On the Closing Date, MidCap Blend will issue to MidCap Stock a number of full and fractional shares of MidCap Blend, taken at their then net asset value, having an aggregate net asset value equal to the aggregate value of the net assets of MidCap Stock . The aggregate value of the net assets of MidCap Stock and MidCap Blend shall be determined in accordance with the then current Prospectus of the Fund as of close of regularly scheduled trading on the New York Stock Exchange on the Closing Date.

     The closing of the transactions contemplated in this Plan (the “Closing”) shall be held at the offices of Principal Management Corporation, 680 8th Street, Des Moines, Iowa 50392 at 3:00 p.m. Central Time on ________, 2009, or on such earlier or later date as fund management may determine. The date on which the Closing is to be held as provided in this Plan shall be known as the “Closing Date.”

     In the event that on the Closing Date (a) the New York Stock Exchange is closed for other than customary weekend and holiday closings or (b) trading on said Exchange is restricted or (c) an emergency exists as a result of which it is not reasonably practicable for MidCap Blend or MidCap Stock to fairly determine the value of its assets, the Closing Date shall be postponed until the first business day after the day on which trading shall have been fully resumed.

     As soon as practicable after the Closing, MidCap Stock shall (a) distribute on a pro rata basis to the shareholders of record of MidCap Stock at the close of business on the Closing Date the shares of MidCap Blend received by MidCap Stock at the Closing in exchange for all of MidCap Stock’s outstanding shares, and (b) be liquidated in accordance with applicable law and the Fund’s Articles of Incorporation.

     For purposes of the distribution of shares of MidCap Blend to shareholders of MidCap Stock , MidCap Blend shall credit its books an appropriate number its shares to the Fund of each shareholder of MidCap Stock . No certificates will be issued for shares of MidCap Blend. After the Closing Date and until surrendered, each outstanding certificate, if any, which, prior to the Closing Date, represented shares of MidCap Stock , shall be deemed for all purposes of the Fund’s Articles of Incorporation and Bylaws to evidence the appropriate number of shares of MidCap Blend to be credited on the books of MidCap Blend in respect of such shares of MidCap Stock as provided above.

     Prior to the Closing Date, MidCap Stock shall deliver to MidCap Blend a list setting forth the assets to be assigned, delivered and transferred to MidCap Blend, including the securities then owned by MidCap Stock and the respective federal income tax bases (on an identified cost basis) thereof, and the liabilities to be assumed by MidCap Blend pursuant to this Plan.

     All of MidCap Stock ’s portfolio securities shall be delivered by MidCap Stock ’s custodian on the Closing Date to MidCap Blend or its custodian, either endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the practice of brokers or, if such securities are held in a securities depository within the meaning of Rule 17f-4 under the Investment Company Act of 1940, transferred to an Fund in the name of MidCap Blend or its custodian with said depository. All cash to be delivered pursuant to this Plan shall be transferred from MidCap Stock’s Fund at its custodian to MidCap Blend’ Fund at its custodian. If on the Closing Date MidCap Stock is unable to make good delivery to MidCap Blend’ custodian of any of MidCap Stock ’s portfolio securities because such securities have not yet been delivered to MidCap Stock ’s custodian by its brokers or by the transfer agent for such securities, then the delivery requirement with respect to such securities shall be waived, and MidCap Stock shall deliver to MidCap Blend’ custodian on or by said Closing Date with respect to said undelivered securities executed copies of an agreement of assignment in a form satisfactory to MidCap Blend, and a due bill or due bills in form and substance satisfactory to the custodian, together with such other documents including brokers’ confirmations, as may be reasonably required by MidCap Blend.

     This Plan may be abandoned and terminated, whether before or after action thereon by the shareholders of MidCap Stock and notwithstanding favorable action by such shareholders, if the Board of Directors believe that the consummation of the transactions contemplated hereunder would not be in the best interests of the shareholders of either Fund. This Plan may be amended by the Board of Directors at any time, except that after approval by the shareholders of MidCap Stock no amendment may be made with respect to the Plan which in the opinion of the Board of Directors materially adversely affects the interests of the shareholders of MidCap Stock.

     Except as expressly provided otherwise in this Plan, MidCap Stock will pay or cause to be paid all out-of-pocket fees and expenses incurred in connection with the transactions contemplated under this Plan Except as expressly provided otherwise in this Plan, MidCap Stock will pay or cause to be paid all expenses and out-of-pocket fees incurred in connection with the transactions contemplated under this Plan, other than printing, mailing, and legal costs which shall be paid by Principal Management Corporation.

IN WITNESS WHEREOF, each of the parties hereto has caused this Plan to be executed by its President or its Executive Vice President as of the _______th day of __________, 2009.

PRINCIPAL FUNDS, INC.
on behalf of the following Acquired Fund:
MidCap Stock Fund

By:
Nora M. Everett, President

PRINCIPAL FUNDS, INC.
on behalf of the following Acquiring Fund:
MidCap Blend Fund

By:
Michael J. Beer, Executive Vice President

Appendix B
DESCRIPTION OF INDICES

The performance tables included in this Information Statement/Prospectus provide performance information of various indices. These indices are described in this Appendix. An investment cannot be made directly in the indices and the indices' performance figures do not include any commissions or sales charges that would be paid by investors purchasing the securities represented by the indices.

S&P MidCap 400 Index is an unmanaged index that includes approximately 10% of the capitalization of U.S. equity securities. These are comprised of stocks in the middle capitalization range. Any mid-sized stocks already included in the S&P 500 are excluded from this index.

Morningstar Mid-Cap Blend Category Average is an average of net asset value (NAV) returns of mutual funds that focus on mid-size companies that are fairly representative of the overall stock market in terms of valuation. They tend to invest across the spectrum of U.S. industries.

Russell 3000 Index is constructed to provide a comprehensive barometer of the broad market and accounts for nearly 98% of the total value of all equity traded on the U.S. exchanges. It measures the stocks that are also members of either the Russell 1000 or the Russell 2000 indexes.

Russell Midcap Index includes firms 201 through 1000, based on market capitalization, from the Russell 3000 Index.

© 2009 Morningstar, Inc. All Rights Reserved. Part of the mutual fund data contained herein: (1) is proprietary to Morningstar and/or its content provider; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar not its contents provider are responsible for any damages or losses arising from any use of this information.

PRINCIPAL FUNDS, INC. – MIDCAP STOCK FUND
Des Moines, Iowa 50392-2080

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS
October 19, 2009

This proxy is solicited on behalf of the Board of Directors of the Fund. The undersigned shareholder appoints Michael J. Beer, Michael D. Roughton, and Ernest H. Gillum, and each of them separately, Proxies, with power of substitution, and authorizes them to represent and to vote as designated on this ballot, at the meeting of shareholders of the Fund to be held on
October 19, 2009 at 10:00 a.m., Central Time, and at any adjournments thereof, all the shares of the Fund that the undersigned shareholder would be entitled to vote if personally present.

Check the appropriate boxes below on this ballot, date and sign exactly as your name appears.
Your signature acknowledges receipt of Notice of the Special Meeting of Shareholders and Proxy
Statement dated September __, 2009. Shares will be voted as you instruct. If no direction is made, the proxy will be voted FOR the proposals listed below. In their discretion the Proxies will also be authorized to vote upon such other matters that may properly come before the meeting.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS BALLOT. PLEASE
MARK, SIGN, DATE AND MAIL YOUR PROXY BALLOT IN THE ENCLOSED
POSTAGE-PAID ENVELOPE. If shares are held jointly, either party may sign. If executed by a corporation, an authorized officer must sign. Executors, administrators and trustees should so indicate when signing.

The Board of Directors recommends that shareholders vote FOR the following proposals. Please make your choice below in blue or black ink. Example: [X]

Sign this proxy ballot and return it as soon as possible in the enclosed envelope.

Approval of a Plan of Acquisition providing for the reorganization of the MidCap Stock Fund
(the "Acquired Fund") into the MidCap Blend Fund.

FOR	[ ]	AGAINST	[ ]	ABSTAIN	[ ]

__________________________________________		__________________________________________		_____________, 2009
Signature		Signature (if held jointly)		Date

PART B

INFORMATION REQUIRED IN
A STATEMENT OF ADDITIONAL INFORMATION

PRINCIPAL FUNDS, INC.
680 8th Street
Des Moines, Iowa 50392-2080

STATEMENT OF ADDITIONAL INFORMATION
Dated: _______, 2009

This Statement of Additional Information is available to the shareholders of the MidCap Stock
Fund (the "Acquired Fund"), in connection with the proposed reorganization of the Acquired Fund into the MidCap Blend Fund (the "Acquiring Fund") (the "Reorganization"). Each of the Acquired and
Acquiring Funds is a separate series of Principal Funds, Inc. ("PFI").

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Proxy Statement/Prospectus dated _______________, 2009, relating to the Special Meeting of
Shareholders of the Acquired Fund to be held on October 19, 2009. The Proxy Statement/Prospectus, which describes the proposed Reorganization, may be obtained without charge by writing to Principal
Management Corporation, 680 8th Street, Des Moines, Iowa 50392-2080, or by calling toll free at 1-
800-222-5852.

TABLE OF CONTENTS
(1) Statement of Additional Information of PFI dated March 1, 2009, as supplemented.

(2) Audited Financial Statements of PFI for the fiscal year ended October 31, 2008, related to the
Acquired Fund and the Acquiring Fund.

(3) The unaudited financial statements of the Acquired Fund and the Acquiring Fund included in PFI's
Semi-Annual Report to Shareholders for the six-month period ended April 30, 2009.

(4) Pro Forma Financial Information for the combination of the Acquired Fund into the Acquiring
Fund.

INFORMATION INCORPORATED BY REFERENCE

This Statement of Additional Information incorporates by reference the following documents (or designated portions thereof) that have been filed with the Securities and Exchange Commission (File
Nos. 33-59474; and 811-07572).

(1) The Statement of Additional Information of Principal Funds, Inc. ("PFI") dated March 1, 2009,
(including Supplements dated March 20, 2009, May 4, 2009, June 19, 2009 and filed via
EDGAR on each of those respective dates).

(2) The financial statements of the Acquired Fund and the Acquiring Fund included in PFI's Annual
Report to Shareholders for the fiscal year ended October 31, 2008, which have been audited by
Ernst & Young LLP, Independent Registered Public Accounting Firm, as filed on Form N-CSR on January 8, 2009; and

(3) The unaudited financial statements of the Acquired Fund and the Acquiring Fund included in
PFI's Semi-Annual Report to Shareholders for the six-month period ended April 30, 2009, as filed on Form N-CSRS on July 6, 2009.

The Annual and Semi-Annual Reports to Shareholders of PFI are available upon request and without charge by calling toll-free at 1-800-222-5852.

PRO FORMA FINANCIAL STATEMENTS

On June 8, 2009, the Board of Directors of PFI approved a Plan of Acquisition whereby, the MidCap
Blend Fund (the "Acquiring Fund") will acquire all the assets of the MidCap Stock Fund (the
"Acquired Fund"), subject to the liabilities of the Acquired Fund, in exchange for a number of shares equal in value to the pro rata net assets of shares of the Acquired Fund (the "Reorganization").

Shown below are unaudited pro forma financial statements for the combined Acquiring Fund, assuming the Reorganization had been consummated as of April 30, 2009. The first table presents pro forma Statements of Assets and Liabilities for the combined Acquiring Fund. The second table presents pro forma Statements of Operations for the combined Acquiring Fund. The third table presents a pro forma Schedule of Investments for the combined Acquiring Fund.

Please see the accompanying notes for additional information about the pro forma financial statements.
The pro forma schedules of investments and statements of assets and liabilities and operations should be read in conjunction with the historical financial statements of the Acquired Fund and the Acquiring
Fund incorporated by reference in the Statement of Additional Information.

Statements of Assets and Liabilities
Principal Funds, Inc.
April 30, 2009 (unaudited)

Amounts in thousands

	MidCap		MidCap		Pro Forma		Pro Forma MidCap
	Stock Fund		Blend Fund		Adjustments		Blend Fund
Investment in securities--at cost	$ 366,322		$ 714,147		$ -		$ 1,080,469
Assets
Investment in securities--at value	$ 363,313		$ 557,742		$ -		$ 921,055
Cash	10		17		-		27
Receivables:							-
Dividends and interest	111		264		-		375
Expense reimbursement from Manager	-		7		-		7
Expense reimbursement from Underwriter	-		5		-		5
Fund shares sold	30		1,396				1,426
Investment securities sold	2,055		-		-		2,055
Other Assets	-		6		-		6
Prepaid directors' expenses	-		1		-		1
Total Assets	365,519		559,438		-		924,957

Liabilities
Accrued management and investment advisory fees	215		287		-		502
Accrued administrative service fees	-		3		-		3
Accrued distribution fees	18		140		-		158
Accrued service fees	-		4		-		4
Accrued transfer agent fees	54		340		-		394
Accrued directors' fees	3		-				3
Accrued other expenses	71		156		-		227
Payables:
Fund shares redeemed	219		568		-		787
Investment securities purchased	1,516		-		-		1,516
Reorganization costs	-		-		52	(e)	52
Total Liabilities	2,096		1,498		52		3,646
Net Assets Applicable to Outstanding Shares	$ 363,423		$ 557,940		$ (52)		$ 921,311

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 405,650		$ 727,096		$ -		$ 1,132,746
Accumulated undistributed (overdistributed) net investment income (operating loss)	1,145		452		(52)	(e)	1,545
Accumulated undistributed (overdistributed) net realized gain (loss)	(40,363)		(13,203)		-		(53,566)
Net unrealized appreciation (depreciation) of investments	(3,009)		(156,405)		-		(159,414)
Total Net Assets	$ 363,423		$ 557,940		$ (52)		$ 921,311

Capital Stock (par value: $.01 a share):
Shares authorized	600,000		490,000		-		490,000
Net Asset Value Per Share:
Class A: Net Assets	$ 33,041		$ 336,343		$ (19)	(d)	$ 369,365
Shares issued and outstanding	2,917		38,495		859	(c)	42,271
Net asset value per share	$ 11.33		$ 8.74				$ 8.74
Maximum offering price per share	$ 11.99	(a)	$ 9.25	(a)			$ 9.25	(a)

Class B: Net Assets	$ 10,227		$ 29,876		$ (8)	(d)	$ 40,095
Shares issued and outstanding	981		3,469		205	(c)	4,655
Net asset value per share (b)	$ 10.43	(b)	$ 8.61	(b)			$ 8.61	(b)

Class C: Net Assets	$ 3,630		$ 4,192		$ (4)	(d)	$ 7,818
Shares issued and outstanding	349		490		75	(c)	914
Net asset value per share	$ 10.42	(b)	$ 8.55	(b)			$ 8.55	(b)

Class J: Net Assets	N/A		$ 120,345		$ -		$ 120,345
Shares issued and outstanding			14,192		-		14,192
Net asset value per share		(b)	$ 8.48	(b)			$ 8.48	(b)

Institutional: Net Assets	$ 316,525		$ 38,451		$ (21)	(d)	$ 354,955
Shares issued and outstanding	27,634		4,363		8,290	(c)	40,287
Net asset value per share	$ 11.45		$ 8.81				$ 8.81

R-1: Net Assets	N/A		$ 1,383		$ -		$ 1,383
Shares issued and outstanding			162		-		162
Net asset value per share			$ 8.52				$ 8.52

R-2: Net Assets	N/A		$ 2,552		$ -		$ 2,552
Shares issued and outstanding			298		-		298
Net asset value per share			$ 8.55				$ 8.55

R-3: Net Assets	N/A		$ 7,942		$ -		$ 7,942
Shares issued and outstanding			915		-		915
Net asset value per share			$ 8.68				$ 8.68

R-4: Net Assets	N/A		$ 5,805		$ -		$ 5,805
Shares issued and outstanding			656		-		656
Net asset value per share			$ 8.85				$ 8.85

R-5: Net Assets	N/A		$ 11,051		$ -		$ 11,051
Shares issued and outstanding			1,260		-		1,260
Net asset value per share			$ 8.77				$ 8.77

(a) Maximum offering price is equal to net asset value plus a front-end sales charge of 5.50% of the offering price or 5.82% of the net asset value.
(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(c) Reflects new shares issued, net of retired shares of MidCap Stock Fund.
(d) Reduction in net assets to reflect the estimated expenses of the Reorganization.
(e) Reduction in net assets to reflect the estimated expenses of the Reorganization.

See accompanying notes

STATEMENT OF OPERATIONS
Principal Funds, Inc.
Twelve Months Ended April 30, 2009 (unaudited)

			Pro Forma		Pro Forma MidCap
Amounts in thousands	MidCap Stock Fund	MidCap Blend Fund	Adjustments		Blend Fund
Net Investment Income (Operating Loss)
Income:
Dividends	$ 9,112	$ 7,158	$ -		$ 16,270
Interest	200	348	-		548
Securities lending	210	139	-		349
Total Income	9,522	7,645	-		17,167
Expenses:
Management and investment advisory fees	3,242	4,283	(531)	(b)	6,994
Distribution Fees - Class A	105	1,023	-		1,128
Distribution Fees - Class B	141	411	-		552
Distribution Fees - Class C	49	41	-		90
Distribution Fees - Class J	N/A	660	-		660
Distribution Fees - R-1	N/A	4	-		4
Distribution Fees - R-2	N/A	8	-		8
Distribution Fees - R-3	N/A	23	-		23
Distribution Fees - R-4	N/A	5	-		5
Administrative service fees - R-1	N/A	3	-		3
Administrative service fees - R-2	N/A	6	-		6
Administrative service fees - R-3	N/A	13	-		13
Administrative service fees - R-4	N/A	7	-		7
Administrative service fees - R-5	N/A	15	-		15
Registration fees - Class A	18	32	(16)	(a)	34
Registration fees - Class B	12	12	(11)	(a)	13
Registration fees - Class C	13	11	(12)	(a)	12
Registration fees - Class J	N/A	16	-		16
Registration fees - Institutional	7	7	(7)	(a)	7
Service Fees - R-1	N/A	2	-		2
Service Fees - R-2	N/A	8	-		8
Service Fees - R-3	N/A	15	-		15
Service Fees - R-4	N/A	9	-		9
Service Fees - R-5	N/A	19	-		19
Shareholder reports - Class A	88	136	-		224
Shareholder reports - Class B	25	26	-		51
Shareholder reports - Class C	5	2	-		7
Shareholder reports - Class J	N/A	34	-		34
Transfer agent fees - Class A	160	987	(4)	(a)	1,143
Transfer agent fees - Class B	59	146	(4)	(a)	201
Transfer agent fees - Class C	20	17	(4)	(a)	33
Transfer agent fees - Class J	N/A	234	-		234
Transfer agent fees - Institutional	-	6	-		6
Custodian fees	4	9	(3)	(a)	10
Directors' expenses	8	24	-		32
Professional fees	16	18	(16)	(a)	18
Other expenses	13	23	(2)	(a)	34
Total Gross Expenses	3,985	8,295	(610)		11,670

Less: Reimbursement from Manager - Class A	-	99	-		99
Less: Reimbursement from Manager - Class B	-	70	-		70
Less: Reimbursement from Manager - Class C	-	18	-		18
Less: Reimbursement from Manager - Institutional	-	11	-		-
Less: Reimbursement from Underwriter - Class J	N/A	73	-		73
Total Net Expenses	3,985	8,024	(610)		11,410
Net Investment Income (Operating Loss)	5,537	(379)	610		5,757

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies
Net realized gain (loss) from:
Investment transactions	(35,399)	(270)	-		(35,669)
Foreign currency transactions	-	1	-		1
Change in unrealized appreciation/depreciation of:
Investments	(125,461)	(266,553)	-		(392,014)
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currencies	(160,860)	(266,822)	-		(427,682)
Net Increase (Decrease) in Net Assets R-esulting from Operations	$ (155,323)	$ (267,201)	$ 610		$ (421,925)

(a) To adjust expenses to reflect the Combined Fund's estimated fees and expenses, based on elimination of duplicate services.
(b) Management and investment advisory fees decreased to reflect annual percentage rate of Acquiring Fund.

See accompanying notes

Schedule of Investments April 30, 2009

MidCap Stock		Combined MidCap Blend		MidCap Stock	MidCap Blend	Combined MidCap
Fund	MidCap Blend Fund	Fund		Fund	Fund	Blend Fund

Shares Held (000's)				Value (000's)
			94.03% COMMON STOCKS
			0.31% Advertising Agencies
-	166,612	166,612	Lamar Advertising Co (a)	$ -	$ 2,816	$ 2,816

			1.80% Aerospace & Defense Equipment
-	123,293	123,293	Alliant Techsystems Inc (a)	-	9,820	9,820
533,800	-	533,800	Spirit Aerosystems Holdings Inc (a)*	6,806	-	6,806

			0.75% Airlines
528,400	-	528,400	AMR Corp (a)*	2,515	-	2,515
420,800	-	420,800	Continental Airlines Inc (a)*	4,427	-	4,427

			1.20% Applications Software
-	127,880	127,880	Intuit Inc (a)	-	2,958	2,958
-	398,456	398,456	Microsoft Corp	-	8,073	8,073

			0.75% Auto - Medium & Heavy Duty Trucks
195,500	-	195,500	Pacaar Inc*	6,928	-	6,928

			1.00% Auto/Truck Parts & Equipment - Original
270,600	-	270,600	Magna International Inc*	9,190	-	9,190

			3.36% Broadcasting Services & Programming
-	423,941	423,941	Discovery Communications Inc - A Shares (a)	-	8,051	8,051
-	424,137	424,137	Discovery Communications Inc - C Shares (a)	-	7,431	7,431
-	265,070	265,070	Liberty Global Inc - A Shares (a)	-	4,371	4,371
-	338,909	338,909	Liberty Global Inc - B Shares (a)	-	5,544	5,544
-	471,929	471,929	Liberty Media Corp - Capital Series A (a)	-	5,522	5,522

			0.00% Building & Construction Products - Miscellaneous
-	2,749	2,749	USG Corp (a)	-	41	41

			0.93% Cable/Satellite TV
-	648,958	648,958	DISH Network Corp (a)	-	8,599	8,599

			0.02% Casino Services
-	15,277	15,277	International Game Technology	-	189	189

			1.29% Chemicals - Specialty
311,600	-	311,600	Cabot Corp*	4,549	-	4,549
170,500	-	170,500	Lubrizol Corp*	7,369	-	7,369

			0.99% Coatings & Paint
380,500	-	380,500	Valspar Corp*	9,132	-	9,132

			0.95% Commercial Banks
13,779	-	13,779	Cullen/Frost Bankers Inc*	649	-	649
579,674	-	579,674	TCF Financial Corp*	8,063	-	8,063

			2.89% Commercial Services
-	631,717	631,717	Iron Mountain Inc (a)	-	17,998	17,998
346,900	-	346,900	Weight Watchers International Inc*	8,631	-	8,631

			2.52% Commercial Services - Finance
-	57,164	57,164	Automatic Data Processing Inc	-	2,012	2,012
313,626	156,889	470,515	Lender Processing Services Inc	8,989	4,496	13,485
-	33,268	33,268	Paychex Inc	-	899	899
-	407,255	407,255	Western Union Co/The	-	6,822	6,822

			0.28% Computers - Integrated Systems
97,400	-	97,400	Diebold Inc*	2,574	-	2,574

			0.73% Computers - Memory Devices
367,900	-	367,900	NetApp Inc (a)*	6,733	-	6,733

			0.94% Cosmetics & Toiletries
288,800	-	288,800	Estee Lauder Cos Inc/The*	8,635	-	8,635

			1.24% Consulting Services
-	633,324	633,324	SAIC Inc (a)	-	11,463	11,463

			1.70% Data Processing & Management
-	149,058	149,058	Broadridge Financial Solutions Inc	-	2,884	2,884
393,723	322,031	715,754	Fidelity National Information Services Inc	7,028	5,748	12,776

			0.51% Dental Supplies & Equipment
-	164,991	164,991	DENTSPLY International Inc	-	4,722	4,722

			1.36% Diversified Manufacturing Operations
207,015	-	207,015	Teleflex Inc*	8,897	-	8,897
-	150,941	150,941	Tyco International Ltd	-	3,586	3,586

			0.73% Diversified Operations
-	413,768	413,768	Onex Corp (a)	-	6,678	6,678

			0.28% E-Commerce - Services
-	343,200	343,200	Liberty Media Corp - Interactive (a)	-	1,819	1,819
15,800	-	15,800	NetFlix Inc (a)*	716	-	716

			0.55% Electric - Generation
-	721,241	721,241	AES Corp/The	-	5,099	5,099

			5.82% Electric - Integrated
-	282,785	282,785	Allegheny Energy Inc	-	7,330	7,330
-	129,018	129,018	Ameren Corp	-	2,970	2,970
-	490,746	490,746	Constellation Energy Group Inc	-	11,817	11,817
307,600	-	307,600	DTE Energy Co*	9,096	-	9,096
459,000	-	459,000	Northeast Utilities*	9,648	-	9,648
-	101,992	101,992	SCANA Corp	-	3,082	3,082
241,000	-	241,000	Wisconsin Energy Corp*	9,630	-	9,630

			0.04% Electric - Transmission
-	27,148	27,148	Brookfield Infrastructure Partners LP	-	371	371

			0.58% Electronic Components - Miscellaneous
-	398,536	398,536	Gentex Corp	-	5,328	5,328

			1.24% Electronic Components - Semiconductors
485,000	12,842	497,842	Microchip Technology Inc *	11,155	295	11,450

			1.16% Electronic Parts Distribution
471,100	-	471,100	Arrow Electronics Inc (a)*	10,713	-	10,713

			0.65% Engineering - Research & Development Services
158,600	-	158,600	Jacobs Engineering Group Inc (a)*	6,033	-	6,033

			1.27% Energy - Alternate Sources
-	828,756	828,756	Covanta Holding Corp (a)	-	11,694	11,694

			1.09% Enterprise Software & Services
288,433	-	288,433	BMC Software Inc (a)*	10,000	-	10,000

			0.30% Food - Dairy Products
132,205	-	132,205	Dean Foods Co (a)*	2,737	-	2,737

			0.84% Food - Wholesale & Distribution
-	330,838	330,838	Sysco Corp	-	7,718	7,718

			0.39% Forestry
-	102,547	102,547	Weyerhaeuser Co	-	3,616	3,616

			0.39% Gas - Distribution
-	108,574	108,574	National Fuel Gas Co	-	3,551	3,551

			2.56% Gold Mining
-	369,528	369,528	Franco-Nevada Corp	-	7,863	7,863
-	391,734	391,734	Newmont Mining Corp	-	15,763	15,763

			0.64% Independent Power Producer
-	726,710	726,710	Calpine Corp (a)	-	5,894	5,894

			1.61% Insurance Brokers
-	122,391	122,391	Aon Corp	-	5,165	5,165
-	288,619	288,619	Brown & Brown Inc	-	5,616	5,616
-	193,835	193,835	Marsh & McLennan Cos Inc	-	4,088	4,088

			0.11% Investment Companies
-	209,761	209,761	RHJ International (a)	-	1,028	1,028

			0.32% Investment Management & Advisory Services
-	112,839	112,839	Ameriprise Financial Inc	-	2,973	2,973
-	218	218	Legg Mason Inc	-	5	5

			2.15% Linen Supply & Related Items
-	770,730	770,730	Cintas Corp	-	19,777	19,777

			1.39% Machinery Tools & Related Products
286,700	-	286,700	Lincoln Electric Holdings Inc*	12,767	-	12,767

			1.11% Medical - Drugs
-	611,486	611,486	Valeant Pharmaceuticals International (a)	-	10,248	10,248

			0.11% Medical - Generic Drugs
77,925	-	77,925	Mylan Inc/PA (a)*	1,032	-	1,032

			0.76% Medical - HMO
-	440,221	440,221	Coventry Health Care Inc (a)	-	7,004	7,004

			1.23% Medical - Hospitals
224,100	-	224,100	Universal Health Services Inc*	11,295	-	11,295

			0.93% Medical - Outpatient & Home Medical Care
-	355,815	355,815	Lincare Holdings Inc (a)	-	8,586	8,586

			0.20% Medical - Wholesale Drug Distribution
55,300	-	55,300	AmerisourceBergen Corp*	1,860	-	1,860

			0.75% Medical Information Systems
551,982	-	551,982	IMS Health Inc*	6,933	-	6,933

			2.11% Medical Instruments
125,600	-	125,600	Edwards Lifesciences Corp (a)*	7,961	-	7,961
-	342,449	342,449	St Jude Medical Inc (a)	-	11,479	11,479

			2.55% Medical Laboratory & Testing Service
197,100	-	197,100	Covance Inc (a)*	7,742	-	7,742
-	246,117	246,117	Laboratory Corp of America Holdings (a)	-	15,788	15,788

			0.80% Medical Products
-	222,069	222,069	Covidien Ltd	-	7,324	7,324

			0.12% Motion Pictures & Services
-	43,593	43,593	Ascent Media Corp (a)	-	1,123	1,123

			2.21% Multi-Line Insurance
395,797	-	395,797	HCC Insurance Holdings Inc*	9,467	-	9,467
-	439,085	439,085	Loews Corp	-	10,929	10,929

			1.74% Multimedia
-	657,944	657,944	Liberty Media Corp - Entertainment (a)	-	16,021	16,021

			0.90% Non-Hazardous Waste Disposal
393,900	-	393,900	Republic Services Inc*	8,272	-	8,272

			0.22% Oil - Field Services
-	124,192	124,192	Weatherford International Ltd (a)	-	2,065	2,065

			1.48% Oil & Gas Drilling
440,158	458,068	898,226	Nabors Industries Ltd (a)	6,695	6,967	13,662

			6.07% Oil Company - Exploration & Production
208,300	307,865	516,165	Cimarex Energy Co	5,603	8,282	13,885
-	430,404	430,404	Encore Acquisition Co (a)	-	12,563	12,563
-	117,557	117,557	EOG Resources Inc	-	7,462	7,462
-	271,792	271,792	EQT Corp	-	9,140	9,140
-	53,685	53,685	Newfield Exploration Co (a)	-	1,674	1,674
-	294,369	294,369	Questar Corp	-	8,749	8,749
-	283,500	283,500	Rosetta Resources Inc (a)	-	1,999	1,999
-	13,682	13,682	XTO Energy Inc	-	474	474

			0.60% Oil Refining & Marketing
437,509	-	437,509	Frontier Oil Corp*	5,561	-	5,561

			1.68% Pipelines
-	518,570	518,570	Spectra Energy Corp	-	7,519	7,519
-	563,284	563,284	Williams Cos Inc	-	7,943	7,943

			3.48% Property & Casualty Insurance
626,138	16,591	642,729	Fidelity National Financial Inc	11,352	301	11,653
-	34,734	34,734	Markel Corp (a)	-	9,969	9,969
-	216,505	216,505	Mercury General Corp	-	7,313	7,313
-	16,358	16,358	White Mountains Insurance Group Ltd	-	3,130	3,130

			0.98% Real Estate Operator & Developer
-	409,135	409,135	Brookfield Asset Management Inc	-	6,354	6,354
-	314,052	314,052	Forest City Enterprises Inc	-	2,647	2,647

			1.83% Reinsurance
-	159,551	159,551	Everest Re Group Ltd *	-	11,909	11,909
300,928	-	300,928	Max Capital Group Ltd	4,980	-	4,980

			0.79% REITS - Office Property
199,700	-	199,700	Alexandria Real Estate Equities Inc*	7,285	-	7,285

			0.62% REITS - Shopping Centers
171,100	-	171,100	Tanger Factory Outlet Centers*	5,701	-	5,701

			0.50% Rental - Auto & Equipment
137,435	-	137,435	Aaron's Inc *	4,612	-	4,612

			0.78% Retail - Apparel & Shoe
88,000	-	88,000	J Crew Group Inc (a)*	1,514	-	1,514
251,770	-	251,770	Nordstrom Inc*	5,698	-	5,698

			2.16% Retail - Auto Parts
-	512,342	512,342	O'Reilly Automotive Inc (a)	-	19,904	19,904

			0.05% Retail - Automobile
-	13,635	13,635	Copart Inc (a)	-	428	428

			1.32% Retail - Jewelry
419,300	-	419,300	Tiffany & Co*	12,135	-	12,135

			0.12% Retail - Major Department Store
-	39,816	39,816	TJX Cos Inc	-	1,114	1,114

			0.61% Retail - Restaurants
66,300	-	66,300	Chipotle Mexican Grill Inc (a)*	5,376	-	5,376
-	7,763	7,763	Yum! Brands Inc	-	259	259

			0.36% Satellite Telecommunications
-	211,928	211,928	EchoStar Holding Corp (a)	-	3,353	3,353

			0.83% Savings & Loans - Thrifts
586,750	-	586,750	Washington Federal Inc*	7,616	-	7,616

			1.06% Schools
-	23,251	23,251	Washington Post Co/The	-	9,733	9,733

			0.69% Telephone - Integrated
-	246,558	246,558	Telephone & Data Systems Inc	-	6,371	6,371

			0.22% Textile - Home Furnishings
-	43,012	43,012	Mohawk Industries Inc (a)	-	2,035	2,035

			1.12% Toys
688,500	-	688,500	Mattel Inc*	10,300	-	10,300

			0.98% Transport - Marine
208,500	-	208,500	Tidewater Inc*	9,018	-	9,018

			0.11% Transport - Truck
-	64,880	64,880	Heartland Express Inc	-	970	970

			0.21% Wireless Equipment
-	61,335	61,335	American Tower Corp (a)	-	1,948	1,948

			TOTAL COMMON STOCKS	351,618	514,662	866,280

	Principal Amount (000's)				Value (000's)
			5.95% REPURCHASE AGREEMENTS
			Diversified Banking Institutions
3,898	14,360	18,258	Investment in Joint Trading Account: Bank of America Repurchase Agreement; 0.15% dated	$ 3,898	$ 14,360	$ 18,258
			04/30/09 maturing 05/01/09 (collateralized by Sovereign Agency Issues; $18,623,000; 0.00% -
			5.87%; dated 09/11/09 - 01/22/37)
3,898	14,360	18,258	Investment in Joint Trading Account: Deutsche Bank Repurchase Agreement; 0.15% dated	3,898	14,360	18,258
			04/30/09 maturing 05/01/09 (collateralized by Sovereign Agency Issues; $18,623,000; 0.93% -
			5.00%; dated 03/30/10 - 01/08/14)
3,899	14,360	18,259	Investment in Joint Trading Account: Morgan Stanley Repurchase Agreement; 0.12% dated	3,899	14,360	18,259
			04/30/09 maturing 05/01/09 (collateralized by Sovereign Agency Issues; $18,623,000; 1.00% -
			7.125%; dated 05/04/09 - 02/15/30)

			TOTAL REPURCHASE AGREEMENTS	$ 11,695	$ 43,080	$ 54,775
			99.97% Total Investments	$ 363,313	$ 557,742	$ 921,055
			0.03% Other Assets in Excess of Liabilities, Net	110	198	308
			Pro Forma Adjustment			(52)
			100.00% TOTAL NET ASSETS - 100.00%	$ 363,423	$ 557,940	$ 921,311

		(a)	Non-Income Producing Security
		*	Security or a portion of the security will be disposed of in order to meet the investment
			strategies of the Acquiring Fund.

			Unrealized Appreciation (Depreciation)
			Unrealized Appreciation	$ 61,030	$ 36,398	$ 97,428
			Unrealized Depreciation	(68,561)	(192,868)	(261,429)
			Net Unrealized Appreciation (Depreciation)	(7,531)	(156,470)	(164,001)
			Cost for federal income tax purposes	370,844	714,212	1,085,056
			All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)
Sector	Percent
Consumer, Non-cyclical	20.60%
Financial	19.68%
Energy	11.33%
Consumer, Cyclical	11.17%
Industrial	8.93%
Communications	7.88%
Utilities	7.43%
Technology	6.99%
Basic Materials	5.24%
Diversified	0.72%
Other Assets in Excess of Liabilities, Net	0.03%
TOTAL NET ASSETS	100.00%

All of the securities of the Acquired Fund meet the investment restrictions of the Acquiring Fund.

Pro Forma Notes to Financial Statements
April 30, 2009
(unaudited)

1. Description of the Funds

MidCap Stock Fund and MidCap Blend Fund are series of Principal Funds, Inc. (the “Fund”). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

2. Basis of Combination

On June 8, 2009, the Board of Directors of Principal Funds, Inc., MidCap Stock Fund approved an Agreement and Plan of Reorganization (the “Reorganization”) whereby, MidCap Blend Fund will acquire all the assets of MidCap Stock Fund subject to the liabilities of such fund, in exchange for a number of shares equal to the pro rata net assets of MidCap Blend Fund.

The Reorganization will be accounted for as a tax-free reorganization of investment companies. The pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the Reorganization occurred at April 30, 2009. The unaudited pro forma schedules of investments and statements of assets and liabilities reflect the financial position of MidCap Stock Fund and MidCap Blend Fund at April 30, 2009. The unaudited pro forma statements of operations reflect the results of operations of MidCap Stock Fund and MidCap Blend Fund for the twelve months ended April 30, 2009. The statements have been derived from the Funds’ respective books and records utilized in calculating daily net asset value at the dates indicated above for MidCap Stock Fund and MidCap Blend Fund under U.S. generally accepted Funding principles. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of MidCap Blend Fund for pre-combination periods will not be restated.

MidCap Stock Fund will pay all expenses and out-of-pocket fees incurred in connection with the Reorganization, including printing, mailing, and legal fees. These expenses and fees are expected to total $52,000.

The pro forma schedules of investments and statements of assets and liabilities and operations should be read in conjunction with the historical financial statements of the Funds incorporated by reference in the Statements of Additional Information.

3. Significant Funding Policies

The preparation of financial statements in conformity with U.S. generally accepted Funding principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

4. Security Valuation

MidCap Stock Fund and MidCap Blend Fund value securities for which market quotations are readily available at market value, which is determined using the last reported sale price. If no sales are reported, as is regularly the case for some securities traded over-the-counter, securities are valued using the last reported bid price or an evaluated bid price provided by a pricing service. Pricing services use electronic modeling techniques that incorporate security characteristics, market conditions and dealer-supplied valuations to determine an evaluated bid price. When reliable market quotations are not considered to be readily available, which may be the case, for example, with respect to restricted securities, certain debt securities, preferred stocks, and foreign securities, the investments are valued at their fair value as determined in good faith by Principal Management Corporation (the “Manager”) under procedures established and periodically reviewed by the Fund’s Board of Directors.

The value of foreign securities used in computing the net asset value per share is generally determined as of the close of the foreign exchange where the security is principally traded. Events that occur after the close of the applicable foreign market or exchange but prior to the calculation of the Fund’s net asset value are ordinarily not reflected in the Fund’s net asset value. If the Manager reasonably believes events that occur after the close of the applicable foreign market or exchange but prior to the calculation of the Fund’s net asset value will materially affect the value of a foreign security, then the security is valued at its fair value as determined in good faith by the Manager under procedures established and periodically reviewed by the Fund’s Board of Directors. Many factors are reviewed in the course of making a good faith determination of a security’s fair value, including, but not limited to, price movements in ADRs, futures contracts, industry indices, general indices and foreign currencies.

To the extent each Fund invests in foreign securities listed on foreign exchanges which trade on days on which the Fund does not determine its net asset value, for example weekends and other customary national U.S. holidays, each Fund’s net asset value could be significantly affected on days when shareholders cannot purchase or redeem shares.

Pro Forma Notes to Financial Statements
April 30, 2009
(unaudited)

4. Security Valuation (Continued)

Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any given point in time, sometimes referred to as a "local" price and a "premium" price. The premium price is often a negotiated price, which may not consistently represent a price at which a specific transaction can be effected. It is the policy of the Funds to value such securities at prices at which it is expected those shares may be sold, and the Manager or any sub-advisor is authorized to make such determinations subject to such oversight by the Fund’s Board of Directors as may occasionally be necessary.

Short-term securities purchased with less than 60 days until maturity are valued at amortized cost, which approximates market. Under the amortized cost method, a security is valued by applying a constant yield to maturity of the difference between the principal amount due at maturity and the cost of the security to the account.

In September 2006, the Financial Funding Standards Board (FASB) issued Statement of Financial Funding Standards No. 157, “Fair Value Measurements” (FAS 157). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. Effective November 1, 2008, the Funds adopted the provisions of FAS 157.

In accordance with FAS 157, fair value is defined as the price that the Funds would receive upon selling a security in a timely transaction to an independent buyer in the principal or most advantageous market of the security at the measurement date. In determining fair value, the Funds use various valuation approaches, including market, income and/or cost approaches. FAS 157 establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

-- Level 1 – Quoted prices are available in active markets for identical securities as of the reporting date. The type of securities included in Level 1 includes listed equities and listed derivatives.

-- Level 2 – Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayments speeds, credit risk, etc.) Investments which are generally included in this category include corporate bonds, senior floating rate interests, and municipal bonds.

-- Level 3 – Significant unobservable inputs (including the Funds’ assumptions in determining the fair value of investments.) Investments which are generally included in this category include certain corporate bonds and certain mortgage backed securities.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the market place, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Funds in determining fair value is greatest for instruments categorized in Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair value is a market based measure considered from the perspective of a market participant who holds the asset rather than an entity specific measure. Therefore, even when market assumptions are not readily available, the Fund’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. The Funds use prices and inputs that are current as of the measurement date.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those instruments. For example, short-term securities held in Money Market Fund are valued using amortized cost, as permitted under 2a-7 of the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of these securities, but because the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Pro Forma Notes to Financial Statements
April 30, 2009
(unaudited)

The following is a summary of the inputs used as of April 30, 2009 in valuing the Funds’ securities carried at value (amounts shown in thousands):

			Level 2 — Other Significant		Level 3 — Significant
	Level 1 — Quoted Prices		Observable Inputs		Unobservable Inputs		Totals (Level 1,2,3)
		Other		Other		Other		Other
	Investments	Financial	Investments	Financial	Investments	Financial	Investments	Financial
Fund	in Securities	Instruments*	in Securities	Instruments*	in Securities	Instruments*	in Securities	Instruments*
MidCap Blend Fund	$506,799	—	$50,943	—	—	—	$557,742	—
MidCap Stock Fund	351,618	—	11,695	—	—	—	363,313	—

Currency Translation. Foreign holdings are translated to U.S. dollars using the exchange rate at the daily close of the New York Stock Exchange. The identified cost of the Fund holdings is translated at approximate rates prevailing when acquired. Income and expense amounts are translated at approximate rates prevailing when received or paid, with daily accruals of such amounts reported at approximate rates prevailing at the date of valuation. Since the carrying amount of the foreign securities is determined based on the exchange rate and market values at the close of the period, it is not practicable to isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between trade and settlement dates on security transactions, and the difference between the amount of dividends and foreign withholding taxes recorded on the books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies arise from changes in the exchange rate relating to assets and liabilities, other than investments in securities, purchased and held in non-U.S. denominated currencies.

5. Repurchase Agreements

The Funds may invest in repurchase agreements that are fully collateralized, typically by U.S. government or U.S. government agency securities. It is the Funds’ policy that its custodian takes possession of the underlying collateral securities. The fair value of the collateral is at all times at least equal to the total amount of the repurchase obligation. In the event of default on the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event the seller of a repurchase agreement defaults, the Funds could experience delays in the realization of the collateral.

6. Capital Shares

The pro forma net asset value per share assumes issuance of shares of MidCap Blend Fund that would have been issued at April 30, 2009, in connection with the Reorganization. The number of shares assumed to be issued is equal to the net assets of MidCap Stock Fund, as of April 30, 2009, divided by the net asset value per share of the MidCap Blend Fund as of April 30, 2009. The pro forma number of shares outstanding, by class, for the combined fund can be found on the statement of assets and liabilities.

7. Pro Forma Adjustments

The accompanying pro forma financial statements reflect changes in fund shares as if the Reorganization had taken place on April 30, 2009. The expenses of the MidCap Stock Fund were adjusted assuming the fee structure of the MidCap Blend Fund was in effect for the twelve months ended April 30, 2009.

8. Distributions

No provision for federal income taxes is considered necessary because each fund is qualified as a “regulated investment company” under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders.

PART C

OTHER INFORMATION

Item 15.	Indemnification

Under Section 2-418 of the Maryland General Corporation Law, with respect to any proceedings against a present or former director, officer, agent or employee (a "corporate representative") of the Registrant, the Registrant may indemnify the corporate representative against judgments, fines, penalties, and amounts paid in settlement, and against expenses, including attorneys' fees, if such expenses were actually incurred by the corporate representative in connection with the proceeding, unless it is established that:

(i)	The act or omission of the corporate representative was material to the matter giving rise to the proceeding; and

1.	Was committed in bad faith; or

2.	Was the result of active and deliberate dishonesty; or

(ii)	The corporate representative actually received an improper personal benefit in money, property, or services; or

(iii)	In the case of any criminal proceeding, the corporate representative had reasonable cause to believe that the act or omission was unlawful.

If a proceeding is brought by or on behalf of the Registrant, however, the Registrant may not indemnify a corporate representative who has been adjudged to be liable to the Registrant.
Under the Registrant's Articles of Incorporation and Bylaws, directors and officers of the
Registrant are entitled to indemnification by the Registrant to the fullest extent permitted under
Maryland law and the Investment Company Act of 1940. Reference is made to Article VI,
Section 7 of the Registrant's Articles of Incorporation, Article 12 of the Registrant's Bylaws and
Section 2-418 of the Maryland General Corporation Law.

The Registrant has agreed to indemnify, defend and hold the Distributor, its officers and directors, and any person who controls the Distributor within the meaning of Section 15 of the
Securities Act of 1933, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Distributor, its officers, directors or any such controlling person may incur under the Securities Act of 1933, or under common law or otherwise, arising out of or based upon any untrue statement of a material fact contained in the Registrant's registration statement or prospectus or arising out of or based upon any alleged omission to state a material fact required to be stated in either thereof or necessary to make the statements in either thereof not misleading, except insofar as such claims, demands, liabilities or expenses arise out of or are based upon any such untrue statement or omission made in conformity with information furnished in writing by the Distributor to the Registrant for use in the Registrant's registration statement or prospectus: provided, however, that this indemnity agreement, to the extent that it might require indemnity of any person who is also an officer or director of the Registrant or who controls the Registrant within the meaning of Section 15 of the
Securities Act of 1933, shall not inure to the benefit of such officer, director or controlling person unless a court of competent jurisdiction shall determine, or it shall have been determined by controlling precedent that such result would not be against public policy as expressed in the
Securities Act of 1933, and further provided, that in no event shall anything contained herein be so construed as to protect the Distributor against any liability to the Registrant or to its security holders to which the Distributor would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of its duties, or by reason of its reckless disregard of its obligations under this Agreement. The Registrant's agreement to indemnify the Distributor, its officers and directors and any such controlling person as aforesaid is expressly conditioned upon the Registrant being promptly notified of any action brought against the Distributor, its officers or directors, or any such controlling person, such notification to be given by letter or telegram addressed to the Registrant.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits.

Unless otherwise stated, all filing references are to File No. 33-59474

(1)	a.	Articles of Amendment and Restatement (filed 4/12/96)
	b.	Articles of Amendment and Restatement (filed 9/22/00)
	c.	Articles of Amendment and Restatement dated 6/14/02 (filed 12/30/02)
	d.	Articles of Amendment dated 5/23/05 (filed 9/8/05)
	e.	Articles of Amendment dated 9/30/05 (filed 11/22/05)
	f.	Articles of Amendment dated 7/7/06 (Incorporated by reference from exhibit #1(2)b to registration statement No. 333-137477 filed on Form N-14 on 9/20/06)
	g.	Articles of Amendment dated 06/04/08 (filed 07/17/08)
	h.	Articles of Amendment (filed 9/12/97)
	i.	Certificate of Correction dated 9/14/00 (filed 9/22/00)
	j.	Certificate of Correction dated 12/13/00 (filed 10/12/01)
	k.	Articles Supplementary dated 12/11/00 (filed 10/12/01)
	l.	Articles Supplementary dated 3/12/01 (filed 10/12/01)
	m.	Articles Supplementary dated 4/16/02 (filed 12/30/02)
	n.	Articles Supplementary dated 9/25/02 (filed 12/30/02)
	o.	Articles Supplementary dated 2/5/03 (filed 02/26/03)
	p.	Articles Supplementary dated 4/30/03 (filed 9/11/03)
	q.	Articles Supplementary dated 6/10/03 (filed 9/11/03)
	r.	Articles Supplementary dated 9/9/03 (filed 9/11/03)
	s.	Articles Supplementary dated 11/6/03 (filed 12/15/03)
	t.	Articles Supplementary dated 1/29/04 (filed 2/26/04)
	u.	Articles Supplementary dated 3/8/04 (filed 7/27/04)
	v.	Articles Supplementary dated 6/14/04 (filed 9/27/04)
	w.	Articles Supplementary dated 9/13/04 (filed 12/13/04)
	x.	Articles Supplementary dated 10/1/04 (filed 12/13/04)
	y.	Articles Supplementary dated 12/13/04 (filed 2/28/05)
	z.	Articles Supplementary dated 2/4/05 (filed 5/16/05)
	aa.	Articles Supplementary dated 2/24/05 (filed 5/16/05)
	bb.	Articles Supplementary dated 5/6/05 (filed 9/8/05)
	cc.	Articles Supplementary dated 12/20/05 (filed 2/28/06)

	dd.	Articles Supplementary dated 9/20/06 (Incorporated by reference from exhibit #1(4)t to registration statement No. 333-137477 filed on Form N-14 on 9/20/06)
	ee.	Articles Supplementary dated 1/12/07 (filed 1/16/07)
	ff.	Articles Supplementary dated 1/22/07 (filed 07/18/07
	gg.	Articles Supplementary dated 7/24/07 (filed 9/28/07)
	hh.	Articles Supplementary dated 09/13/07 (filed 12/14/07)
	ii.	Articles Supplementary dated 1/3/08 (filed 03/05/08)
	jj.	Articles Supplementary dated 3/13/08 (filed 05/01/08)
	kk.	Articles Supplementary dated 06/23/08 (filed 07/17/08)
	ll.	Articles Supplementary dated 09/10/08 (filed 12/12/08)
	mm.	Articles Supplementary dated 10/31/08 (filed 12/12/08)

(2)	By-laws (filed 12/29/05)

(3)	N/A

(4)	Form of Plan of Reorganization (filed herewith as Appendix A to the Proxy
Statement/Prospectus)

(5)	Included in Exhibits 1 and 2 hereto.

(6)	(1)	a.	Management Agreement (filed 9/12/97)
		b.	1st Amendment to the Management Agreement (filed 9/22/00)
		c.	Management Agreement (filed 12/5/00)
		d.	Amendment to Management Agreement dated 9/9/02(filed 12/30/02)
		e.	Amendment to Management Agreement dated 3/11/02 (filed 02/26/03)
		f.	Amendment to Management Agreement dated 12/10/02 (filed 02/26/03)
		g.	Amendment to Management Agreement dated 10/22/03 (filed 12/15/03)
		h.	Amendment to Management Agreement dated 3/8/04 (filed 6/1/04)
		i.	Amendment to Management Agreement dated 6/14/04 (filed 9/27/04)
		j.	Amendment to Management Agreement dated 7/29/04 (filed 9/27/04)
		k.	Amendment to Management Agreement dated 9/13/04 (filed 9/27/04)
		l.	Amendment to Management Agreement dated 12/13/04 (filed 2/28/05)
		m.	Amendment to Management Agreement dated 1/1/05 (filed 2/28/05)
		n.	Amendment to Management Agreement dated 9/30/05 (filed 11/22/05)
		o.	Amendment to Management Agreement dated 1/12/07 (filed 1/16/07)
		p.	Amendment to Management Agreement dated 9/12/07 (filed 9/28/07)
		q.	Amendment to Management Agreement dated 10/01/07 (filed 12/14/07)
		r.	Amendment to Management Agreement dated 10/31/07 (filed 12/14/07)
		s.	Amendment to Management Agreement dated 2/7/08 (filed 05/01/08)
		t.	Amendment to Management Agreement dated 06/24/08 (filed 09/30/08)

	(2)	a.	Edge Asset Management Sub-Advisory Agreement dated 1/12/07 -- Filed as Ex-99.D on 01/16/07 (Accession No. 0000898745-07-000011)

	(3)	a.	Principal Global Investors Sub-Advisory Agreement -- Filed as Ex-99.D.19
on 12/30/02
		b.	Amended and Restated PGI Sub-Advisory Agreement (filed 02/26/03)
		c.	Amended & Restated Sub-Adv Agreement with PGI -- Filed as Ex-99.D19C on 09/11/03
		d.	Amended & Restated Sub-Adv Agreement with PGI-- Filed as Ex-99.D on
06/01/04
		e.	Amended & Restated Sub-Adv Agreement with PGI dtd 7-29-04 – Filed as
Ex-99.D on 09/27/2004
		f.	Amended & Restated Sub-Adv Agreement with PGI dtd 9-13-04 – Filed as
Ex-99.D on 12/13/04

		g.	Amended & Restated Sub-Adv Agreement with PGI dtd 12-13-04 – Filed as Ex-99.D on 09/08/05
		h.	Amended & Restated Sub-Adv Agreement with PGI dtd 7-1-05 – Filed as
Ex-99.D on 09/08/05
		i.	Sub-Sub-Advisory Agreement with Spectrum dtd 7/1/2005 -- Filed as Ex-
99.D on 12/29/05
		j.	Sub-Sub-Advisory Agreement with Post dtd 7/1/2005 -- Filed as Ex-99.D on 12/29/05
		k.	Amended & Restated Sub-Adv Agreement with PGI dtd 3/1/06 -- Filed as
Ex-99.D on 02/28/06

(7)	(1)	a.	Distribution Agreement (Class A, B, C, J, Institutional, Advisors Preferred,
Preferred, Advisors Select, Select, Advisors Signature Classes) dtd 3/11/08
(filed 05/01/08)

		b.	Distribution Agreement (Class A, Class B, Class C, Class J, Preferred Class,
Advisors Preferred Class, Select Class, Advisors Select Class, Advisors
Signature Class, Institutional Class and Class S Shares dated 5/1/08 (filed
07/29/09)

(8)	Not Applicable

(9)	(1)	a.	Domestic Portfolio Custodian Agreement with Bank of New York (filed
4/12/96)
		b.	Domestic Funds Custodian Agreement with Bank of New York (filed 12/5/00)
		c.	Domestic and Global Custodian Agreement with Bank of New York (filed
11/22/05)

(10)	Rule 12b-1 Plan
	(1)	R-3 f/k/a Advisors Preferred Plan (filed 9/22/2000)
		a.	Amended & Restated dtd 3/11/08 (filed 05/01/08)

	(2)	R-2 f/k/a Advisors Select Plan (filed 9/22/2000)
		a.	Amended & Restated dtd 3/11/08 (filed 05/01/08)

	(3)	R-4 f/k/a Select Plan (filed 12/30/02)
		a.	Amended & Restated dtd 3/11/08 (filed 05/01/08)

	(4)	R-1 f/k/a Advisors Signature Plan (filed 12/13/04)
		a.	Amended & Restated Distribution Plan and Agreement Class R-1 dtd
6/24/08 (filed 09/30/08)

	(5)	Class J Plan
		a.	Amended & Restated dtd 3/11/08 (filed 05/01/08)

	(6)	Class A Plan (filed 02/28/05)
		a.	Amended & Restated dtd 10/01/07 (filed 12/14/07)
	(7)	Class B Plan (filed 02/28/05)
		a.	Amended & Restated dtd 3/13/07 (filed 12/14/07)

	(8)	Class C Plan dated 9/11/06 (Incorporated by reference from exhibit #10(8)a to registration statement No. 333-137477 filed on Form N-14 on 09/20/06)
		a.	Amended & Restated dtd 10/01/07 (filed12/14/07)

	(9)	Class S Plan dtd 5/1/08 -- Filed as Ex-99.M9 on 05/01/08

(11)	Opinion and Consent of counsel, regarding legality of issuance of shares and other matters *

(12)	Opinion and Consent of ____________________________________on tax matters**

(13)	Not Applicable

(14)	Consent of Independent Registered Public Accountants
	(a)	Consent of Ernst & Young LLP *

(15)	Not Applicable

(16)	(a)	Powers of Attorney*

(17)	(a)	Prospectuses dated 03/01/09, as supplemented
		(1)	The Prospectus for Class J shares, dated March 1, 2009, included in Post-
Effective Amendment No. 70 to the registration statement on Form N-1A
(File No. 33-59474) filed on March 2, 2009;
		(2)	The Prospectus for Class A, B, and C shares, dated March 1, 2009, included in Post-Effective Amendment No. 67 to the registration statement on Form N-1A (File No. 33-59474) filed on February 27, 2009;
		(3)	The Prospectus for Institutional Class shares, dated March 1, 2009, included in Post-Effective Amendment No. 68 to the registration statement on Form
N-1A (File No. 33-59474) filed on March 2, 2009;
		(4)	The Prospectus for R-1, R-2, R-3, R-4, and R-5 Class shares, dated
March 1, 2009, included in Post-Effective Amendment No. 69 to the registration statement on Form N-1A (File No. 33-59474) filed on March 2,
2009;
		(5)	Supplements to the Class J shares Prospectus dated and filed March 20,
2009, April 8, 2009, April 9, 2009, May 4, 2009, May 21, 2009, and June 19,
2009;
		(6)	Supplements to the Class A, B, and C shares Prospectus dated and filed
March 20, 2009, April 8, 2009, April 9, 2009, April 21, 2009, May 4, 2009,
May 21, 2009, June 19, 2009, and July 30, 2009;
		(7)	Supplements to the Institutional Class shares Prospectus dated and filed
March 20, 2009, April 8, 2009, April 9, 2009, April 10, 2009, May 4, 2009,
May 21, 2009, June 19, 2009, and July 30, 2009;
		(8)	Supplements to the R-1, R-2, R-3, R-4, and R-5 Class shares Prospectus dated and filed March 20, 2009, April 8, 2009, April 9, 2009, May 4, 2009,
May 21, 2009, and June 19, 2009;

	(b)	Statement of Additional Information dated March 1, 2009, included in Post-Effective
Amendment No. 66 to the registration statement on Form N-1A (File No. 33-59474)
filed on February 27, 2009; and supplements thereto dated and filed March 20, 2009,
May 4, 2009, and June 19, 2009.

	(c)	Annual Report of Principal Funds, Inc. for the fiscal year ended October 31, 2008
(filed January 8, 2009)

*	Filed herein.
**	To be filed by amendment.

Item 17. Undertakings

     (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for re-offerings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

     (3) The undersigned Registrant agrees to file a post-effective amendment to this Registration Statement which will include an opinion of counsel regarding the tax consequences of the proposed reorganization.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the
Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized in the City of Des Moines and State of Iowa, on the 10th day of August, 2009.

Principal Funds, Inc.
(Registrant)

/s/ Ralph C. Eucher
R. C. Eucher
Chairman of the Board and
Chief Executive Officer

Attest:

/s/ Beth C. Wilson
Beth Wilson
Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Ralph C. Eucher
	Chairman of the Board	August 10, 2009
R. C. Eucher	and Chief Executive
Officer (Principal
Executive Officer)

/s/ Layne A. Rasmussen
	Vice President,	August 10, 2009
L. A. Rasmussen	Controller and Chief
Financial Officer
(Principal Financial
Officer and Controller)

/s/ Nora M. Everett
	President and Director	August 10, 2009
N. M. Everett

/s/ Michael J. Beer
	Executive Vice President	August 10, 2009
M. J. Beer

(E. Ballantine)*
	Director	August 10, 2009
E. Ballantine

(K. Blake)*
	Director	August 10, 2009
K. Blake

(C. Damos)*
	Director	August 10, 2009
C. Damos

(R. W. Gilbert)*
	Director	August 10, 2009
R. W. Gilbert

(M. A. Grimmett)*
	Director	August 10, 2009
M. A. Grimmett

(F. S. Hirsch)*
	Director	August 10, 2009
F. S. Hirsch

(W. C. Kimball)*
	Director	August 10, 2009
W. C. Kimball

(B. A. Lukavsky)*
	Director	August 10, 2009
B. A. Lukavsky

(W. G. Papesh)*
	Director	August 10, 2009
W. G. Papesh

(D. Pavelich)*
	Director	August 10, 2009
D. Pavelich

/s/ M. J. Beer
*By
M. J. Beer
Executive Vice President

Pursuant to Powers of Attorney filed herewith

EXHIBIT INDEX
Exhibit No.	Description
4	Form of Plan of Reorganization (filed herewith as Appendix A to the Proxy
Statement/Prospectus)
11	Opinion and Consent of counsel regarding legality of issuance of shares and other matters
12	Opinion and Consent of __________________________________ - on tax matters**
14(a)	Consent of Ernst & Young LLP, Independent Registered Public Accountants
16(a)	Powers of Attorney

**	to be filed by amendment